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                                                                   EXHIBIT 10.43

                             PARTICIPATION AGREEMENT


                            Dated as of June 22, 2000


                                      among


                       PSC MANAGEMENT LIMITED PARTNERSHIP

                    Lessee, Construction Agent and Guarantor


                           PEROT SYSTEMS CORPORATION,
                               as Parent Guarantor



                    PEROT SYSTEMS BUSINESS TRUST NO. 2000-1,
                                    as Lessor



                            WILMINGTON TRUST COMPANY,
          not in its individual capacity, except as expressly provided herein, but solely as trustee under the Trust Agreement dated as of the date hereof, as Trustee



                        BANC ONE LEASING SERVICES CORP.,

                   and the Persons named on Schedule I hereto,
                             as Certificate Holders


                                  BANK ONE, NA,
                     and the various financial institutions
                party to the Loan Agreement from time to time as
                       the Tranche A and Tranche B Lenders


                                       and


                                  BANK ONE, NA,
                                    as Agent

                            -------------------------

                   Synthetic Lease Financing of Texas Property


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



                                TABLE OF CONTENTS


                                                                                                               Page


SECTION 1. DEFINITIONS; INTERPRETATION............................................................................2

SECTION 2. DOCUMENTATION DATE; ACQUISITION DATE...................................................................2
    (a)  Documentation Date.......................................................................................2
    (b)  Site Acquisition Date....................................................................................3

SECTION 3. FUNDING OF ADVANCES....................................................................................3
    (a)  Certificate Holders' Commitment..........................................................................3
    (b)  Lenders' Commitment......................................................................................4
    (c)  Procedures for Advances..................................................................................4
    (d)  Allocation of Advances...................................................................................5
    (e)  Allocation between Construction Portions and non-Construction Portions of Sites..........................6

SECTION 4. YIELD; INTEREST; NONUSE FEES...........................................................................7
    (a)  Yield....................................................................................................7
    (b)  Interest on Loans........................................................................................7
    (c)  Prepayments of Loans and Equity Amounts..................................................................8
    (d)  Nonuse Fees; Other Fees..................................................................................8
    (e)  Interest and Yield Protection............................................................................9
    (f)  Notice of Yield and Interest............................................................................12

SECTION 5. CERTAIN INTENTIONS OF THE PARTIES; DISCLOSURE; DISTRIBUTIONS..........................................13
    (a)  Nature of Transaction...................................................................................13
    (b)  Amounts Due Under Master Lease..........................................................................13
    (c)  Disclosure..............................................................................................14
    (d)  Distribution............................................................................................14

SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PARTICIPANTS........................................20
    (a)  Representations and Warranties..........................................................................20
    (b)  Additional Representations and Warranties...............................................................21
    (c)  Covenants of the Participants...........................................................................22
    (d)  Covenants of the Agent..................................................................................23
    (e)  Covenants of the Certificate Holders....................................................................24

SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF WILMINGTON TRUST COMPANY AND TRUSTEE....................24
    (a)  Wilmington Trust Company Representations and Warranties.................................................24
    (b)  Wilmington Trust Company Agreements.....................................................................26



                                        i
                                                         Participation Agreement

    (c)  Trustee and Trust Representations and Warranties........................................................26
    (d)  Covenants of Trustee and Trust..........................................................................28

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LESSEE, CONSTRUCTION AGENT, GUARANTOR AND
           PARENT GUARANTOR......................................................................................28
    (a)  General Representations and Warranties..................................................................29
    (b)  Site Acquisition Date Representations and Warranties....................................................34
    (c)  Funding Date Representations and Warranties.............................................................36
    (d)  Covenants of Lessee.....................................................................................41
    (a)  General Representations and Warranties..................................................................44
    (b)  Site Acquisition Date Representations and Warranties....................................................48
    (c)  Funding Date Representations and Warranties.............................................................48
    (d)  Agreements..............................................................................................49

SECTION 9. CONDITIONS PRECEDENT TO DOCUMENTATION DATE, SITE ACQUISITION DATES AND ADVANCES.......................52
    (a)  Conditions Precedent to the Documentation Date..........................................................52
    (b)  Conditions Precedent to each Advance....................................................................54
    (c)  Further Conditions to each Site Acquisition Date........................................................56
    (d)  Conditions to Initial Construction Advance For Each Identified Project..................................61

SECTION 10. COMPLETION DATE CONDITIONS...........................................................................61
    (a)  Completion Date.........................................................................................61
    (b)  [Reserved]..............................................................................................62

SECTION 11. TRANSFERS OF LENDERS' INTERESTS......................................................................62
    (a)  Permitted Assignments...................................................................................62
    (b)  Effect; Effective Date..................................................................................62
    (c)  Rights of Transferees...................................................................................63
    (d)  Withholding Taxes; Disclosure of Information; Pledge Under Regulation A.................................63

SECTION 12. TRANSFERS OF CERTIFICATE HOLDERS' INTEREST...........................................................64
    (a)  Assignments.............................................................................................64
    (b)  Rights of Transferees...................................................................................65
    (c)  Withholding Taxes; Disclosure of Information; Pledge Under Regulation A.................................65

SECTION 13. SECTION GENERAL TAX INDEMNITY........................................................................66
    (a)  Tax Indemnitee Defined..................................................................................66
    (b)  Taxes Indemnified.......................................................................................66
    (c)  Taxes Excluded..........................................................................................67
    (d)  Tax Obligations in this Section.........................................................................71
    (e)  Payments to the Lessee..................................................................................71
    (f)  Procedures..............................................................................................72
    (g)  Contest.................................................................................................72



                                       ii
                                                         Participation Agreement

    (h)  Reports.................................................................................................74
    (i)  Non-Parties.............................................................................................75
    (j)  Survival................................................................................................75
    (k)  Construction Period.....................................................................................75

SECTION 14. GENERAL INDEMNITY....................................................................................75
    (a)  Indemnification.........................................................................................75
    (b)  Survival................................................................................................78
    (c)  Certain Exceptions......................................................................................78
    (d)  Claims Procedure........................................................................................78
    (e)  Subrogation.............................................................................................80
    (f)  Insured Claims..........................................................................................80
    (g)  Waiver of Certain Claims................................................................................80
    (h)  Consent.................................................................................................80
    (i)  Construction Period.....................................................................................80

SECTION 15. TRANSACTION EXPENSES.................................................................................81
    (a)  Transaction Expenses....................................................................................81
    (b)  Brokers' Fees and Stamp Taxes...........................................................................81
    (c)  Loan Agreement and Related Obligations..................................................................81

SECTION 16. CONSENT TO JURISDICTION..............................................................................82
    (a)  CHOICE OF LAW...........................................................................................82
    (b)  CONSENT TO JURISDICTION.................................................................................82
    (c)  WAIVER OF JURY TRIAL....................................................................................82
    (d)  Service of Process......................................................................................82

SECTION 17. LIMITATIONS OF LIABILITY OF TRUSTEE..................................................................83

SECTION 18. LIMITATION OF LIABILITY OF CERTIFICATE HOLDERS.......................................................84

SECTION 19. NOTICES..............................................................................................84

SECTION 20. SURVIVAL OF REPRESENTATIONS; BINDING EFFECT..........................................................85

SECTION 21. THE AGENT............................................................................................85
    (a)  Appointment; Nature of Relationship.....................................................................85
    (b)  Powers..................................................................................................85
    (c)  General Immunity........................................................................................85
    (d)  No Responsibility for Recitals, etc.....................................................................86
    (e)  Action on Instructions of Participants..................................................................86
    (f)  Employment of Agents and Counsel........................................................................86
    (g)  Reliance on Documents; Counsel..........................................................................86
    (h)  Agent's Reimbursement and Indemnification...............................................................87
    (i)  Notice of Default.......................................................................................87



                                       iii
                                                         Participation Agreement

    (j)  Rights as a Participant.................................................................................87
    (k)  Participant Credit Decision.............................................................................87
    (l)  Successor Agent.........................................................................................88
    (m)  Agent's Fee.............................................................................................88
    (n)  Delegation to Affiliates................................................................................88
    (o)  Execution of Collateral Documents.......................................................................89
    (p)  Collateral Releases.....................................................................................89

SECTION 22. MISCELLANEOUS........................................................................................89
    (a)  Counterpart Execution...................................................................................89
    (b)  Amendments, Supplements, Waivers........................................................................89
    (c)  Headings................................................................................................90
    (d)  Business Day............................................................................................90
    (e)  Reproduction of Documents...............................................................................90
    (f)  Opinions................................................................................................90
    (g)  Enforcement.............................................................................................91
    (h)  Entire Agreement........................................................................................91
    (i)  Confidentiality.........................................................................................91
    (j)  Preservation of Rights..................................................................................91

         APPENDIX, SCHEDULES AND EXHIBITS

             APPENDIX A    Definitions and Interpretation

             SCHEDULE 1    Commitments of Participants
             SCHEDULE 2    Payment Instructions

             EXHIBIT A     Form of Trust Agreement
             EXHIBIT B     Form of Master Lease
             EXHIBIT C     Form of Annual No Default Certificate
             EXHIBIT D-1   Form of Opinion of In-House Counsel to the Lessee
             EXHIBIT D-2   Form of Opinion of Special Counsel to the Lessee
             EXHIBIT E     Form of Opinion of Special Counsel to Wilmington
                           Trust Company and Trustee
             EXHIBIT F-1   Form of Opinion of Local Counsel
             EXHIBIT F-2   Form of Local Counsel Questionnaire
             EXHIBIT G     Form of Completion Certificate
             EXHIBIT H     Form of Lender Mortgage
             EXHIBIT I     Form of Funding Request
             EXHIBIT J     Form of Construction Certificate
             EXHIBIT K     Form of Compliance Certificate
             EXHIBIT L     Form of Purchase of Assets Agreement Assignment
             EXHIBIT M-1   Form of Assignment Agreement (Lender)
             EXHIBIT M-2   Form of Assignment Agreement (Certificate Holders)
             EXHIBIT N     Form of Parent Guaranty
             EXHIBIT O     Form of Arco Lease
             EXHIBIT P     Form of Arco Assumption Agreement
             EXHIBIT Q     Form of Arco Estoppel Certificate



                                       iv
                                                         Participation Agreement

                             PARTICIPATION AGREEMENT

         THIS PARTICIPATION AGREEMENT (this "PARTICIPATION AGREEMENT") dated as of June 22, 2000 is entered into by and among PSC MANAGEMENT LIMITED PARTNERSHIP, a Texas limited partnership, as Lessee, Construction Agent and Guarantor (together with its permitted successors and assigns, in its capacity as Lessee, the "LESSEE", in its capacity as Construction Agent, the "CONSTRUCTION AGENT", and in its capacity as Guarantor, the "GUARANTOR"); PEROT SYSTEMS CORPORATION, a Delaware corporation, as Parent Guarantor; WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as expressly provided herein, but solely as trustee under the Trust Agreement (in such capacity, together with its successors and permitted assigns under the Trust Agreement the "TRUSTEE"); PEROT SYSTEMS BUSINESS TRUST NO. 2000-1, a Delaware business trust (the "LESSOR"); BANC ONE LEASING SERVICES CORP., a Delaware Corporation, and the Persons named on Schedule 1 hereto (together with their respective permitted successors, assigns and transferees), as owners of the beneficial interest in the Lessor ("CERTIFICATE HOLDERS"); BANK ONE, NA (with its principal office in Chicago, Illinois) and various financial institutions party to the Loan Agreement from time to time as the Tranche A and Tranche B Lenders thereunder (together with each of their permitted successors and assigns, the "LENDERS"); and BANK ONE, NA, in its capacity as Agent (together with its successors and assigns in such capacity from time to time, the "AGENT") for the Lenders;

                                  WITNESSETH:

         WHEREAS, pursuant to the terms and provisions of the Trust Agreement (which is substantially in the form of Exhibit A hereto), the Certificate Holders have authorized the Trustee to take certain actions with respect to the transactions contemplated hereby for the purpose of providing financing for (i) the acquisition of the fee interest in the Texas Property and (ii) acquisition of fee interests in or ground leases of certain other parcels of real property under such terms and conditions as may be agreed upon between Lessee and the Participants (the Texas Property and any such other parcels each, a "LAND INTEREST"), the acquisition or construction of certain facilities currently located or to be constructed on certain Land Interests acquired or ground leased by the Lessor for the Lessee including the acquisition of certain equipment (the "EQUIPMENT") currently located or to be located on and used in connection with certain Land Interests acquired or ground leased by the Lessor for the Lessee (collectively, with respect to each Land Interest, "IMPROVEMENTS");

         WHEREAS, each Land Interest, upon becoming subject to a Lease Supplement, together with any improvements located thereon and any Improvements thereafter constructed thereon is called a "Site" and all thereof are collectively called the "SITES";

         WHEREAS, (i) Lessor shall purchase or acquire the Land Interests (other than the Non-Acquired Land Interests) relating to the Sites and any improvements then located thereon from third party sellers, (ii) Lessor shall ground lease any Non-Acquired Land Interest from unaffiliated third parties, (iii) Lessee, as Construction Agent, shall construct certain Improvements on some or all of the Land Interests and shall apply Advances from Lessor to pay




                                                         Participation Agreement
the costs thereof and to pay for Equipment, and (iv) Lessee shall lease the Sites from Lessor for the Basic Term pursuant to that certain Master Lease Agreement and Mortgage and Deed of Trust (which is substantially in the form of Exhibit B hereto) dated as of even date herewith;

         WHEREAS, the Certificate Holders are willing personally to provide a portion of the funding of the costs of acquisition of the Land Interest and any existing Improvements and the cost of Construction of other Improvements;

         WHEREAS, the Lessor wishes to obtain, and the Lenders are willing to provide, financing of the remaining portion of the funding of the costs of acquisition of the Land Interest and any existing Improvements and the cost of Construction of other Improvements;

         WHEREAS, the Lessee contemplates leasing from the Lessor the Sites, including the Improvements constructed thereon by the Lessee in its capacity as Construction Agent; and

         WHEREAS, to secure such financing, the Lenders will have, to the extent provided in the Operative Documents, the benefit of a Lien from the Lessor on the Lessor's right, title and interest in the Sites and on substantially all of the Lessor's rights against the Lessee under the Master Lease and Lease Supplements and against the Construction Agent under the Construction Agency Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         DEFINITIONS; INTERPRETATION.

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Participation Agreement.

SECTION 1. DOCUMENTATION DATE; ACQUISITION DATE.

     (a) DOCUMENTATION DATE. The Documentation Date (the "DOCUMENTATION DATE") shall occur on the earliest date on which the following conditions precedent shall have been satisfied:

               (i) PARTICIPATION AGREEMENT. This Participation Agreement shall have been duly authorized, executed and delivered by the parties hereto.

               (ii) MASTER LEASE. The Master Lease shall have been duly authorized, executed and delivered by the parties thereto.

               (iii) CONSTRUCTION AGENCY AGREEMENT; CONSTRUCTION DOCUMENTS ASSIGNMENT. The Construction Agency Agreement and the Construction Documents Assignment shall have been duly authorized, executed and delivered by the parties thereto.



                                       2
                                                         Participation Agreement

               (iv) CONSTRUCTION AGENCY AGREEMENT ASSIGNMENT. The Construction Agency Agreement Assignment shall have been duly authorized, executed and delivered by the Lessor, as assignor, in favor of the Agent, and consented to and acknowledged by the Construction Agent.

               (v) LOAN AGREEMENT. The Loan Agreement shall have been duly authorized, executed and delivered by the parties thereto.

               (vi) ASSIGNMENT OF LEASES AND RENTS. The Master Assignment of Leases and Rents shall have been duly authorized, executed and delivered by the Lessor, as assignor, in favor of the Agent, and consented to and acknowledged by the Lessee.

               (vii) FEES. The Lessee shall have paid in full all fees then due and payable pursuant to the Engagement Letter, subject to Section 6(d)(2).

               (viii) STRUCTURAL GUARANTY; OTHER OPERATIVE DOCUMENTS. The Structural Guaranty and the other Operative Documents to be delivered in connection with the Documentation Date shall have been duly authorized, executed and delivered by the parties thereto.

         (b) SITE ACQUISITION DATE. For each Land Interest, the closing date with respect to the acquisition thereof (each, a "SITE ACQUISITION DATE") shall occur on the earliest date on or after the Documentation Date on which each of the conditions precedent thereto set forth in Section 9 with respect to the acquisition thereof shall have been either satisfied or waived by the applicable parties as set forth therein.

SECTION 2. FUNDING OF ADVANCES.

         (a) CERTIFICATE HOLDERS' COMMITMENT. (i) Subject to the conditions and terms hereof, the Certificate Holders shall cause the Lessor to take the following actions with respect to the Property at the written request of the Lessee from time to time during the Commitment Period:

                       (1) the Lessor shall acquire the Sites (using funds
               provided by the Participants);

                       (2) the Agent on behalf of Lessor shall make Advances
               (out of funds provided by the Participants) to the Construction Agent for the purpose of the renovation and construction of Improvements thereon; and

                       (3) the Lessor shall lease the Sites to the Lessee under
               the Master Lease and the Lease Supplement.

         Notwithstanding any other provision hereof, the Lessor shall not be obligated to make any Advance with respect to any Site if, after giving effect thereto, the aggregate outstanding amounts of the Tranche A Loans, Tranche B Loans and the Equity Amount allocable to such Site would exceed the Commitments of the Tranche A Lenders, the Tranche B Lenders and the



                                       3
                                                         Participation Agreement

Certificate Holders, respectively, for such Site based upon the Land Acquisition Cost, Site Improvement Cost and remaining Estimated Improvement Costs of such Site.

               (ii) Subject to the conditions and terms hereof, the Certificate Holders shall personally make available to the Lessor (or the Agent on its behalf) at the request of the Lessee from time to time during the Commitment Period with respect to the Sites, on each Funding Date an amount (each an "EQUITY AMOUNT") in immediately available funds equal to the Certificate Holders' Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, the Certificate Holders shall not be obligated to make available any Equity Amount if, after giving effect to the proposed Equity Amount, the outstanding aggregate amount of Equity Amounts would exceed the Certificate Holders' Commitment.

         (b) LENDERS' COMMITMENT. Subject to the conditions and terms hereof, the Lenders severally shall make Loans with respect to the Sites to the Lessor at the request of the Lessee from time to time during the Commitment Period, on each Funding Date in an amount in immediately available funds equal to each such Lender's Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, no Lender shall be obligated to make any Loan if, after giving effect to the proposed Loan, the outstanding aggregate amount of such Lender's Loans would exceed such Lender's Commitment.

         (c) PROCEDURES FOR ADVANCES. (i) With respect to each funding of an Advance, the Lessee shall give the Lessor and the Agent prior written notice not later than 10:00 a.m., Chicago time, three (3) Business Days (unless waived) prior to the proposed Funding Date (and the parties hereto hereby waive the 3 Business Day time period in connection with the Funding Request for the Documentation Date) pursuant to an irrevocable Funding Request substantially in the form of Exhibit I (a "FUNDING REQUEST"), which Funding Request shall specify: the proposed Funding Date and the amount of Advance requested. With respect to each Funding Request for a Site Acquisition Date, in addition to the foregoing, the Lessee hereby directs the Lessor to acquire or ground lease the Site, as applicable, and the Lessee shall also specify: (i) the Land Interest to be acquired or ground leased and the seller or ground lessor of the Site, as applicable, and (ii) the Estimated Improvement Costs for the Site. Lessee shall request a minimum of one (1) Funding Date per month. Each funding shall be in an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof provided, further, that the final funding may be in a lesser amount. From time to time during the Basic Term Lessee shall select the Interest Period applicable to the Advances and indicate whether such Advances shall accrue interest determined by reference to the LIBO Rate (Reserve Adjusted) or the Alternate Base Rate. The Lessee shall give the Agent irrevocable notice not later than 10:00 a.m. (Chicago time) at least three Business Days before the end of the prior Interest Period, specifying the Interest Period applicable thereto. In the event the Lessee shall fail to provide any such notice, the Interest Period shall be the same as the immediately preceding Interest Period. Lessee shall be allowed a maximum of three (3) separate LIBO Rate tranches at any one time. The proceeds of one (1) funding each month will be used (i) to pay the Construction Agent for accrued but unpaid Site Improvement Costs for Sites owned or ground leased by Lessor and, Land



                                       4
                                                         Participation Agreement

Acquisition Costs, and (ii) to reimburse the Construction Agent for Site Improvement Costs paid by the Construction Agent and not previously reimbursed, including without limitation Accrued Interest and Yield and Transaction Expenses; and the Funding Date therefor shall be the Scheduled Payment Date (except in the case of a Site Acquisition Date); provided, however, that if the Lessee fails to duly and timely submit a Funding Request which provides for the payment of Accrued Interest and Yield and Transaction Expenses on the applicable Scheduled Payment Date, the Lessee hereby irrevocably authorizes and directs the Agent (at its option) to cause the Participants to fund to the Participants such amounts as may be necessary to pay in full all Accrued Interest and Yield and Transaction Expenses then due and payable during the Construction Period for such Site and for the one (1) calendar month thereafter. The proceeds of each additional funding in any month (in an amount not less than $1,000,000) will be used solely for Land Acquisition Costs and related expenses. Fundings for Site Improvement Costs (other than Accrued Interest and Yield) for any Site shall be made during the Construction Period for such Site and for the three (3) calendar months thereafter.

               (ii) Upon satisfaction or waiver of the conditions precedent to the funding of an Advance set forth in Section 9, in the case of an Advance for the acquisition or ground lease of a Land Interest, the Lessor, as directed by the Certificate Holders acting at the request of the Lessee, shall pay all Land Acquisition Costs and pay Transaction Expenses in connection with such acquisition or ground lease, and in the case of other Advances, the Lessee, as Construction Agent, shall pay or retain as payment or reimbursement of Site Improvement Costs or Transaction Expenses the funds provided by the Certificate Holders and the Lenders for such Advance. The transfer by any Participant of its portion of an Advance shall evidence such Participant's satisfaction that the conditions precedent to such Advance have been met or waived. Except as set forth above and as the parties may otherwise agree in writing, Advances shall be made solely to provide the Construction Agent with funds with which to pay or reimburse itself for Site Improvement Costs or Transaction Expenses, as the case may be.

               (iii) All remittances made by the Participants for the funding of any Advance shall be made on the applicable Funding Date in immediately available Federal funds by wire transfer to the accounts specified in the applicable Funding Request. Subject to the prior satisfaction or waiver of each of the applicable conditions precedent set forth in
         Section 9, the Participants will use reasonable efforts to fund the applicable Advance prior to 1:00 p.m., Chicago time, on such Funding Date.

               (iv) In no event will (i) the total Property Cost at any time exceed $90,000,000.00, in the aggregate for all Sites under Construction or completed and still subject to the Master Lease, nor
         (ii) Site Cost allocable to the Texas Property exceed $90,000,000.00, nor (iii) for any other Site, exceed the Fair Market Sales Value of such Site expected upon Completion, as set forth in the applicable Appraisal.

         (d) ALLOCATION OF ADVANCES. All Advances shall be allocated among the Sites in accordance with the Funding Requests. With respect to each Site, the Agent shall allocate (i) the Transaction Expenses allocated thereto between the Land Acquisition Cost and Site



                                       5
                                                         Participation Agreement

Improvement Cost pro rata in the proportion that each bears to the Site Cost for such Site, and (ii) Accrued Interest and Yield allocated thereto between Land Acquisition Cost and Site Improvement Cost pro rata in proportion to the then outstanding balances of Land Acquisition Cost and Site Improvement Cost. Advance amounts which do not specifically relate to any one Site may be allocated and reallocated by the Lessee from time to time among the Sites in accordance with their respective Construction Budgets. Amounts due from Lessee, including Supplemental Rent (including Cost Overruns), shall be allocated to the specific Site or Sites to which such amounts relate; provided, however, that if any amount does not specifically relate to any particular Site or Sites, such amount shall be allocated among the Sites pro rata in accordance with the Commitment for each of such Sites. Allocations of payments will be made based upon the source of such payment as described in Section 5(d). Specifically, without limitation, the Lessee shall maintain a ledger of the allocation of the following amounts among the Sites subject to the Master Lease from time to time until the Expiration Date, based upon the Advances allocable to each of the Sites and allocation of payments under Section 5(d):

         Available Loan Commitments
         Available Equity Commitments
         Basic Rent
         Cost Overruns
         Equity Balance
         Equity Basic Rent
         Equity Amount
         Lease Balance
         Lender Basic Rent
         Loan Balance
         Participant Balance

         (e) ALLOCATION BETWEEN CONSTRUCTION PORTIONS AND NON-CONSTRUCTION PORTIONS OF SITES. Whenever this Agreement or any other Operative Document requires or contemplates the allocation of any Site Balance, Equity Amount, Equity Balance, Loan Amount, Loan Balance, Land Acquisition Costs, Site Improvement Costs, Basic Rent, Supplemental Rent, Equity Basic Rent, Lender Basic Rent, Participant Balance, Operating Expenses, Commitment Fee, Annual Administrative Fee, fee payable to the Arranger pursuant to the Fee Letter, Trustee's Expenses, or any other rent, balance, amount, cost, expense or fee between the Construction Portion of any Site and the portion of any Site that is not the Construction Portion of that Site, the allocation of such amounts shall be made first, by determining if any of such amounts are directly allocable to the Construction Portion of such Site as a result of proceeds of any Advance being used to pay any cost or expense or make any capital expenditure specifically with respect to the Construction Portion of such Site or any amounts being capitalized specifically with respect to the Construction Portion of such Site and, if not and if at the time the allocation is to be made Improvements have been completed on the Site and are being occupied pursuant to one or more certificates of occupancy with respect to the Site, by allocating to the Construction Portion of the Site such amount times a fraction, the numerator of which is the total rentable square feet that the Construction Portion of the Site is projected to contain upon Completion of the Site and the



                                       6
                                                         Participation Agreement
denominator of which is the total rentable square feet which the Site is projected to contain upon Completion of the Site.

SECTION 3. YIELD; INTEREST; NONUSE FEES.

         (a) YIELD. (i) The amount of the Equity Amounts outstanding from time to time shall accrue yield ("YIELD") at the Yield Rate, calculated using the actual number of days elapsed and, when the Yield Rate is determined by reference to the LIBO Rate (Reserve Adjusted) or the Alternate Base Rate not based upon the Prime Rate, a 360-day year basis and, when the Yield Rate is determined by reference to the Alternate Base Rate based upon the Prime Rate, a 365- (or, if applicable, 366-) day year basis. If all or any portion of the Equity Amounts, any Yield payable thereon or any other amount payable to any Certificate Holders, Lessor or Trustee hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

               (ii) The Lessee shall, pursuant to the Assignment of Leases and Rents, deposit in the Account the Equity Basic Rent (determined on the basis of accrued Yield due in accordance with clause (i) above) and all other amounts due with respect to the Equity Amounts payable by the Lessee under the Master Lease from time to time.

               (iii) During the Construction Period for each Site, subject to
         Section 4(c)(i), Yield with respect to such Site shall accrue on outstanding Equity Amounts and shall be funded monthly by the Certificate Holders and the Lenders pursuant to Section 3(a) and (b). During the Basic Term, such Yield shall be paid as a component of Basic Rent.

         (b) INTEREST ON LOANS. (i) The amount of each Loan shall accrue interest at the applicable rate set forth in the Loan Agreement, calculated using the actual number of days elapsed and, when the interest on the Loans is determined by reference to the LIBO Rate (Reserve Adjusted) or the Alternate Base Rate not based upon the Prime Rate, a 360-day year basis and, when such interest is determined by reference to the Alternate Base Rate based upon the Prime Rate, a 365- (or, if applicable, 366-) day year basis. If all or any portion of the Loans, any interest payable thereon or any other amount payable to any Lender, or the Agent hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

               (ii) The Lessee shall, pursuant to the Assignment of Leases and Rents, deposit in the Account the Lender Basic Rent (determined on the basis of amounts due in accordance with clause (i) above) and all other amounts due with respect to the Loans payable by the Lessee under the Master Lease from time to time.

               (iii) During the Construction Period for each Site, subject to
         Section 4(c)(i) interest with respect to such Site shall accrue on outstanding Loans and shall be funded monthly by the Certificate Holders and the Lenders pursuant to Section 3(a) and (b). During the Basic Term, such interest shall be paid as a component of Basic Rent.



                                       7
                                                         Participation Agreement

         (c) PREPAYMENTS OF LOANS AND EQUITY AMOUNTS. (i) With respect to the Texas Property, Lessee, as Construction Agent, shall remit to the Lessor all rent collected by it under the Arco Lease (net of applicable costs and expenses of collection) and all rent collected with respect to the Perot Operating Premises, to be applied as follows; first, as payment of accrued Basic Rent and to such extent such Basic Rent will not be requested in a Funding Request, second, as payment of operating expenses during the Interim Term, and third, as a reduction of the outstanding Site Balance.

               (ii) In the event that the Lessee pays the Property Balance (or in the case of Sections 6 or 11 of the Master Lease, any Site Balance) to the Lessor in connection with the Lessee's purchase of any Site or Sites in accordance with Sections 6, 11 or 16 of the Master Lease, the Lessor will prepay the entire outstanding principal amount of the Loans and Equity Amounts (or the portion thereof applicable to the Site Balance or Site Balances or portion thereof so paid in the case of
         Section 11 or 6(e) of the Master Lease). Each of the Lenders and each of the Certificate Holders hereby acknowledges and agrees that its Loans or Equity Amounts, as the case may be, may be so prepaid without any prepayment premium other than Break Costs and other amounts pursuant to Section 4(e)(iii).

         (d) NONUSE FEES; OTHER FEES. The Lessee agrees to pay the fees set forth in this Section 4(d). During the Commitment Period fees may, subject to the conditions hereof (including without limitation the last sentence of Section 3(a)(i)), be paid or reimbursed with the proceeds of an Advance.

               (i) NONUSE FEES. The Lessee agrees to pay to each Tranche A Lender, each Tranche B Lender and each Certificate Holder for the Commitment Period (including any portion of such Commitment Period when any Participant's Commitment is suspended by reason of the Lessee's inability to satisfy any condition of Section 9), a nonuse fee (collectively, the "NONUSE FEES") at a per annum rate equal to the Applicable Nonuse Fee Percentage on such Participant's Commitment Percentage of the sum of the Available Commitments. The Nonuse Fees shall be payable by the Lessee in arrears with respect to each three-month period (or portion thereof, for the first and last such periods) following the Documentation Date on the first day of each March, June, September, and December (provided, however, that if such day is not a Business Day, such payment shall be due on the immediately preceding Business Day in the full amount due on such first day), commencing June 1, 2000 through and including the first day immediately following the expiration of the Commitment Period, and shall be determined on the basis of the daily average Available Commitments during each three-month period. The Nonuse Fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Nonuse Fees are payable over a year of 360 days.

               (ii) OTHER FEES. The Lessee agrees to pay (x) to the Agent, for its own account, the Annual Administration Fees, payable on the Documentation Date and thereafter annually in arrears, (y) to the Arranger, for its own account, the fees set out in



                                       8
                                                         Participation Agreement
         the Fee Letter, and (z) to the Agent, for the account of the Trustee, the Trustee's Expenses.

         (e) INTEREST AND YIELD PROTECTION.

               (i) Alternate Rate of Interest. If prior to the commencement of any Interest Period for an Advance with interest or Yield determined by reference to the LIBO Rate (Reserve Adjusted):

                         (1) the Agent determines (which determination shall be
               conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate (Reserve Adjusted) or the LIBO Rate, as applicable, for such Interest Period; or

                         (2) the Agent is advised by any Participant or
               Participants that because of a change in circumstances affecting the eurocurrency market generally the LIBO Rate (Reserve Adjusted) or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Participants (or Participant) of making or maintaining their Loans or Equity Amounts (or its Loan or Equity Amount) for such Interest Period;

         then the Agent shall give notice thereof to the Lessee and the Participants by telephone or telecopy as promptly as practicable thereafter and, until the Agent notifies the Lessee and the Participants that the circumstances giving rise to such notice no longer exist, (i) any Funding Request that requests the conversion or continuation of an Advance with interest determined by reference to the LIBO Rate (Reserve Adjusted) shall be ineffective, (ii) if any Funding Request requests an Advance with interest determined by reference to the LIBO Rate (Reserve Adjusted), such Advance shall be made as an Alternate Base Rate Advance and (iii) any Funding Request by the Lessee for an Advance with interest determined by reference to the LIBO Rate (Reserve Adjusted) shall be ineffective; provided, however, that if the circumstances giving rise to such notice do not affect all the Participants, then the LIBO Rate (Reserve Adjusted) shall be applicable to the unaffected Participants and the Alternate Base Rate requests by the Lessee for an Advance with interest determined by reference to the LIBO Rate (Reserve Adjusted) may be made to Participants that are not affected thereby.

               (ii) Increased Costs.

                         (1) If any Change in Law shall:

                              (a) impose, modify or deem applicable any reserve,
                         special deposit or similar requirement against assets of, deposit with or for the account of, or credit extended by, any Participant (except any such reserve requirement reflected in the LIBO Rate (Reserve Adjusted)); or



                                       9
                                                         Participation Agreement

                              (b) impose on any Participant or the London
                         interbank market any other condition affecting this Participation Agreement or Advances made by such Participant under this Participation Agreement and the result of any of the foregoing shall be to
               increase the cost to such Participant of making, funding or maintaining any such Loan or Equity Amount (or of maintaining its obligation to make any such Loan or Equity Amount) or to reduce the amount of any sum received or receivable by such Participant hereunder (whether of principal, interest, Equity Amount, Yield or otherwise), then the Lessee will pay to such Participant such additional amount or amounts as will compensate such Participant for such additional costs incurred or reduction suffered.

                         (2) If any Participant determines that any Change in
               Law regarding capital requirements has or would have the effect of reducing the rate of return on such Participant's capital or on the capital of such Participant's holding company, if any, as a consequence of this Agreement or the Loans or Equity Amounts made, funded or created by, such Participant, to a level below that which such Participant or such Participant's holding company could have achieved but for such Change in Law (taking into consideration such Participant's policies and the policies of such Participant's holding company with respect to capital adequacy), then from time to time the Lessee will pay to such Participant such additional amount or amounts as will compensate such Participant or such Participant's holding company for any such reduction suffered.

                         (3) A certificate of a Participant setting forth the
               amount or amounts necessary to compensate such Participant or its holding company, as the case may be, as specified in paragraph
               (1) or (2) of this Subsection shall be delivered to the Lessee and shall be conclusive absent manifest error. The Lessee shall pay such Participant the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

                         (4) Failure or delay on the part of any Participant to
               demand compensation pursuant to this Subsection shall not constitute a waiver of such Participant's right to demand such compensation; provided, however, that the Lessee shall not be required to compensate a Participant pursuant to this Subsection for any increased costs or reductions incurred more than three months prior to the date that such Participant notifies the Lessee of the Change in Law giving rise to such increased costs or reductions and of such Participant's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof.

               (iii) Break Funding Payments. In the event of (1) the payment of any principal of any Loan or Equity Amount other than on the last day of an Interest Period applicable



                                       10
                                                         Participation Agreement
         thereto (including as result of an Event of Default), (2) the conversion of any Loan or Equity Amount other than on the last day of the Interest Period applicable thereto, (3) the failure to obtain an Advance, convert, continue or prepay any Loan or Equity Amount on the date specified in any notice delivered by Lessee pursuant hereto (regardless of whether such notice is permitted to be revocable and is revoked in accordance herewith), or (4) the assignment of any Loan or Equity Amount other than on the last day of the Interest Period applicable thereto as a result of a request by Lessee then, in any such event, the Lessee shall compensate each Participant for the loss, costs and expense attributable to such event, including, without limitation, Break Costs and any costs associated with the termination by any Participant of any foreign currency exchange arrangements. The loss to any Participant attributable to any such event shall be deemed to include, without duplication, an amount determined by such Participant to be equal to the excess, if any, of (i) the amount of interest that such Participant would pay for a deposit equal to the principal amount of such Loan or Equity Amount for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to obtain an Advance, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the LIBO Rate (Reserve Adjusted) for such Interest Period, over (ii) the amount of interest that such Participant would earn on such principal amount for such period if such Participant were to invest such principal amount for such period at the interest rate that would be bid by such Participant (or an Affiliate of such Participant) for dollar deposits from other banks in an eurodollar market at the commencement of such period. A certificate of any Participant setting forth any amount or amounts that such Participant is entitled to receive pursuant to this Subsection shall be delivered to the Lessee and shall be conclusive absent manifest error. The Lessee shall pay such Participant the amount shown as due on any such certificate within 10 days after receipt thereof.

               (iv) Mitigation Obligations; Replacement of Participants. (1) If any Participant requests compensation under Section 4(e)(ii)(1), or if the Lessee is required to pay any additional amount to any Participant pursuant to Section 4(e)(ii)(1), then such Participant shall use reasonable efforts to designate a different lending office for funding or booking its Loans or Equity Amounts hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Participant, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to
         Section 4(e)(ii)(1) in the future and (ii) would not subject such Participant to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Participant. The Lessee hereby agrees to pay all reasonable costs and expenses incurred by any Participant in connection with any such designation or assignment.

                         (2) If any Participant requests compensation under
               Section 4(e)(ii)(1) or if any Participant defaults in its obligation to fund Loans or Equity Amounts hereunder or any Participant becomes entitled to prepayment under Section



                                       11
                                                         Participation Agreement

               4(e)(v), then the Lessee may, at its sole expense and effort, upon notice to such Participant and the Agent, require such Participant to assign and delegate, without recourse, all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Participant, if a Participant accepts such assignment); provided, however, that (i) the Lessee shall have received the prior written consent of the Agent, which consent shall not unreasonably be withheld, (ii) such Participant shall have received payment of an amount equal to its Loan Balance or Equity Balance (as applicable), accrued fees and all other amounts payable to it hereunder or under any other Operative Documents, from the assignee (to the extent of such Loan Balance or Equity Balance and fees) or the Lessee (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 4(e)(ii), such assignment will result in a reduction in such compensation or payments. A Participant shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Participant or otherwise, the circumstances entitling the Lessee to require such assignment and delegation cease to apply.

               (v) If it becomes illegal for any Participant to continue its participation in the transaction contemplated by the Operative Documents (the "OVERALL TRANSACTION"), the Participant shall give notice promptly to the Agent, Certificate Holders, Trustee, each other Participant and the Lessee (including in such notice reasonable details as to the basis of such illegality). Each Participant agrees for the benefit of the Lessee and (in the case of a Lender) the Certificate Holders, if so required by the Lessee, to consult in good faith with the Lessee and such other parties and to use its reasonable best efforts to avoid such illegality (including by assigning its rights hereunder and under the other Operative Documents to an Affiliate or branch of the Participant, and providing that such Affiliate or branch shall assume its obligations hereunder and thereunder); provided, however, that such Participant shall not in this connection be obligated to take any action which would be materially prejudicial to the operations of the Participant; provided further, however, that the portion of the Loan or Equity Amount held by such Participant shall be prepaid on or prior to the date (the "ILLEGALITY PREPAYMENT DATE") which is the earlier of the 180th day subsequent to the giving by such Participant of such notice and the date upon which the Participant is obligated under Applicable Law to terminate its participation in the Overall Transaction if such illegality has not been avoided or the portion of the Loan or Equity Amount held by such Participant has not been prepaid prior to the Illegality Prepayment Date.

         (f) NOTICE OF YIELD AND INTEREST. The Agent shall deliver to the Lessee from time to time written notice of the amount of Basic Rent and the due date therefor (i) promptly after the commencement of each LIBOR Period, and (ii) promptly after determination of Accrued Interest and Yield determined by reference to the Alternate Base Rate.



                                       12
                                                         Participation Agreement

SECTION 4. CERTAIN INTENTIONS OF THE PARTIES; DISCLOSURE; DISTRIBUTIONS.

         (a) NATURE OF TRANSACTION. (i) The parties hereto intend that (1) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Property, including the Equipment, and the Lessee will be treated as the lessee of the Property, including the Equipment, and (2) for all other purposes, including Federal and all state and local income tax purposes, state real estate and commercial law, bankruptcy and Environmental Law purposes, (x) the Master Lease will be treated as a financing arrangement, (y) the Participants will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Equity Amounts and the outstanding principal amount of the Loans, which loans are secured by the Property, and (z) the Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of property like the Property for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Lessor nor any of the Participants has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

               (ii) Specifically, without limiting the generality of clause (i), the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or the Participants or any collection actions, the transactions evidenced by the Operative Documents are and shall be loans made to the Lessee by the Participants in each case as unrelated third party lenders.

         (b) AMOUNTS DUE UNDER MASTER LEASE. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee, the Certificate Holders, the Trustee, the Lessor and the Lenders that: (1) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Master Lease shall be equal to the aggregate payments due and payable as interest on the Loans and Yield on the Equity Amounts on each Payment Date, subject to Section 4(c)(i); (2) if the Lessee becomes obligated or otherwise elects to purchase the Property under the Master Lease, the Lessee shall make payments pursuant to the Master Lease which shall be sufficient to pay in full the Loan Balances and the Equity Balances for the Property and Nonuse Fees thereon and all other obligations of the Lessee owing to the Lessor, the Certificate Holders, the Trustee and the Lenders; and if the Lessee becomes obligated to purchase any Site under Section 11 of the Master Lease, or if the Lessee elects to purchase any Sites under Section 6(e) of the Master Lease, Lessee shall make payments pursuant to the Master Lease which shall be sufficient to pay in full the applicable portion of the Loan Balance and the Equity Balance and Nonuse Fees thereon and all other obligations of the Lessee owing to the Lessor, the Certificate Holders, the Trustee and the Lenders, in each case related to such Site, as applicable; (3) if the Lessee properly elects the Sale Option with respect to the Property, the Lessee shall only be required to pay to the Lessor (or the Agent) the proceeds of the sale of the Property, the Applicable Percentage Amount with respect to the Property and any amounts due pursuant to Sections 13 and 14 hereof and Section 6(d) and
Section 6(i) of the Master Lease (which aggregate amounts may be less than the Property Balance), together with any accrued Basic Rent and Supplemental Rent then due and owing; and



                                       13
                                                         Participation Agreement

(4) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Property under the Master Lease, the amounts then due and payable by the Lessee under the Master Lease shall include all amounts necessary to pay in full the Property Balance, plus all other amounts then due from the Lessee to the Participants under the Operative Documents.

         (c) DISCLOSURE. The parties hereto agree that none of them is limited in any way by an express or implied understanding or agreement with or for the benefit of any person who would be treated as a tax shelter promoter (within the meaning of Internal Revenue Code Section 6111(d)) (a Promoter) from disclosure of the structure or tax aspects (within the meaning of Treas. Reg. Section 301.6111-2T(C)(1)) of the transaction which is the subject of this Participation Agreement. Furthermore, no party hereto who would be treated as a Promoter (x) claims, knows, or has reason to know, (y) knows or has reason to know that any other person (other than the parties hereto) claims or (z) will cause another person to claim, that the transaction which is the subject of this Participation Agreement is proprietary to any person other than the parties hereto or is otherwise protected from disclosure of the foregoing by others.

         (d) DISTRIBUTION.

               (i) Subject to Section 5(d)(vii)(4), each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) received (i) by the Lessor shall be remitted to Agent and (ii) by the Agent (including any portion thereof received from the Construction Agent pursuant to Section 2.9(c) of the Construction Agency Agreement) shall be distributed by the Agent to the Participants, pro rata in accordance with, and for application to, the Tranche A Lender Basic Rent, Tranche B Lender Basic Rent and Equity Basic Rent then due, as well as any overdue interest due to each such Participant (to the extent permitted by Applicable Law).

               (ii) Subject to Section 5(d)(vii)(2), any payment received by the Lessor or the Agent as a result of:

                         (1) the purchase of any Sites by the Lessee pursuant to
               the exercise of its option under Section 6(e) of the Master Lease, or

                         (2) the Lessee's compliance with its obligation to
               purchase (or cause its designee to purchase) all or any of the Property in accordance with Sections 6(b) (as a result of the exercise of the option of Lessee pursuant to that Section of the Master Lease), 6(e), 6(f) and 6(i) of the Master Lease, or

                         (3) the purchase of any Site by the Lessee pursuant to
               Section 11 of the Master Lease, or Section 5.2 of the Construction Agency Agreement, or

                         (4) the Lessee failing to fulfill one or more of the
               conditions to the exercise of the Sale Option pursuant to Section 6(d) of the Master Lease and the Lessor's receipt of the Property Balance from the Lessee pursuant to Section 6(d)(3) of the Master Lease,



                                       14
                                                         Participation Agreement
         shall be promptly remitted by the Lessor to the Agent (if received by the Lessor) and in each case, shall be distributed by the Agent to pay in full (or in part on a pro-rata basis if Lessee's obligation is to purchase or cause to be purchased less than all of the Property) the Participant Balance of each Participant.

               (iii) The payment by the Lessee of the Applicable Percentage Amount, the Land Interest Deficiency Amount, and all Supplemental Rent due in accordance with Section 6(d)(3) of the Master Lease upon the Lessee's exercise of the Sale Option and the payment by the Lessee of the Construction Failure Payment in accordance with Section 5.3 of the Construction Agency Agreement shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent, and shall be distributed by the Agent in the following amounts and order of priority:

                         first, so much of such payments or amounts as shall
               constitute Supplemental Rent, including Cost Overruns in accordance with Section 3(e) of the Master Lease, to the Persons entitled thereto in accordance with Section 5(d)(v) in payment of such Supplemental Rent;

                         second, to the Tranche A Lenders for application to pay
               in full the Tranche A Loan Balance of each Tranche A Lender, and in the case where the amount so distributed shall be insufficient to pay in full as the Tranche A Loan Balance for each Tranche A Lender, then pro rata among the Tranche A Lenders without priority of one Tranche A Lender over the other in the proportion that each such Participant's Tranche A Loan Balance bears to the aggregate Tranche A Loan Balances of all Tranche A Lenders;

                         third, to the Tranche B Lenders for application to pay
               in full the Tranche B Loan Balance of each Tranche B Lender, and in the case where the amount so distributed shall be insufficient to pay in full as the Tranche B Loan Balance for each Tranche B Lender, then pro rata among the Tranche B Lenders without priority of one Tranche B Lender over the other in the proportion that each such Participant's Tranche B Loan Balance bears to the aggregate Tranche B Loan Balances of all Tranche B Lenders; and

                         fourth, to the Certificate Holders, personally, for
               application to pay in full the aggregate Equity Balances of each of the Certificates Holders, and in the case where the amount so distributed shall be insufficient to pay in full the Equity Balances of the Certificate Holders, then pro rata among the Certificate Holders without priority of one Certificate Holder over another in the proportion that each such Certificate Holder's Equity Balance bears to the aggregate of the Equity Balances of all Certificate Holders.

               (iv) Any payments received by the Lessor or the Agent as proceeds from the sale of any Site sold pursuant to the Lessee's exercise of the Sale Option pursuant to Section 6(c) of the Master Lease and any payment received as proceeds from the sale of



                                       15
                                                         Participation Agreement
         any Site sold pursuant to the second proviso of Section 5.2(b) of the Construction Agency Agreement, or sold by the Agent on behalf of the Participants, shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent, and shall be distributed by the Agent in the funds so received in the following order of priority:

                         first, to pay the usual, customary and reasonable
               seller's sales costs in connection with consummation of the Sale Option and in the case of the second proviso of Section 5.2(b) of the Construction Agency Agreement, the Costs of Carry;

                         second, so much of such payments or amounts as shall be
               required to pay the then existing or prior Participants, the Lessor and Wilmington Trust Company the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents and all Costs of Carry shall be distributed to each such Person without priority of one over the other pro rata in accordance with the amount of such payment or payments payable to each such Person;

                         third, to the Tranche B Lenders for application to pay
               in full the Tranche B Loan Balance of each Tranche B Lender, and in the case where the amount so distributed shall be insufficient to pay in full the Tranche B Loan Balance for each Tranche B Lender, then pro rata among the Tranche B Lenders without priority of one Tranche B Lender over the other in the proportion that each such Participant's Tranche B Loan Balance bears to the aggregate Tranche B Loan Balances of all Tranche B Lenders;

                         fourth, the Tranche A Lenders for application to pay in
               full the Tranche A Loan Balance of each Tranche A Lender, and in the case where the amount so distributed shall be insufficient to pay in full the Tranche A Loan Balance for each Tranche A Lender, then pro rata among the Tranche A Lenders without priority of one Tranche A Lender over the other in the proportion that each such Participant's Tranche A Loan Balance bears to the aggregate Tranche A Loan Balances of all Tranche A Lenders; and

                         fifth, to the Certificate Holders, personally, for
               application to pay in full the aggregate Equity Balances of such Certificates Holders, and in the case where that amount so distributed shall be insufficient to pay in full the Equity Balances of the Certificate Holders, then pro rata among the Certificate Holders without priority of one Certificate Holder over another in the proportion that each such Certificate Holder's Equity Balance bears to the aggregate of the Equity Balances of all Certificate Holders; and

                         sixth, the balance, if any, shall be promptly
               distributed to, or as directed by, the Lessee.



                                       16
                                                         Participation Agreement

               (v) All payments of Supplemental Rent received by the Lessor shall promptly be remitted to the Agent. All payments of Supplemental Rent received by the Agent (excluding any amounts payable pursuant to the preceding provisions of this Section 5(d), other than clause "first" of Section 5(d)(iii)) shall be distributed promptly by the Agent upon receipt thereof to the Persons entitled thereto pursuant to the Operative Documents and specifically in the case of the Cost Overrun Portion, to each Participant which funded Cost Overruns together with Accrued Interest or Yield (as applicable) thereon.

               (vi) Notwithstanding any other provision of this Section 5(d), any Excepted Payment received at any time by the Lessor or the Agent shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent, and shall be distributed by the Agent to the Person entitled to receive such Excepted Payment pursuant to the Operative Documents.

               (vii) (1) Except as otherwise provided in clause (vii)(2) or clause (ix) of this Section 5, all amounts received by the Lessor or the Agent in connection with any sale of all or any part of the Property after the occurrence of a Lease Event of Default shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent, and shall be distributed by the Agent in the following order of priority:

                         first, so much of such payments or amounts as shall be
               required to pay the then existing or prior Participants, the Lessor and Wilmington Trust Company the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents and all Costs of Carry shall be distributed to each such Person without priority of one over the other pro rata in accordance with the amount of such payment or payments payable to each such Person;

                         second, to the Tranche B Lenders for application to pay
               in full the Tranche B Loan Balance of each Tranche B Lender, and in the case where the amounts so distributed shall be insufficient to pay in full the Tranche B Loan Balance for each Tranche B Lender, then pro rata among the Tranche B Lenders without priority of one Tranche B Lender over the other in the proportion that each such Participant's Tranche B Loan Balance bears to the aggregate Tranche B Loan Balances of all Tranche B Lenders;

                         third, to the Tranche A Lenders for application to pay
               in full the Tranche A Loan Balance of each Tranche A Lender, and in the case where the amounts so distributed shall be insufficient to pay in full the Tranche A Loan Balance for each Tranche A Lender, then pro rata among the Tranche A Lenders without priority of one Tranche A Lender over the other in the proportion that each such Participant's Tranche A Loan Balance bears to the aggregate Tranche A Loan Balances of all Tranche A Lenders;



                                       17
                                                         Participation Agreement
                         fourth, to the Certificate Holders for application to
               pay in full the aggregate Equity Balances of such Certificate Holders, and in the case where the amount so distributed shall be insufficient to pay in full the Equity Balances of the Certificate Holders, then pro rata among the Certificate Holders without priority of one Certificate Holder over another in the proportion that each such Certificate Holder's Equity Balance bears to the aggregate of the Equity Balances of all Certificate Holders; and

                         fifth, the balance, if any, of such payment or amounts
               remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

                         (2) All payments received and amounts realized (other
               than payments or amounts described in clause (i) or (ii) above) by the Lessor or the Agent (unless the second proviso of Section 5.2(b) of the Construction Agency Agreement is applicable or clause 5(d)(ii)(3) is applicable) with respect to any sale or leasing of any Site after the occurrence of a Construction Agency Agreement Event of Default, shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and shall be distributed by the Agent in the following order of priority:

                         first, so much of such payments or amounts as shall be
               required to pay the then existing or prior Participants, the Lessor and Wilmington Trust Company the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents and all Costs of Carry paid by each such Person shall be distributed to each such Person without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                         second, to the Tranche B Lenders for application to pay
               in full the Tranche B Loan Balance of each Tranche B Lender, and in the case where the amounts so distributed shall be insufficient to pay in full the Tranche B Loan Balance for each Tranche B Lender, then pro rata among the Tranche B Lenders without priority of one Tranche B Lender over the other in the proportion that each such Participant's Tranche B Loan Balance bears to the aggregate Tranche B Loan Balances of all Tranche B Lenders;

                         third, to the Tranche A Lenders for application to pay
               in full the Tranche A Loan Balance of each Tranche A Lender, and in the case where the amounts so distributed shall be insufficient to pay in full the Tranche A Loan Balance for each Tranche A Lender, then pro rata among the Tranche A Lenders without priority of one Tranche A Lender over the other in the proportion that each such Participant's Tranche A Loan Balance bears to the aggregate Tranche A Loan Balances of all Tranche A Lenders;

                         fourth, to the Certificate Holders personally for
               application to pay in full the aggregate Equity Balances of such Certificates Holders, and in the case where



                                       18
                                                         Participation Agreement
               the amount so distributed shall be insufficient to pay in full the Equity Balances of the Certificate Holders, then pro rata among the Certificate Holders without priority of one Certificate Holder over another in the proportion that each such Certificate Holder's Equity Balance bears to the aggregate of the Equity Balances of all Certificate Holders; and

                         fifth, to all Participants pro rata in accordance with
               their respective original Commitments.

               (viii) (1) Subject to Sections 5(d)(viii)(2), any payment received by the Lessor or the Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Section 5(d), including amounts received pursuant to Section 6(i) of the Master Lease, shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and shall be distributed by the Agent pro rata among the Participants, without priority of one over the other, in the proportion that the Participant Balance (or if none is then outstanding, the original Commitment) of each bears to the aggregate of all the Participant Balances (or all such Commitments).

                         (2) Any payment received by the Lessor or the Agent for
               which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 5(d) shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and, in each case, shall be distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

               (ix) Subject to Section 5(d)(vii)(2), any amounts payable to the Lessor or the Agent as a result of a Casualty or Condemnation pursuant to Section 11 of the Master Lease shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and shall be distributed by the Agent as follows:

                         (1) all amounts that are to be applied to the purchase
               price of the applicable Site in accordance with Section 11 and
               Section 6 of the Master Lease shall be distributed by the Agent in accordance with Section 5(d)(ii); and

                         (2) all amounts payable to the Lessee for the repair of
               damage caused by such Casualty or Condemnation in accordance with
               Section 11(a) of the Master Lease shall be distributed to, or as directed by, the Lessee.

               (x) To the extent any payment made to any Participant is insufficient to pay in full the Participant Balance of such Participant, then each such payment shall first be applied to the payment of Accrued Interest or Yield and then to the outstanding principal amount of the Loans or the Equity Amounts, as applicable.



                                       19
                                                         Participation Agreement

SECTION 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PARTICIPANTS.

         (a) REPRESENTATIONS AND WARRANTIES. Each Participant hereby represents and warrants as to itself to the other Participants and the Lessee that:

               (i) STATUS; DUE ORGANIZATION. It (i) is either a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, or a commercial bank, branch or agency of a foreign bank or other similar financial institution, or an Affiliate thereof and (ii) has all requisite power and authority to enter into, and perform its obligations under, each of the Operative Documents to which it is or will become a party.

               (ii) DUE AUTHORIZATION; ENFORCEABILITY. Its execution and delivery of each of the Operative Documents to which it is or will become a party and its performance of its obligations under each of the Operative Documents has been duly authorized by all appropriate corporate action, and has been or will be duly executed and delivered by it. Assuming due authorization, execution and delivery of those Operative Documents by the other parties thereto, each of the Operative Documents to which the Participant is a party constitutes or will constitute upon the execution thereof by such Participant the Participant's legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (iii) NO VIOLATION. The execution and delivery by the Participant of each of the Operative Documents to which it is or will become a party are not, and the performance by the Participant of its obligations under each of those Operative Documents, do not and will not contravene its Organic Documents or any Applicable Law applicable to the Participant (it being understood that the Participant makes no representation or warranty relating to the nature of the Sites or any part thereof or any Applicable Law relating thereto), and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage or other material contract or other instrument to which the Participant is a party or by which it or its property is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Governmental Authority or other Person (it being understood that the Participant makes no representation or warranty relating to the nature of the Sites or any part thereof or any Applicable Law relating thereto), except such as have been obtained, given or accomplished.

               (iv) NO LITIGATION. There are no pending or, to the knowledge of the Participant, threatened actions or proceedings by or before any court or administrative agency or other Governmental Authority to which the Participant is or will become a party which (i) involves any of the transactions contemplated hereunder or by any of the Operative Documents or (ii) if determined adversely to it, would reasonably be likely to materially adversely affect its ability to perform its obligations under each of the Operative Documents to which the Participant is or will become a party.



                                       20
                                                         Participation Agreement

               (v) PERFORMANCE DOES NOT CREATE LIENS. The performance by the Participant of its obligations under each of the Operative Documents to which the Participant is or will become a party does not subject the Trust Estate to any Lien (other than the Liens created by the Operative Documents) under any indenture, mortgage, contract or other instrument to which the Participant is a party or by which the Participant is bound.

               (vi) ERISA. It is not and will not be making its Loans or funding Equity Amounts hereunder, and is not performing its obligations under the Operative Documents with the assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or "plan" (as defined in Section 4975(e)(1) of the code).

               (vii) BROKERS' FEES. It has not authorized or employed any Person to act as agent, broker, finder, financial advisor or otherwise in connection with the transactions contemplated by the Operative Documents other than the Agent and its Affiliates.

         (b) ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Certificate Holder additionally represents, warrants and agrees:

               (i) ACQUISITION FOR INVESTMENT. It is acquiring its interest in the Trust Estate, including the trust certificates, for its own account for investment only and not with a view to, or for sale in connection with, any distribution thereof, but subject, nevertheless, to any requirement of Applicable Law that the disposition of its property shall at all times be within its control.

               (ii) NO OFFERING. Neither such Certificate Holder nor anyone acting on its behalf has offered, directly or indirectly, any interest in the Trust Estate, including the trust certificates, for sale to, or solicited any offer to acquire any of the same from, anyone (it being understood that neither the Lessee nor any other Person has been authorized to act on behalf of any Certificate Holder in connection with any such offer or solicitation).

               (iii) LESSOR LIENS. The Sites are free of Lessor Liens attributable to such Certificate Holder.

               (iv) NET WORTH. Such Certificate Holder will always have sufficient net worth to fund its Commitments.

               (v) INVESTMENT COMPANY. Such Certificate Holder is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.



                                       21
                                                         Participation Agreement

               (vi) TRANSFER AND ASSIGNMENTS. Any transfer or assignment of its interest in the Trust Estate (including the trust certificates) shall be subject to, and shall be effected in accordance with, the terms and provisions of Section 12.

               (vii) TRANSFERS. It will not transfer its interest in the Trust or the Trust Estate, including the trust certificates, except as expressly provided in Section 8.1 of the Trust Agreement.

               (viii) LESSOR LIENS. It will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens attributable to it on the Trust Estate or Lessee Property. It will, at its own cost and expense, promptly take such action as may be necessary to discharge fully all such Lessor Liens on the Trust Estate, other than Lessor Liens being contested by a Permitted Contest. It shall make restitution to the Trust Estate for any diminution in the value of the Trust Estate as a result of its failure to discharge any such Lessor Liens. It shall promptly, and in no event later than thirty days after its Certificate Holder Officer shall have obtained actual knowledge of the attachment of any Lessor Lien for which it is responsible, notify the Lessee and the Trustee of the attachment of such Lessor Lien and the particulars thereof. The term "CERTIFICATE HOLDER OFFICER" shall mean an officer of each Certificate Holder having responsibility for the administration of such Certificate Holder's interest in the Operative Documents.

         (c) COVENANTS OF THE PARTICIPANTS. Each of the Participants hereby agrees as follows so long as this Participation Agreement is in effect:

                         (1) NO CREATION OF LESSOR LIENS. It will not create,
               incur, assume or suffer to exist any Lessor Lien attributable to such Participant upon the Master Lease or any of the Sites (other than as contemplated by any of the Operative Documents);

                         (2) REMOVAL OF LESSOR LIENS. It will remove any Lessor
               Lien created or incurred by it or attributable to it assumed or suffered to exist by it upon the Master Lease or any of the Sites (other than the Lender Mortgage and such other Liens as are contemplated by any of the Operative Documents) or bond over such lien if it is being contested; provided, however, that any action taken pursuant to this clause (2) shall not limit the Lessee's rights or remedies under any of the Operative Documents;

                         (3) REQUEST FOR EXTENSION; REPLACEMENT OF PARTICIPANTS.

                              (i) In the event that Lessee requests a renewal of
                         the Master Lease beyond the fifth anniversary of the Documentation Date, within ten (10) Business Days after Lessee's request, the Agent will request approval of the Participants (including Agent or any Affiliate) to extend the Expiration Date to the date which is at least the seventh anniversary of the Documentation Date; provided, however, that no Participant shall be



                                       22
                                                         Participation Agreement
                         obligated to approve such extension, no reasonableness standard shall be implied, assumed or deemed to exist and such consent may be withheld in such Person's sole and absolute discretion, for any reason or for no reason.

                              (ii) In the event that the Lessee requests, in
                         accordance with this Section 6(c)(3), that the Expiration Date be extended and one or more Participants fail to consent to such request, then the Agent and the Lessee shall be permitted to replace any of the Certificate Holders (if such Certificate Holder has failed to consent) and, pursuant to the written request of the Lessee, the Agent shall be permitted to replace any non-consenting Lender (each of such non-consenting Certificate Holders and Lender, a "NON-CONSENTING PARTICIPANT") with a replacement bank or other financial institution or Affiliate thereof (a "REPLACEMENT PARTICIPANT") satisfactory to the Lessee and the Agent, with such replacement to be effective as of the Expiration Date in effect prior to the requested extension; provided, however, that (1) such replacement does not conflict with any Applicable Law, (2) the Replacement Participant shall purchase from the Non-Consenting Participant (A) at par, the Loan held by such Lender in the case of a Lender, and the Equity Amount of such Certificate Holder, in the case of a Certificate Holder, (B) all Accrued Interest or Yield thereon, and (C) all other amounts owing to such Non-Consenting Participant on or prior to the date of replacement, in each case, (3) the Lessee shall be liable to such Non-Consenting Participant for any Break Costs if any Loan or Equity Balance, as the case may be, owing to such Non-Consenting Participant shall be prepaid (or purchased) other than on the last day of the Interest Period or Interest Periods relating thereto, (4) such replacement shall be made in accordance with the provisions of Section 11 (in the case of any Lender) or Section 12 (in the case of any Certificate Holder) (provided, however, that the Lessee or the relevant Replacement Participant shall be obligated to pay the Transaction Expenses arising in connection therewith), (5) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of the applicable Operative Documents (including the extension of the Master Expiration Date contemplated by the relevant request for extension), and (6) the replaced Participant shall be released by the Lessee and each remaining Participant from any and all obligations thereafter arising under the Operative Documents.

                              (iii) The Participants hereby agree to cooperate
                         with the Lessee and the Agent in their efforts to arrange one or more Replacement Participants as contemplated by this Section 6(c)(3).

         (d) COVENANTS OF THE AGENT. The Agent hereby agrees that so long as this Participation Agreement is in effect:




                                       23
                                                         Participation Agreement

               (1) upon repayment in full of all Loans, the Agent shall execute and deliver to the Lessee a release of the Lender Mortgage, releases of the Construction Agency Agreement Assignment and Assignment of Leases and Rents, and releases of all other Liens created by the Operative Documents, and termination statements for any UCC Financing Statements relating to the Sites which are then of record naming the Agent as secured party or assignee thereof; and

               (2) it will determine from time to time the timing of the due date for the payment of certain general Property Costs (such as certain fees, certain legal fees and certain payments of Accrued Interest or Yield), with any remaining amount being due and payable on the Expiration Date.

         (e) COVENANTS OF THE CERTIFICATE HOLDERS. Each Certificate Holder hereby agrees that so long as this Participation Agreement is in effect (unless a Lease Event of Default shall have occurred and be continuing) until expiration or earlier termination of the Master Lease, it will not, and will not cause or direct the Trustee to, terminate or amend the Trust Agreement so that there is a Material Adverse Affect for Lessee, except if there is a Lease Event of Default, without the prior written consent of the Lessee. Notwithstanding the foregoing, the Certificate Holders may, pursuant to Section 12.15 of the Trust Agreement, change the name of the Trust.

SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF WILMINGTON TRUST
           COMPANY AND TRUSTEE.

         (a) WILMINGTON TRUST COMPANY REPRESENTATIONS AND WARRANTIES. Wilmington Trust Company hereby represents and warrants in its individual capacity that:

               (1) DUE ORGANIZATION. Wilmington Trust Company (i) is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and (ii) has the power and authority to enter into and perform its obligations under the Trust Agreement and to serve as trustee thereunder.

               (2) TRUST AGREEMENT; PARTICIPATION AGREEMENT. Each of the Trust Agreement and this Participation Agreement (insofar as Wilmington Trust Company is a party thereto and hereto) has been duly executed and delivered by Wilmington Trust Company and, assuming due authorization, execution and delivery by the other parties thereto, the Trust Agreement and this Participation Agreement constitute Wilmington Trust Company's legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).



                                       24
                                                         Participation Agreement

               (3) DUE AUTHORIZATION. Each Operative Document to which Wilmington Trust Company is or will become a party has been duly authorized, and has been or will be duly executed and delivered by Wilmington Trust Company.

               (4) NO VIOLATION. Assuming due authorization, execution and delivery of the Trust Agreement by the Certificate Holders, the execution and delivery by either the Trustee or Wilmington Trust Company, of each Operative Document to which the Trustee or Wilmington Trust Company, as the case may be, is or will become a party, are not, and the performance by the Trustee or Wilmington Trust Company, as the case may be, of their obligations under each, is not, and will not be, inconsistent with the Organic Documents of Wilmington Trust Company and, taking into account the responsibilities of the Trustee, do not and will not contravene the provisions of Applicable Law of the United States or Delaware (including any rules and regulations of governmental agencies and authorities thereto and therein and any judgment or order applicable to Wilmington Trust Company) governing the banking and trust powers of Wilmington Trust Company or result in any violation of or conflict with or constitute a default under, or subject the Trust Estate or any of the Sites to any Lien of, any indenture, mortgage or other agreement or instrument to which Wilmington Trust Company is a party or by which Wilmington Trust Company or its properties are bound, or, taking into account the responsibilities of the Trustee, require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal or State agency, authority or Person governing the banking and trust powers of Wilmington Trust Company or any other local Governmental Authority of the State of Delaware, except such as have been obtained, given or accomplished.

               (5) NO LITIGATION. There is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other Governmental Authority pending or, to the knowledge of Wilmington Trust Company, threatened against or affecting Wilmington Trust Company or any of its properties which (i) involves any of the transactions contemplated hereunder or by any of the Operative Documents or (ii) affects its ability to perform its respective obligations under the Operative Documents to which it is or will become a party.

               (6) LESSOR LIENS. There are no Lessor Liens arising by, through or under Wilmington Trust Company, other than relating to or in connection with the Operative Documents.

               (7) SECURITIES. Wilmington Trust Company has not offered directly or indirectly any interests in the Trust Estate or any part thereof, including the trust certificates, for issue or sale to, or solicited any offer to acquire any of the same from, anyone, other than as contemplated in the Operative Documents.



                                       25
                                                         Participation Agreement

         (b) WILMINGTON TRUST COMPANY AGREEMENTS. Wilmington Trust Company hereby agrees that:

               (1) LESSOR LIENS. Wilmington Trust Company will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens attributable to it on the Trust Estate not resulting from or related to the transactions contemplated by the Operative Documents.. Wilmington Trust Company will, at its own cost and expense, promptly take such action as may be necessary to discharge duly all such Lessor Liens on any part of the Trust Estate attributable to Wilmington Trust Company other than Lessor Liens being contested by a Permitted Contest. Wilmington Trust Company shall make restitution to the Trust Estate for any diminution in the value of the Trust Estate as a result of its failure to discharge any such Lessor Liens attributable to Wilmington Trust Company. It shall promptly, and in no event later than thirty
         (30) days after an Trustee Officer shall have obtained actual knowledge of the attachment of any such Lessor Lien for which it is responsible, notify the Lessee and the Certificate Holders of the attachment of such Lien and the particulars thereof. The term "TRUSTEE OFFICER" shall mean an officer of the Trustee having responsibility for the administration of Wilmington Trust Company's and the Trustee's interest in the Operative Documents.

               (2) NO ISSUANCE. Wilmington Trust Company agrees that neither Wilmington Trust Company nor anyone acting on its behalf has offered or will offer any interests in the Trust Estate or any part thereof (including the trust certificates) or any securities similar thereto for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the interests in the Trust Estate (including the trust certificates) within the provisions of Section 5 of the Securities Act or any similar provisions under any applicable state "blue sky" or similar state securities laws.

         (c) TRUSTEE AND TRUST REPRESENTATIONS AND WARRANTIES. The Trustee and the Trust hereby represent and warrant on the date hereof that:

               (1) DUE ORGANIZATION. The Trust has been duly organized and is validly existing in good standing under the laws of the State of Delaware. Assuming the due authorization, execution and delivery of the Trust Agreement by the Certificate Holders, the Trust has the power and authority under the Trust Agreement to enter into and perform its obligations under each Operative Document to which the Trust is or will become a party.

               (2) DUE AUTHORIZATION; ENFORCEABILITY. Each of the Operative Documents to which it is or will be a party has been or will be, when executed and delivered, duly authorized by all appropriate trust action, and has been or will be duly executed and delivered by the Trust, and assuming due authorization, execution and delivery of the Trust Agreement by the Participants, each Operative



                                       26
                                                         Participation Agreement

         Document (other than the Trust Agreement) to which the Trust or the Trustee is or will become a party constitutes or will constitute upon the due execution thereof a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (3) NO LIENS. On each Site Acquisition Date, the Sites to be acquired on such Site Acquisition Date shall be free and clear of Lessor Liens arising by, through or under the Trust (other than Permitted Liens).

               (4) CHIEF EXECUTIVE OFFICE. The principal place of business and chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of Trustee and the Trust is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

               (5) DUE ORGANIZATION. The Trust has been duly formed and is validly existing and in good standing as a statutory business trust under the laws of the State of Delaware, and has the power and authority to enter into and perform its obligations under each of the Operative Documents, including this Participation Agreement, the Master Lease and the Lease Supplements to which it is or is to become a party.

               (6) ASSIGNMENT. The Trust has not assigned or transferred any of its right, title or interest in or under the Master Lease or the Construction Agency Agreement except in accordance with the Operative Documents.

               (7) USE OF PROCEEDS. The proceeds of the Loans and the Equity Amounts shall be applied by the Trust in its capacity as the Lessor solely in accordance with the provisions of the Operative Documents.

               (8) SECURITIES ACT. Neither the Trust in its capacity as the Lessor nor any Person authorized by the Trust to act on its behalf, including the Trustee has offered or sold any interest in the Notes or the Certificates, or in any similar security relating to the Sites, or in any security the offering of which for the purposes of the Securities Act of 1933, as amended, would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Lenders, and neither the Trust in its capacity as the Lessor nor any Person authorized by the Trust to act on its behalf, including the Trustee will take any action which would subject the issuance or sale of any interest in the Notes or Equity Amounts to the provisions of Section 5 of the Securities Act.



                                       27
                                                         Participation Agreement

               (9) FEDERAL RESERVE REGULATIONS. The Trust is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the F.R.S. Board), and no part of the proceeds of the Loans or the Equity Amounts will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the F.R.S. Board. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this clause (9) with such meanings.

               (10) INVESTMENT COMPANY ACT. The Trust is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (d) COVENANTS OF TRUSTEE AND TRUST. Trustee and the Trust agree that:

               (1) LESSOR LIENS. The Trust will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens arising by, through or under it on the Trust Estate or any Lessee Property. The Trustee shall, at the cost and expense of the Trust Estate, promptly take such action as may be necessary to discharge duly all Lessor Liens attributable to it on any part of the Trust Estate or any Lessee Property, other than Lessor Liens being contested by a Permitted Contest. The Trustee agrees to make restitution to the Trust Estate for any diminution in the value of the Trust Estate as a result of its failure to discharge any Lessor Liens attributable to it.

               (2) NOTICES. In the event any claim with respect to any liabilities is filed against the Trustee or the Trust, the Trustee shall promptly notify the Certificate Holders and the Lessee thereof.

               (3) TITLE. On the Documentation Date and each Site Acquisition Date the Trust will take whatever interest in the Trust Estate and whatever rights to and interests in the Master Lease and the Lease Supplements as were granted or conveyed to it, free and clear of any Lessor Liens attributable to it.

               (4) TRUST AGREEMENT. The Trust agrees that (unless a Lease Event of Default shall have occurred and be continuing) until expiration or earlier termination of the Master Lease, it will not terminate the Trust Agreement without the prior written consent of the Lessee.



                                       28
                                                         Participation Agreement

SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LESSEE, CONSTRUCTION
           AGENT, GUARANTOR AND PARENT GUARANTOR.

         I. (a) GENERAL REPRESENTATIONS AND WARRANTIES. The Lessee hereby represents and warrants to each of the other parties hereto that:

               (1) DUE ORGANIZATION. The Lessee (i) is a limited partnership duly organized and validly existing in good standing under the laws of the State of Texas, (ii) has all requisite partnership power and authority to own, hold under lease and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted and to enter into, and perform its obligations under, each of the Operative Documents to which it is or will become a party, and
         (iii) has duly qualified and is authorized to do business and is in good standing as a foreign limited partnership in each state where a failure to so qualify would have a Material Adverse Effect.

               (2) DUE AUTHORIZATION; ENFORCEABILITY. Each of the Operative Documents to which it is or will become a party has been or will be, when executed and delivered, duly authorized by all appropriate partnership action, and has been or will be duly executed and delivered by the Lessee and, assuming due authorization, execution and delivery by the other parties thereto, constitutes or will constitute upon the due execution thereof the Lessee's legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (3) NO VIOLATION. The execution and delivery by the Lessee of each of the Operative Documents to which it is or will become a party are not, and the performance by the Lessee of its obligations under each will not be, inconsistent with its Organic Documents, do not and will not contravene any Applicable Law of the United States of America, the State of Illinois, the State of Texas or any state in which a Site is located applicable to the Lessee or the Sites or the transactions contemplated by the Operative Documents, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage or other contract or other instrument to which the Lessee is a party or by which it or its property is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Governmental Authority or other Person, except such as have been obtained, given or accomplished.

               (4) GOVERNMENTAL ACTIONS. The Lessee has made or will make all filings, recordings and registrations required by any Governmental Authority in connection with, and has obtained or will obtain, all Governmental Actions necessary or appropriate for the performance by the Lessee of the transactions contemplated hereby and by the other Operative Documents which are then or theretofore required by Applicable Law; the Lessee will make all filings,



                                       29
                                                         Participation Agreement
         recordings and registrations required by any Governmental Authority in connection with, and will obtain, all material Governmental Actions necessary or appropriate for the performance by the Lessee of the transactions contemplated hereby and by the other Operative Documents not later than the dates required by Applicable Law.

               (5) NO LITIGATION. There are no pending or, to the best knowledge of the Lessee, threatened actions or proceedings by or before any court or administrative agency or other Governmental Authority to which the Lessee is or may become a party which (i) involves any of the transactions contemplated hereunder or by any of the Operative Documents or (ii) if determined adversely to it, would reasonably be likely to materially adversely affect the Lessee's ability to perform its obligations under each of the Operative Documents to which the Lessee is or will become a party.

               (6) PERFORMANCE. The Lessee is not in violation of any Applicable Law the violation of which is reasonably likely materially and adversely to affect the transactions contemplated by this Participation Agreement and the other Operative Documents or which would materially adversely affect Lessee's ability to perform its obligations under each of the Operative Documents.

               (7) NO ADVERSE CONTRACTS OR APPLICABLE LAW. The Lessee is not a party to, or bound by, any contract or agreement or instrument, or subject to any charter or other corporate restriction or any Applicable Law which materially and adversely affects the transactions contemplated by this Participation Agreement or the Operative Documents or which would materially adversely affect its ability to perform its obligations under each of the Operative Documents.

               (8) TAXES. All tax returns required to be filed by the Lessee in any jurisdiction have been filed where the failure to so file would have a Material Adverse Effect, and all Taxes upon the Lessee, or upon any of its properties, income or franchises, which are shown on such returns to be due and payable have been paid, other than Taxes (i) which are being contested in good faith by appropriate proceedings which have the effect of staying the enforcement of the lien for such Taxes and the sale, forfeiture or other loss of any applicable Site during the pendency of such contest, (ii) for which none of the Lessor, the Trustee, the Agent and the Participants shall be subject to any risk of criminal liability or material civil liability by virtue of the matters being contested or such proceedings, and (iii) for which the Lessee, in accordance with prudent practice, has established adequate reserves for the payment thereof and has provided evidence reasonably acceptable to the Agent, the Lessor and the Participants of such reserves. No material controversy in respect of additional income taxes due is pending or, to the knowledge of the Lessee threatened, which controversy if determined adversely would materially and adversely affect the financial condition of the Lessee.



                                       30
                                                         Participation Agreement

               (9) INVESTMENT COMPANY ACT. The Lessee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               (10) DISCLOSURE. Neither the financial statements referred to in
         Section 8(I)(a)(18) nor any written statement furnished by or on behalf of Lessee in connection with the negotiation of the Master Lease or any other Operative Document contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made not misleading. There is no fact known to Lessee that has not been disclosed in writing to the other parties hereto that materially and adversely affects the ability of Lessee to perform its obligations under the Operative Documents.

               (11) HOLDING COMPANY. Lessee is not subject to regulation as a "holding company", an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (12) ERISA. The execution and delivery by the Lessee of the Operative Documents to which it is or will become a party, will not involve any prohibited transaction within the meaning of ERISA or
         Section 4975 of the Code. The representation by the Lessee in this paragraph is made in reliance upon and subject to the accuracy of the representations of the Participants in Section 6(a)(vi) hereof as to the source of funds for the Participant's Loans or Equity Amounts, as applicable.

               (13) PATENTS AND TRADEMARKS. The Lessee owns or possesses or has the right to use all the patents, patent rights, trademarks, service marks, trade names, copyrights, licenses and similar rights necessary for the performance of its obligations under the Operative Documents, without any conflict known to it with the actual or asserted rights of others which materially and adversely affect the Lessee's ability to perform its obligations under the Operative Documents to which it is or will become a party. It is understood and agreed by the parties hereto that no interest in any trademark, trade name, copyright or service mark of the Lessee or an Affiliate thereof is being conveyed or transferred to the Trust any other Person pursuant to any Operative Document.

               (14) REGULATORY JURISDICTION. None of the Participants or Trustee or Wilmington Trust Company will become, (i) solely by reason of entering into this Participation Agreement or the other Operative Documents or (except with respect to the exercise by any Person of any control over a Site upon the occurrence of a Lease Event of Default or the expiration or other termination of the Master Lease) the consummation of any of the transactions contemplated hereby or thereby, subject to regulation by any Governmental Authority which



                                       31
                                                         Participation Agreement
         regulates or otherwise has jurisdiction over any Site; or (ii) except for regulation the applicability of which depends on the existence of facts in addition to the ownership of the Sites upon the exercise of remedies under the Master Lease or upon the expiration of the Master Lease, subject to ongoing regulation of its operations by any Governmental Authority.

               (15) PRIVATE OFFERING. Neither the Lessee nor any Person authorized to act on Lessee's behalf has offered, either directly or indirectly, the Notes or any interest in the Trust (including the Certificates) for sale to, or solicited offers to buy any thereof from or otherwise approached or negotiated with respect thereto with any prospective purchaser, other than the Participants and no more than 10 other sophisticated financial institutions in a private placement. The Lessee has not authorized or employed any Person to act as agent, broker, finder, financial advisor or otherwise in connection with the offering of interests in the Notes or the Trust (including the Certificates) other than the Arranger and the Agent and their respective Affiliates.

               (16) NO DEFAULTS. No Lease Default or Lease Event of Default has occurred and is continuing.

               (17) FEES. Neither the Lessee nor any Person authorized or employed by the Lessee as agent or otherwise has taken any action the effect of which would be to cause the Certificate Holders, the Trust, or the Trustee to be liable for any brokers', finders', agents', or advisors' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders, agents or advisors in respect of the transactions contemplated by the Operative Documents except to the extent that the amount of any such fees is (i) to be funded by Advances in accordance with the Construction Budget or (ii) represents closing costs for the exercise of the Sale Option payable pursuant to Section 5(d)(iv) first hereof.

               (18) [RESERVED]

               (19) GENERAL PARTNER OFFICE. The principal place of business and office of the general partner (as such term is used in Article 9 of the Uniform Commercial Code) of Lessee is located at 12404 Park Central Drive, Dallas, Dallas County, Texas 75251.

               (20) USE OF LOANS AND PROCEEDS. No part of any Advance will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of indebtedness that was incurred for the purposes of purchasing or carrying, any margin stock as such term is defined in Regulation U of the F.R.S. Board.

               (21) REGULATIONS T, U AND X. No proceeds of any of the Advances will be used for a purpose which violates, or would be inconsistent with, F.R.S.



                                       32
                                                         Participation Agreement

         Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in clauses (20) and
         (21) with such meanings.

               (22) SPECIAL PURPOSE ENTITY. The Lessee is a Texas limited partnership of which PSC GP Corporation, a Delaware corporation, is the sole general partner, and PSC LLP Corporation, a Delaware corporation, is the sole limited partner. The Lessee shall conduct its business solely in its own name through its General Partner or its duly authorized agents so as not to mislead others as to the identity of the entity with which such persons are concerned, and shall use its best efforts to avoid the appearance that it is conducting business on behalf of any Affiliate thereof or that the assets of the Lessee are available to pay the creditors of Parent Guarantor or any Affiliate thereof. PSC GP Corporation and PSC LLP Corporation are wholly-owned Subsidiaries of Parent Guarantor.

The Lessee shall maintain partnership records and books of account separate from those of Parent Guarantor and any Affiliate thereof.

               i. The Lessee shall obtain proper authorization for all partnership action requiring such authorization pursuant to Applicable Law.

               ii. The Lessee shall pay its own operating expenses and liabilities from its own funds.

               iii. The annual financial statements of Parent Guarantor shall disclose the effects of the transactions contemplated hereby in accordance with GAAP.

               iv. The resolutions, agreements and other instruments of the Lessee underlying the transactions described in the Operative Documents shall be continuously maintained by the Lessee as official records of the Lessee.

               v. The Lessee shall maintain an arm's-length relationship with Parent Guarantor and its Affiliates, and shall not hold itself out as being liable for the debts of Parent Guarantor or any of its Affiliates.

               vi. The Lessee shall keep its assets and liabilities separate from those of all other entities.

               vii. The books and records of the Lessee shall be maintained at the address designated herein for receipt of notices, unless the Lessee shall otherwise advise the parties hereto in writing.

               viii. The Lessee shall not maintain bank accounts or other depository accounts to which any Affiliate is (other than the Lessee's general partner) an account party, into which any Affiliate makes deposits or from which



                                       33
                                                         Participation Agreement
               any Affiliate (other than the Parent Guarantor) has the power to make withdrawals, except as otherwise permitted by the Operative Documents.

               ix. The Lessee shall insure that any consolidated financial statements of Parent Guarantor has notes to the effect that the Lessee is a separate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders.

               x. The Lessee shall not amend, supplement or otherwise modify its partnership agreement except in accordance herewith.

               xi. The Lessee shall not create, incur, assume or suffer to exist any Debt other than its obligations under the Operative Documents. The Lessee shall not assume guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

         (b) SITE ACQUISITION DATE REPRESENTATIONS AND WARRANTIES. As of each Site Acquisition Date, the Lessee hereby represents and warrants to each of the other parties hereto that:

               (1) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Lessee in the Operative Documents and in Section 8(I)(a) hereof are true and accurate on and as of such Site Acquisition Date, as though made on and as of such Site Acquisition Date (or, if stated to relate to an earlier date, shall have been true and accurate as of such earlier date). No Event of Default has occurred and is continuing and no Default of which the Lessee has knowledge has occurred and is continuing, in each instance, under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document (which in the case of a Loan Agreement Event of Default or a Default that could mature into a Loan Agreement Event of Default shall have resulted from any action or failure to act of the Lessee or Parent Guarantor). No Default or Event of Default under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document, will occur as a result of, or after giving effect to, the acquisition of the Land Interest on such date.

               (2) FOREIGN QUALIFICATION. The Lessee has duly qualified and is authorized to do business and is in good standing as a foreign limited partnership in the state in which the applicable Land Interest is located.

               (3) DUE AUTHORIZATION; ENFORCEABILITY. Each of the Operative Documents to which it is or will become a party with respect to such Site Acquisition Date has been or will be, when executed and delivered, duly



                                       34
                                                         Participation Agreement
         authorized by all appropriate partnership action, and has been or will be duly executed and delivered by the Lessee and, assuming due authorization, execution and delivery by the other parties thereto, constitutes or will constitute upon the due execution thereof the Lessee's legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (4) NO VIOLATION. The execution and delivery by the Lessee of each of the Operative Documents to which it is or will become a party with respect to such Site Acquisition Date are not, and the performance by the Lessee of its obligations under each will not be, inconsistent with its Organic Documents, do not and will not contravene any Applicable Law of the United States of America, the State of Illinois, the State of Texas or any state in which a Site is located applicable to the Lessee or the Sites or the transactions contemplated by the Operative Documents, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage or other contract or other instrument to which the Lessee is a party or by which it or its property is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Governmental Authority or other Person, except such as have been obtained, given or accomplished.

               (5) GOVERNMENTAL ACTIONS. The Lessee has made or will make all filings, recordings and registrations required by any Governmental Authority in connection with, and has obtained or will obtain, all Governmental Actions necessary or appropriate for the construction and commercial operation and use of the applicable Site and the performance by the Lessee of the transactions contemplated hereby and by the other Operative Documents which are then or theretofore required by Applicable Law; the Lessee will make all filings, recordings and registrations required by any Governmental Authority in connection with, and will obtain, all material Governmental Actions necessary or appropriate for the construction and commercial operation and use of the applicable Site and the performance by the Lessee of the transactions contemplated hereby and by the other Operative Documents not later than the dates required by Applicable Law.

               (6) NO LITIGATION. There are no pending or, to the best knowledge of the Lessee, threatened actions or proceedings by or before any court or administrative agency or other Governmental Authority to which the Lessee is or may become a party or the applicable Site is or may become subject which (i) involves any of the transactions contemplated hereunder or by any of the Operative Documents or (ii) if determined adversely to it, would reasonably be likely to materially adversely



                                       35
                                                         Participation Agreement
         affect the Lessee's ability to perform its obligations under each of the Operative Documents to which the Lessee is or will become a party.

               (7) PERFORMANCE. Neither the Lessee nor the applicable Site is in violation of any Applicable Law the violation of which is reasonably likely materially and adversely to affect such Site or the transactions contemplated by this Participation Agreement and the other Operative Documents or which would materially adversely affect Lessee's ability to perform its obligations under each of the Operative Documents.

               (8) NO ADVERSE CONTRACTS OR APPLICABLE LAW. The Lessee is not a party to, or bound by, any contract or agreement or instrument, or subject to any charter or other corporate restriction or any Applicable Laws which materially and adversely affects the applicable Site or the transactions contemplated by this Participation Agreement or the Operative Documents or which would materially adversely affect its ability to perform its obligations under each of the Operative Documents.

               (9) PATENTS AND TRADEMARKS. The Lessee owns or possesses or has the right to use all the patents, patent rights, trademarks, service marks, trade names, copyrights, licenses and similar rights necessary for the use and operation of the applicable Site under the Operative Documents, without any conflict known to it with the actual or asserted rights of others which materially and adversely affect the Lessee's ability to perform its obligations under the Operative Documents to which it is or will become a party. It is understood and agreed by the parties hereto that no interest in any trademark, trade name, copyright or service mark of the Lessee or an Affiliate thereof is being conveyed or transferred to the Trust or any other Person pursuant to any Operative Document.

               (10) OWNERSHIP STRUCTURE. The ownership structure of the Lessee has not changed since the Documentation Date.

         (c) FUNDING DATE REPRESENTATIONS AND WARRANTIES. As of each Funding Date and each applicable Site Acquisition Date, on which an Advance is made and with respect to each Site, the Lessee represents and warrants that:

               (1) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Lessee in the Operative Documents and in Section 8(I)(a) and Section 8(I)(b) hereof are true and accurate on and as of such Funding Date, as though made on and as of such Funding Date (or, if stated to relate to an earlier date, shall have been true and accurate as of such earlier date). No Event of Default has occurred and is continuing and no Default of which the Lessee has knowledge has occurred and is continuing, in each instance under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document (which in the case of a Loan Agreement Event of



                                       36
                                                         Participation Agreement

         Default or a Default that could mature into a Loan Agreement Event of Default shall have resulted from any action or failure to act of the Lessee or Parent Guarantor). No Default or Event of Default under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document, will occur as a result of, or after giving effect to, the Advance requested by the Funding Request on such date.

               (2) ENFORCEABILITY. The related Lease Supplement has been duly executed and delivered by the Lessee, and, assuming due authorization, execution and delivery thereof by the Lessor, constitutes the Lessee's legal, valid and binding obligation, enforceable against Lessee in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (3) NO SUPPORT AGREEMENTS. The ownership and use of such Site by the Trust, the Trustee or the Certificate Holders does not require the execution by, or assignment to, any such party of any easement, utility, maintenance or other support agreements.

               (4) APPLICABLE LAWS. Such Site and the commercial operation thereof for its intended purposes and use thereof are and will be in compliance with all Applicable Laws, including, without limitation, zoning, planning, building, occupational safety and health laws and Environmental Laws of any Governmental Authority having jurisdiction over such Site, the Trust, the Trustee, the Lessor or the Lessee and all Permitted Exceptions affecting such Site, other than such non-compliance that would not, individually or in the aggregate, (i) have a Material Adverse Effect, or (ii) impose any material penalty on, or result in the imposition of any criminal liability on, any Indemnified Person. All requirements for the use, occupancy and operation of such Site which are then or theretofore required by Applicable Law or applicable Permitted Exceptions have been satisfied in all material respects.

               (5) NO TAXES. No sales, use, transfer, documentation, real estate or similar taxes, fees or other charges are payable on the Site Acquisition Date or the Funding Date for each Site under the laws of any State or any governmental subdivision thereof in which a Site is located in connection with (A) the entering into, or performance under, or enforcement of any Operative Document with respect thereto or (B) the lease to the Lessee of the Sites, except such taxes, fees and other charges as have been paid or will be paid by the Lessee when due or are included in Property Cost or Transaction Expenses.

               (6) NO EVENTS OF LOSS. Except as disclosed in writing to the Certificate Holders in accordance with the Operative Documents, no Event of Loss with



                                       37
                                                         Participation Agreement
         respect to such Site has occurred and, to the knowledge of Lessee, no event or condition has occurred which would, with the passage of time or the giving of notice, or both, constitute an Event of Loss with respect to such Site.

               (7) ADVANCE. The amount of the Advance requested represents amounts owed by the Lessee or Construction Agent in respect of Land Acquisition Costs, Property Improvement Costs or Transaction Expenses, as the case may be, incurred prior to the date of such Advance and for which the Lessee has not previously been reimbursed by an Advance or represent amounts with respect to Nonuse Fees. The conditions precedent to such Advance and the related Equity Amount and Loans set forth in
         Section 9 have been satisfied or waived by the Participants.

               (8) SITES. The Sites each have vehicular and pedestrian access to and from open, publicly dedicated streets. The Sites each have available through publicly available right-of-ways or valid easements from third parties all services of public utilities necessary for use and operation of the Site for its current use. The Site complies in all material respects with all applicable zoning ordinances, building codes, regulations and restrictive covenants affecting the Site and all requirements thereof necessary for the use, occupancy and operation of the Site have been satisfied in all material respects. The Sites are free from material physical defects. No fire or other casualty has occurred which has had a Material Adverse Effect on the Site and with respect to which the Site has not been repaired or restored.

               (9) SITES COMPLETE, DESCRIPTION OF AND TITLE TO SITES. On the Site Acquisition Date for each Site, all material approvals of any Governmental Authority necessary for the commercial operation of such Site will have been received and be in full force and effect. On each Site Acquisition Date, after giving effect to the transactions contemplated hereby, the Trust will have good and marketable title to and ownership of each Site related to such Site Acquisition Date, subject to no Title Defects, free and clear of all Liens, except Permitted Liens. As of the date of execution of the Lease Supplement with respect to such Site, the description set forth in each Lease Supplement will be a true, complete and accurate description of the parcel or parcels of real property leased thereunder; and each Site shall be located wholly within the boundaries of its respective Land Interest, without any encroachments onto or therefrom.

               (10) COMPLIANCE WITH ENVIRONMENTAL PROTECTION REQUIREMENTS. On the Site Acquisition Date for each Site (except as disclosed in the Environmental Audits delivered by Lessee to the Certificate Holders, Lessor and the Lenders for each Site and, with respect to the Texas Property, subject to the Purchase Agreement and the Arco Lease) and during the Lease Term, each and every Site is in compliance in all material respects with all Environmental Laws which are applicable to the Sites including, without limitation, Environmental



                                       38
                                                         Participation Agreement

         Laws pertaining to design and performance standards and quality criteria for air, water and reclamation, and the use, storage, disposal and transportation of Hazardous Substances. Lessee shall cause asbestos to be abated as required by Environmental Laws and good business practice in connection with its Construction of the Improvements for each Identified Project included in that Site.

               (11) INFORMATION PROVIDED TO APPRAISER. With respect to each Site, all information and materials which have been provided by the Lessee to the Appraiser of such Site in connection with the Appraisal of such Site are true and accurate in all material respects on the date as of which such information and materials are dated or certified and are not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

               (12) ENVIRONMENTAL LAWS. Except as described in the Environmental Audit with respect to each Site delivered by the Lessee to the Certificate Holders, the Lessor and the Lenders, to the best of the Lessee's knowledge:

                         (i) there are no pending or threatened claims,
               complaints, notices or requests for information relating to the Sites received by the Lessee with respect to any alleged violation of any Environmental Law, which may reasonably be expected to have a Material Adverse Effect on the financial condition, operations, assets, business or properties of the Lessee or which may reasonably be expected to have a Material Adverse Effect on the Site, and

                         (ii) there are no pending or threatened complaints,
               notices or inquiries to the Lessee relating to the Site regarding potential liability of the Lessee under any Environmental Law, which may reasonably be expected to have a Material Adverse Effect on the financial condition, operations, assets, business or properties of the Lessee.

               (13) PROPERTY. The contemplated use of the Sites by the Lessee and its agents, assignees, employees, lessees, licensees and tenants will comply in all material respects with all Requirements of Law (including, without limitation, all zoning and land use laws and Environmental Laws) and Insurance Requirements.

               (14) PLANS AND SPECIFICATIONS. Upon Completion of the Construction of an Identified Project with respect to a Site, all water, sewer, electric, gas, telephone and drainage facilities, all other utilities required to adequately service the Improvements part of that Identified Project for its intended use and means of access between such Improvements and public highways for pedestrians and motor vehicles will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or



                                       39
                                                         Participation Agreement
         under any Environmental Law) pending or, to the best knowledge of the Lessee, threatened against the Lessee, its respective Affiliates or the Site which adversely affects the title to, or materially and adversely affects the use, operation or value of, the Site. All utilities serving the Site, or proposed to serve the Site in accordance with the Plans and Specifications, are or will be located in either public rights-of-way abutting the Property or Appurtenant Rights, and pedestrian and vehicular access to the Improvements on the Site is or will be provided by public rights-of-way abutting the Site, Appurtenant Rights or roadways contained entirely on the Site that can be accessed by such rights-of-way or Appurtenant Rights. With respect to the Site, all material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the Property during the construction of the applicable Improvements thereon, and (y) construction of such Improvements in accordance with the related Plans and Specifications and the Construction Agency Agreement have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to the time required by such Governmental Authority or private party.

               (15) TITLE; GROUND LESSOR. The Deed for any Land Interest, other than any Non- Acquired Land Interest, will be in form and substance sufficient to convey title to such Land Interest in fee simple. For any Non-Acquired Land Interest, the Ground Lessor is not an Affiliate of the Lessee.

               (16) INSURANCE. The Lessee has obtained insurance coverage covering each Site which meets the requirements of Section 12 of the Master Lease, and such coverage is in full force and effect. The Lessee carries insurance with reputable insurers in respect of the Sites and its Material Assets, in such manner, in such amounts and against such risks as is customarily maintained by the Lessee or its Affiliates that own or operate similar properties.

               (17) FLOOD HAZARD AREAS. Except as otherwise identified on the survey delivered pursuant to Section 9(c)(15), no portion of any of the Sites is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. If any of the Sites is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Site in accordance with the National Flood Insurance Act of 1968, as amended (in which event, the provisions of Section 12 of the Master Lease shall be applicable to such flood insurance).



                                       40
                                                         Participation Agreement

               (18) LEASE SUPPLEMENT. With respect to a Site, upon the execution and delivery of the Lease Supplement, the Lessee will have unconditionally accepted such Site (provided, however, that nothing contained herein shall be deemed a waiver by the Lessee of any right of action against Persons other than the Lessor and the Participants with respect to title to and condition of the Site on the applicable Site Acquisition Date), and no right of offset will exist with respect to any Rent or other sums payable under the Master Lease.

               (19) OWNERSHIP STRUCTURE. The ownership structure of the Lessee has not changed since the Documentation Date.

         (d) COVENANTS OF LESSEE. The Lessee hereby agrees that:

               (1) INFORMATION. During the Lease Term, the Lessee shall furnish to the Agent and the Trustee (i) immediately upon a Responsible Employee of the Lessee becoming aware of the existence of a Lease Default, or Lease Event of Default, written notice specifying the nature of such Lease Default or Lease Event of Default and what action the Lessee is taking or proposes to take with respect thereto; and (ii) a certificate substantially in the form of Exhibit K-1 attached hereto from the Lessee's general partner showing a calculation of the financial covenants set forth in Section 8(I)(d)(8).

         The Lessee may remit any other items required to be delivered pursuant to this Section 8(I)(d) in electronic format through delivery by e-mail or otherwise, provided a hard copy of same is also delivered within five (5) Business Days.

               (2) PROPERTY COSTS. The Lessee, as Construction Agent, will maintain a record of the Land Acquisition Cost and Site Improvement Costs for each Site, and shall certify the same to the Lessor, the Agent and the Participants from time to time upon request.

               (3) REAL ESTATE TRANSFER TAX. The Lessee shall comply with and pay or cause to be paid (within the time provided therefor) applicable Taxes imposed by the laws of any state in which any Site is located upon the transactions contemplated by the Master Lease and the other Operative Documents. Lessee shall provide to the Certificate Holders evidence of such payment within such period.

               (4) OFFICER'S CERTIFICATE. During the Lease Term with respect to each Site, within one hundred twenty (120) days after the close of each Fiscal Year of the Lessee, the Lessee shall deliver to Lessor and the Agent a certificate in the form of Exhibit C hereto of a Responsible Employee of the Lessee stating that such Responsible Employee has reviewed the required insurance coverages, the relevant terms of the Master Lease and the other Operative Documents and has made, or caused to be made, under such Responsible Employee's supervision, a



                                       41
                                                         Participation Agreement
         review of the transactions and conditions of the Lessee from the beginning of the last fiscal year to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Lease Default or Lease Event of Default or, if any such condition exists, specifying the nature and period of existence and what action the Lessee has taken or proposes to take with respect thereto.

               (5) DEFENSE OF TITLE. The Lessee will, at all times, at its own cost and expense, warrant and defend the title of the Trust to the Sites.

               (6) TITLE DEFECT. The Lessee will not, directly, or indirectly, create, incur, assume or suffer to exist any Title Defect.

               (7) NON-DISCRIMINATION. The Lessee will operate and otherwise deal with the Sites using the Lessee's same general business practices as are applicable generally to its owned and leased properties which are similar to such Sites.

               (8) SPECIAL PURPOSE ENTITY. Lessee will comply with the covenants set forth in Section 8(I)(a)(22).

               (9) OWNERSHIP. Lessee will not cause or permit any transfer of any interest in Lessee directly or indirectly.

               (10) ERISA. The Lessee will not, in the future, cause directly or indirectly any employee benefit plan (other than a governmental plan) with respect to which the Lessee or one of its Affiliates is a party in interest, all within the meaning of ERISA, to become a party to any of the Operative Documents or to have any interest in any of the transactions contemplated thereby, directly or indirectly. As used in this Section, the terms "EMPLOYEE BENEFIT PLAN" and "PARTY IN INTEREST" shall have the meanings assigned to them in ERISA.

               (11) NO ISSUANCE. The Lessee agrees that neither the Lessee nor anyone acting on its behalf will offer any interests in the Trust (including the trust certificates) or any part thereof or any securities similar thereto for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the provisions of
         Section 5 of the Securities Act or any similar provisions under any applicable state "blue sky" or similar state securities laws applicable to the issuance and sale of the interests in the Trust (including the trust certificates).

               (12) GROUND LEASES; PERMITTED EXCEPTIONS. The Lessee agrees to duly and timely perform all obligations under the Permitted Exceptions and all obligations of the ground lessee under each Ground Lease under which Lessee becomes a ground sub-lessee (including, without limitation, the payment of all ground rent due thereunder from time to time) and to comply with all provisions of such Permitted Exceptions and Ground Leases; provided, however, that if the



                                       42
                                                         Participation Agreement

         Lessee duly exercises the Sale Option with respect to any Site and duly consummates the sale of such Site, the foregoing covenant shall not be applicable to any obligation first accrued after the consummation of such sale.

               (13) LESSEE'S COVENANT TO NOTIFY OF RELOCATION. Lessee covenants and agrees to give the Trustee and the Lessor and Agent at least 30 days' prior written notice of any relocation of its general partner office, principal place of business or the place where its records concerning the Sites is located.

               (14) PARTNERSHIP STATUS. Lessee covenants and agrees that it will at all times maintain its partnership existence and all material qualifications in good standing, and at all times comply in all respects with any Applicable Law, rule, regulation, order or decree applicable to Lessee or its operations or properties if the failure to comply therewith, in each case or in the aggregate, would have a Material Adverse Effect upon Lessee.

               (15) COMPLETION AND OPERATION. Lessee covenants and agrees that each Site shall be operated for the use intended by the Lessee upon the Lessor's acquisition of such Site or such other use or uses to which the Lessor and the Required Participants may consent from time to time and that, subject to the Lessor's and the Participants' performance of their respective Advance funding obligations under the Operative Documents, all related Improvements shall be completed on or before the end of the Construction Period applicable to such Site. Lessee shall deliver to the Lessor and the Agent on or before the Outside Completion Date applicable to such Site, a certificate of a Responsible Employee of the Lessee stating that such Site is operating for the use intended by the Lessee upon the Lessor's acquisition of such Site and all Construction has been completed on or before such date.

               (16) COMPLIANCE WITH ENVIRONMENTAL PROTECTION REQUIREMENTS; ACCESS TO ENVIRONMENTAL AUDITS. During the Lease Term, the Lessee will cause each Site to be in compliance in all material respects with all Environmental Laws which are applicable to that Site including, without limitation, Environmental Laws pertaining to design and performance standards and quality criteria for air, water and reclamation, and the use, storage, disposal and transportation of Hazardous Substances. During the Lease Term, the Lessee shall furnish to the Agent and the Lessor, upon reasonable request, the Environmental Audits related to the Sites and, to the extent not so furnished or if the requesting party shall determine (in its reasonable judgment) that any additional Environmental Audit shall be necessary to ascertain the status of the Site under any applicable Environmental Law, the Lessee (at its cost) shall obtain from environmental consultants acceptable to the requesting party and furnish such additional Environmental Audits (including Phase Two Environmental Audit) as any of the Agent, the Participants and the Trustee shall request, which Environmental Audits



                                       43
                                                         Participation Agreement
         shall be in form and substance acceptable to the party or parties requesting any such Environmental Audit.

         II. (a) GENERAL REPRESENTATIONS AND WARRANTIES. The Parent Guarantor hereby represents and warrants to each of the other parties hereto that:

               (1) DUE ORGANIZATION. The Parent Guarantor (i) is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to own, hold under lease and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted and to enter into, and perform its obligations under, each of the Operative Documents to which it is or will become a party, and
         (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state where a failure to so qualify would have a Material Adverse Effect.

               (2) DUE AUTHORIZATION; ENFORCEABILITY. Each of the Operative Documents to which it is or will become a party has been or will be, when executed and delivered, duly authorized by all appropriate corporate action, and has been or will be duly executed and delivered by the Parent Guarantor and, assuming due authorization, execution and delivery by the other parties thereto, constitutes or will constitute upon the due execution thereof the Parent Guarantor's legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (3) NO VIOLATION. The execution and delivery by the Parent Guarantor of each of the Operative Documents to which it is or will become a party are not, and the performance by the Parent Guarantor of its obligations under each will not be, inconsistent with its Organic Documents, do not and will not contravene any Applicable Law of the United States of America, the State of Illinois, the State of Delaware or any state in which a Site is located applicable to the Parent Guarantor or the transactions contemplated by the Operative Documents, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage or other material contract or other instrument to which the Parent Guarantor is a party or by which it or its property is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Governmental Authority or other Person, except such as have been obtained, given or accomplished.

               (4) GOVERNMENTAL ACTIONS. The Parent Guarantor has made or will make all filings, recordings and registrations required by any Governmental Authority



                                       44
                                                         Participation Agreement
         in connection with, and has obtained or will obtain, all Governmental Actions necessary or appropriate for the performance by the Parent Guarantor of its obligations under the Operative Documents to which it is or will become a party which are then or theretofore required by Applicable Law; the Parent Guarantor will make all filings, recordings and registrations required by any Governmental Authority in connection with, and will obtain, all material Governmental Actions necessary or appropriate for the performance by the Parent Guarantor of the transactions contemplated hereby and by the other Operative Documents not later than the dates required by Applicable Law.

               (5) NO LITIGATION. There are no pending or, to the best knowledge of the Parent Guarantor, threatened actions or proceedings by or before any court or administrative agency or other Governmental Authority to which the Parent Guarantor is or may become a party which (i) involves any of the transactions contemplated hereunder or by any of the Operative Documents or (ii) if determined adversely to it, would reasonably be likely to materially adversely affect the Parent Guarantor's ability to perform its obligations under each of the Operative Documents to which the Parent Guarantor is or will become a party.

               (6) PERFORMANCE. The Parent Guarantor is not in violation of any Applicable Law the violation of which is reasonably likely materially and adversely to affect the transactions contemplated by this Participation Agreement and the other Operative Documents or which would materially adversely affect Parent Guarantor's ability to perform its obligations under each of the Operative Documents.

               (7) NO ADVERSE CONTRACTS OR APPLICABLE LAW. The Parent Guarantor is not a party to, or bound by, any contract or agreement or instrument, or subject to any charter or other corporate restriction or any Applicable Law which materially and adversely affects the transactions contemplated by this Participation Agreement or the Operative Documents or which would materially adversely affect its ability to perform its obligations under each of the Operative Documents.

               (8) TAXES. All tax returns required to be filed by the Parent Guarantor in any jurisdiction have been filed where the failure to so file would have a Material Adverse Effect, and all Taxes upon the Parent Guarantor, or upon any of its properties, income or franchises, which are shown on such returns to be due and payable have been paid, other than Taxes (i) which are being contested in good faith by appropriate proceedings which have the effect of staying the enforcement of the lien for such Taxes and the sale, forfeiture or other loss of any applicable Site during the pendency of such contest,
         (ii) for which none of the Lessor, the Trustee, the Agent and the Participants shall be subject to any risk of criminal liability or material civil liability by virtue of the matters being contested or such proceedings, and (iii) for which the Parent Guarantor, in accordance with prudent



                                       45
                                                         Participation Agreement
         practice, has established adequate reserves for the payment thereof and has provided evidence reasonably acceptable to the Agent, the Lessor and the Participants of such reserves. No material controversy in respect of additional income taxes due is pending or, to the knowledge of the Parent Guarantor threatened, which controversy if determined adversely would materially and adversely affect the financial condition of the Parent Guarantor.

               (9) INVESTMENT COMPANY ACT. The Parent Guarantor is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               (10) DISCLOSURE. Neither the financial statements referred to in
         Section 8(II)(a)(16) nor any written statement furnished by or on behalf of Parent Guarantor in connection with the negotiation of the Master Lease or any other Operative Document contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading. There is no fact known to Parent Guarantor that has not been disclosed in writing to the other parties hereto that materially and adversely affects the ability of Parent Guarantor to perform its obligations under the Operative Documents.

               (11) HOLDING COMPANY. Parent Guarantor is not subject to regulation as a "holding company", an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (12) ERISA. The execution and delivery by the Parent Guarantor of the Operative Documents to which it is or will become a party, will not involve any prohibited transaction within the meaning of ERISA or
         Section 4975 of the Code. The representation by the Parent Guarantor in this paragraph is made in reliance upon and subject to the accuracy of the representations of the Participants in Section 6(a)(vi) hereof as to the source of funds for the Participant's Loans or Equity Amounts, as applicable.

               (13) REGULATORY JURISDICTION. None of the Participants or Trustee or Wilmington Trust Company will become, (i) solely by reason of entering into this Participation Agreement or the other Operative Documents or (except with respect to the exercise by any Person of any control over a Site upon the occurrence of a Lease Event of Default or the expiration or other termination of the Master Lease) the consummation of any of the transactions contemplated hereby or thereby, subject to regulation by any Governmental Authority which regulates or otherwise has jurisdiction over any Site; or (ii) except for regulation the applicability of which depends on the existence of facts in addition to the ownership of the Sites upon the exercise of remedies under the Master Lease or



                                       46
                                                         Participation Agreement
         upon the expiration of the Master Lease, subject to ongoing regulation of its operations by any Governmental Authority.

               (14) PRIVATE OFFERING. Neither the Parent Guarantor nor any Person authorized to act on Parent Guarantor's behalf has offered, either directly or indirectly, the Notes or any interest in the Trust (including the Certificates) for sale to, or solicited offers to buy any thereof from or otherwise approached or negotiated with respect thereto with any prospective purchaser, other than the Participants and no more than 10 other sophisticated financial institutions in a private placement. The Parent Guarantor has not authorized or employed any Person to act as agent, broker, finder, financial advisor or otherwise in connection with the offering of interests in the Notes or the Trust (including the Certificates) other than the Arranger and the Agent and their respective Affiliates.

               (15) FEES. Neither the Parent Guarantor nor any Person authorized or employed by the Parent Guarantor as agent or otherwise has taken any action the effect of which would be to cause the Certificate Holders, the Trust, or the Trustee to be liable for any brokers', finders', agents', or advisors' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders, agents or advisors in respect of the transactions contemplated by the Operative Documents except to the extent that the amount of any such fees is to be funded by Advances in accordance with the Construction Budget.

               (16) FINANCIAL STATEMENTS; NO MATERIAL ADVERSE CHANGE. The audited consolidated financial statements of the Parent Guarantor and its Consolidated Subsidiaries, contained in the Parent Guarantor's Annual Report on Form 10-K for the year ended December 31, 1999 as filed with the SEC on March 3, 2000 as certified by PricewaterhouseCoopers LLP, independent certified public accountants, and the unaudited financial statements of the Parent Guarantor and its subsidiaries as of March 31, 2000 and for the three months then ended contained in the Parent Guarantor's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, as amended by the Quarterly Report on Form 10-Q/A filed on May 15, 2000, as filed with the SEC on May 15, 2000 (collectively, such audited and unaudited financial statements are called the "FINANCIAL REPORTS") present fairly, in all material respects, the financial condition of the Parent Guarantor and its Consolidated Subsidiaries as of the dates indicated therein and the consolidated statements of operations and cashflow or, if applicable, changes in stockholders' equity for the periods therein specified. Since March 31, 2000, there has been no material adverse change in the financial condition of the Parent Guarantor.

               (17) CHIEF EXECUTIVE OFFICE. The principal place of business and chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of Parent Guarantor is located at 12404 Park Central Drive, Dallas, Dallas County, Texas 75251.



                                       47
                                                         Participation Agreement

               (18) USE OF LOANS AND PROCEEDS. No part of any Advance will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of indebtedness that was incurred for the purposes of purchasing or carrying, any margin stock as such term is defined in Regulation U of the F.R.S. Board.

               (19) REGULATIONS T, U AND X. No proceeds of any of the Advances will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in clauses (18) and (19) with such meanings.

         (b) SITE ACQUISITION DATE REPRESENTATIONS AND WARRANTIES. As of each Site Acquisition Date, the Parent Guarantor hereby represents and warrants to each of the other parties hereto that:

               (1) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Parent Guarantor in the Operative Documents and in
         Section 8(II)(a) hereof are true and accurate on and as of such Site Acquisition Date, as though made on and as of such Site Acquisition Date (or, if stated to relate to an earlier date, shall have been true and accurate as of such earlier date). No Event of Default has occurred and is continuing and no Default of which the Parent Guarantor has knowledge has occurred and is continuing, in each instance, under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Parent Guarantor, any other Operative Document (which in the case of a Loan Agreement Event of Default or a Default that could mature into a Loan Agreement Event of Default shall have resulted from any action or failure to act of the Parent Guarantor). No Default or Event of Default under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Parent Guarantor, any other Operative Document, will occur as a result of, or after giving effect to, the acquisition of the Land Interest on such date.

         (c) FUNDING DATE REPRESENTATIONS AND WARRANTIES. As of each Funding Date and each applicable Site Acquisition Date, on which an Advance is made and with respect to each Site, the Parent Guarantor represents and warrants that:

               (1) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Parent Guarantor in the Operative Documents and in
         Section 8(II)(a) and Section 8(II)(b) hereof are true and accurate on and as of such Funding Date, as though made on and as of such Funding Date (or, if stated to relate to an earlier date, shall have been true and accurate as of such earlier date). No Event of Default has occurred and is continuing and no Default of which the Parent Guarantor has knowledge has occurred and is continuing, in each instance under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Parent Guarantor, any other Operative Document (which in the



                                       48
                                                         Participation Agreement
         case of a Loan Agreement Event of Default that could mature into a Loan Agreement Event of Default shall have resulted from any action or failure to act of the Parent Guarantor or Parent Guarantor). No Default or Event of Default under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Parent Guarantor, any other Operative Document, will occur as a result of, or after giving effect to, the Advance requested by the Funding Request on such date.

               (2) INFORMATION PROVIDED TO APPRAISER. With respect to each Site, all information and materials which have been provided by the Parent Guarantor to the Appraiser of such Site in connection with the Appraisal of such Site are true and accurate in all material respects on the date as of which such information and materials are dated or certified and are not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at the date such information or materials are dated or certified, in light of the circumstances under which such information was provided.

               (3) ENVIRONMENTAL LAWS. Except as described in the Environmental Audit with respect to each Site delivered by the Parent Guarantor to the Certificate Holders, the Lessor and the Lenders, to the best of the Parent Guarantor's knowledge:

                         (i) there are no pending or threatened claims,
               complaints, notices or requests for information relating to the Sites received by the Parent Guarantor with respect to any alleged violation of any Environmental Law with respect to that Site, which may reasonably be expected to have a Material Adverse Effect on the financial condition, operations, assets, business or properties of the Parent Guarantor or which may reasonably be expected to have a Material Adverse Effect on the Site, and

                         (ii) there are no pending or threatened complaints,
               notices or inquiries to the Parent Guarantor relating to the Site regarding potential liability of the Parent Guarantor under any Environmental Law with respect to that Site, which may reasonably be expected to have a Material Adverse Effect on the financial condition, operations, assets, business or properties of the Parent Guarantor.

         (d) AGREEMENTS. The Parent Guarantor hereby agrees that:

               (1) INFORMATION. During the Lease Term, the Parent Guarantor shall furnish to the Agent, the Participants and the Trustee:

                         (i) immediately upon a Responsible Employee of the
               Parent Guarantor becoming aware of the existence of a Lease Default, or Lease



                                       49
                                                         Participation Agreement

               Event of Default, written notice specifying the nature of such Lease Default or Lease Event of Default and what action the Parent Guarantor is taking or proposes to take with respect thereto;

                         (ii) as soon as they are available but not later than
               120 days after the close of each Fiscal Year of the Parent Guarantor, an audited balance sheet and the related statements of income and cash flows of the Parent Guarantor and its Consolidated Subsidiaries at the end of such Fiscal Year, accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly in all material respects the financial condition of the companies being reported upon as of the date of such balance sheet and the year then ended and have been prepared in accordance with GAAP and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards. The requirement for the delivery of such financial statements may be satisfied by the delivery to the Agent of a copy of Parent Guarantor's Annual Report on Form 10-K as filed by Parent Guarantor with the SEC for the latest Fiscal Year of Parent Guarantor for which such financial statements are deliverable to Agent. Parent Guarantor may remit any separate financial statements and its Annual Reports on Form 10-K to Agent in electronic format through delivery by e-mail or otherwise, with a hard copy of same also delivered within five (5) Business Days.

                         (iii) as soon as they are available but not later than
               45 days after the close of each of the first three quarters of each Fiscal Year of the Parent Guarantor, unaudited consolidated and consolidating balance sheets and related statements of income and cash flows of the Parent Guarantor and its Consolidated Subsidiaries, showing the Parent Guarantor's financial condition, on a consolidated and consolidating basis, at and as of the end of and for such quarter, all certified by one of the Parent Guarantor's chief financial officers, principal accounting officer, Treasurer or Assistant Treasurer (each a "FINANCIAL OFFICER") as fairly presenting its financial condition and results of operations on a consolidated and consolidating basis and, with respect to the consolidated statements, in accordance with GAAP consistently applied, subject to normal year-end audit adjustments. The requirement for the delivery of such financial statements may be satisfied by the delivery to the Agent of a copy of Parent Guarantor's Quarterly Report on Form 10-Q as filed by Parent Guarantor with the SEC for the fiscal quarter of Parent Guarantor for which such financial statements are deliverable to the Agent. Parent Guarantor may remit any separate financial statements and its Annual Reports on Form 10-Q to Agent in electronic format through delivery by



                                       50
                                                         Participation Agreement
               e-mail or otherwise with a hard copy of same delivered within five (5) Business Days.

                         (iv) together with the financial statements delivered
               pursuant to clauses (ii) and (iii) above, a certificate substantially in the form of Exhibit K-2 attached hereto from the Parent Guarantor's Financial Officer, which shall, in addition, show a calculation of the financial covenants set forth in
               Section 9(d)(8); and

                         (v) promptly upon their becoming available, one copy of
               each financial statement, report, or proxy statement sent by the Parent Guarantor to its shareholders generally, and of each regular or periodic report filed by the Parent Guarantor with any securities exchange or with the SEC or any successor agency.

               (2) FINANCIAL COVENANTS. The Parent Guarantor shall not permit
         (a) the ratio of its Consolidated Funded Indebtedness to its Consolidated EBITDA to exceed 1.75 to 1.0, or (b) the ratio of its Consolidated EBIT to Consolidated Interest Expense to fall below 6.0 to 1.0, or (c) the ratio of its Consolidated Funded Indebtedness to the sum of (i) its Consolidated Funded Indebtedness, plus (ii) its consolidated net worth to exceed 45%, or (d) the ratio of its consolidated current assets divided by its consolidated current liabilities to fall below 1.25 to 1.00.

               (3) CHANGE IN CONTROL. The Parent Guarantor will not permit or suffer to occur any Change in Control unless (i) Lessee shall have exercised its option to purchase the Property pursuant to Section 6(e) of the Master Lease on or before the sixtieth day after the date on which the Change in Control occurs or (ii) the Parent Guarantor obtains the prior consent of the Lessor to that Change in Control, which consent shall not be unreasonably withheld or delayed. The Lessor shall act reasonably in determining whether to grant or deny such consent and shall respond to a request from the Parent Guarantor for any such consent within a reasonable time.

               Subject to limitations of Applicable Law, the Parent Guarantor agrees to give the Agent and the Participants notice of the occurrence of (i) any event that, with the passage of time and the failure of the Lessee to exercise its option under Section 6(e) of the Master Lease, would result in a Change in Control or (ii) the acquisition by any Person or two or more Persons acting in concert (other than by one or more Perot Family Members) of beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Parent Guarantor by the later to occur of (i) the fifth Business Day after the Company receives notice of such event or (ii) the Business Day occurring immediately after the day on which the



                                       51
                                                         Participation Agreement

         Parent Guarantor first may provide such notice of the occurrence consistent with Applicable Law.

               (4) ERISA. The Parent Guarantor will not, in the future, cause directly or indirectly any employee benefit plan (other than a governmental plan) with respect to which the Parent Guarantor or one of its Affiliates is a party in interest, all within the meaning of ERISA, to become a party to any of the Operative Documents or to have any interest in any of the transactions contemplated thereby, directly or indirectly. As used in this Section, the terms "EMPLOYEE BENEFIT PLAN" and "PARTY IN INTEREST" shall have the meanings assigned to them in ERISA.

               (5) NO ISSUANCE. The Parent Guarantor agrees that neither the Parent Guarantor nor anyone acting on its behalf will offer any interests in the Trust (including the Certificates) or any part thereof or any securities similar thereto for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the provisions of Section 5 of the Securities Act or any similar provisions under any applicable state "blue sky" or similar state securities laws applicable to the issuance and sale of the interests in the Trust (including the trust certificates).

               (6) PARENT GUARANTOR'S COVENANT TO NOTIFY OF RELOCATION. Parent Guarantor covenants and agrees to give the Trustee and the Lessor and Agent at least 30 days' prior written notice of any relocation of its chief executive office, principal place of business or the place where its records concerning the Sites is located.

               (7) CORPORATE FRANCHISES. Parent Guarantor covenants and agrees that it will at all times maintain its corporate existence and all material franchises and qualifications in good standing, and at all times comply in all respects with any Applicable Law, rule, regulation, order or decree applicable to Parent Guarantor or its operations or properties if the failure to comply therewith, in each case or in the aggregate, would have a Material Adverse Effect upon Parent Guarantor.

SECTION 8. CONDITIONS PRECEDENT TO DOCUMENTATION DATE, SITE ACQUISITION DATES
           AND ADVANCES.

         (a) CONDITIONS PRECEDENT TO THE DOCUMENTATION DATE. The obligations of the Lessor, the Parent Guarantor, the Participants and the Agent to enter into the Operative Documents on the Documentation Date, are subject to the satisfaction or waiver of each of the following conditions precedent, with all documents to be in form and substance acceptable to the Agent and the
Participants:

               (1) CORPORATE PROCEEDINGS. Each of the Participants, the Agent, the Lessor and the Lessee shall have received evidence of the corporate existence and the incumbency of officers, and copies of such corporate resolutions and



                                       52
                                                         Participation Agreement
         authorizations, of each of the other parties as each such party shall reasonably request.

               (2) OPINION OF COUNSEL FOR LESSEE. Each of the Participants, the Agent and the Lessor shall have received a favorable opinion, dated such date, addressed to each of them from Hughes & Luce, special counsel for the Lessee, which opinions shall be substantially in the form of Exhibits D-1 and D-2 hereto.

               (3) OPINION OF COUNSEL FOR TRUSTEE. Each of the Certificate Holders and the Lessee shall have received a favorable opinion, dated such date addressed to each of them from Richards, Layton & Finger, special counsel for Wilmington Trust Company and the Trustee, which opinion shall be substantially in the form of Exhibit E hereto.

               (4) ILLEGALITY. There is no Applicable Law which would make it illegal for the Lessor, Certificate Holders, or the Lessee to participate in any of the transactions contemplated by the Operative Documents.

               (5) DOCUMENTS IN FULL FORCE AND EFFECT. Each of this Participation Agreement and each of the Operative Documents delivered on the Documentation Date shall be in form and substance reasonably satisfactory to the Agent, the Lessee, the Participants and the Lessor, shall be in full force and effect on the Documentation Date, and an executed counterpart of each thereof shall have been delivered to each such party.

               (6) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on the Documentation Date.

               (7) GOVERNMENTAL ACTIONS. There shall be no Governmental Actions by, from or with any Governmental Authority that are necessary or, in the reasonable opinion of the Agent, the Lessee, any Participant or the Lessor, advisable (i) in connection with the due execution, delivery and performance by the parties to each of the Operative Documents of such Operative Documents to which it is or will become a party or with respect to the transactions contemplated hereby or thereby, and (ii) so that none of the Participants, the Agent, the Lessor or the Trustee will become, (x) solely by reason of entering into this Participation Agreement or the other Operative Documents or (except with respect to the exercise by any Person of any control over a Site upon the occurrence of a Lease Event of Default or the expiration or other termination of the Lease) the consummation of any of the transactions contemplated hereby or thereby, subject to regulation by any Governmental Authority which regulates or otherwise has jurisdiction over the commercial operations for which such Site is intended; or (y) except for regulation the applicability of which depends on the existence of facts in addition to the ownership of the Sites, upon the exercise of remedies under the



                                       53
                                                         Participation Agreement

         Lease or upon the expiration of the Lease, subject to ongoing regulation of its operations by any Governmental Authority.

               (8) NO LITIGATION. There shall be no legal action, suit, investigation or proceeding by or before any Governmental Authority pending or threatened against or affecting the Lessee or any of its respective properties, which materially and adversely affects any of the transactions contemplated by this Participation Agreement or the other Operative Documents or the ability of the Lessee to perform its obligations hereunder or under the other Operative Documents.

               (9) NO VIOLATION. The Lessee shall be in compliance with all Applicable Laws the violation of which is reasonably likely to affect materially and adversely the transactions contemplated by this Participation Agreement and the other Operative Documents, including, without limitation, all Environmental Laws.

               (10) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each of the Participants, Wilmington Trust Company, the Lessor, the Lessee and the Parent Guarantor contained herein or in any other Operative Document executed and delivered on or prior to such date (other than representations and warranties made with respect to Sites) shall be true and accurate on and as of the Documentation Date, as though made on and as of such date (or, if stated to have been made as of an earlier date, shall have been true and accurate as of such date) and each of the Participants, the Lessor and the Lessee shall have received an Officer's Certificate, dated such date, to such effect from each of such parties.

         (b) CONDITIONS PRECEDENT TO EACH ADVANCE. The obligations of the Participants to make an Advance on each Site Acquisition Date or each Funding Date, as the case may be, the obligation of the Certificate Holders to fund the related Equity Amount on each Site Acquisition Date or such Funding Date, as the case may be, and the obligation of the Lenders to make the related Loan on such Site Acquisition Date or such Funding Date, as the case may be, are subject to satisfaction or waiver of the following conditions precedent, with all documents to be in form and substance acceptable to the Agent and the Participants:

               (1) FUNDING REQUEST. Each of the Agent and the Certificate Holders shall have received a fully executed counterpart of the applicable Funding Request, executed by the Lessee, in accordance with
         Section 3(c). Each of the delivery of a Funding Request and the acceptance by the Lessee of the proceeds of such Advance shall constitute a representation and warranty by the Lessee that on the applicable Funding Date (both immediately before and after giving effect to the making of such Advance and the application of the proceeds thereof), the statements made in Section 8 are true and correct.



                                       54
                                                         Participation Agreement

               (2) CONSTRUCTION CERTIFICATE. With respect to any Site Improvement Costs to be paid or reimbursed using the proceeds of such Advance, the Certificate Holders and Agent shall have received, at least three (3) days prior to the applicable Funding Date, a Construction Certificate in the form of Exhibit J hereto (a "CONSTRUCTION CERTIFICATE"), together with all attachments thereto.

               (3) GOVERNMENTAL PERMITS, ETC. The Certificate Holders and Agent shall have received evidence satisfactory to it that all permits, licenses and consents required by any Governmental Authority in connection with the Construction for which the Advance is being requested have been obtained and are in full force and effect on the applicable Funding Date.

               (4) FEES. The Certificate Holders shall have received all fees due and payable pursuant to the Engagement Letter on or before such date and not to be paid with a part of the proceeds of such Advance, and each Participant shall have received all Nonuse Fees due and payable pursuant to Section 4(d).

               (5) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each of the Certificate Holders, Wilmington Trust Company, the Lessor and the Lessee contained herein or in any other Operative Document executed and delivered on or prior to such date (other than representations and warranties made with respect to Sites that are not the subject of such Site Acquisition Date) shall be true and accurate on and as of such Site Acquisition Date, as though made on and as of such date (or, if stated to have been made as of an earlier date, shall have been true and accurate as of such date) and each of the Certificate Holders, Wilmington Trust Company, the Lessor, the Agent and the Lessee shall have received an Officer's Certificate, dated such date, to such effect from each of such parties.

               (6) NO LITIGATION. There shall be no legal action, suit, investigation or proceeding by or before any Governmental Authority pending or threatened against or affecting the Lessee or the Parent Guarantor which would have a Material Adverse Effect on Lessee or Parent Guarantor or would materially and adversely affect Lessee's ability to perform its obligations under any of the Operative Documents, or would materially and adversely affect any Site or any of the transactions contemplated by this Participation Agreement or the other Operative Documents.

               (7) EVENT OF DEFAULT. There shall not have occurred and be continuing any Lease Event of Default, and no Lease Event of Default will have occurred after giving effect to the making of the Advance requested by such Funding Request.



                                       55
                                                         Participation Agreement

               (8) AVAILABLE COMMITMENTS. After giving effect to the applicable Advance, the condition set forth in the last sentence of Section 3(a)(1) shall not be violated.

               (9) CONSTRUCTION COSTS. After giving effect to the applicable Advance, the estimated as yet unpaid cost to the Construction Agent of completing the Construction pursuant to the Construction Documents shall not exceed the Available Commitments.

               (10) TITLE INSURANCE POLICY. After giving effect to the applicable Advance, the aggregate amount of the owner's title insurance policy or policies described in clause (x) of Section 9(c)(15) shall not be less than the Property Cost for the Property, and the aggregate amount of the lender's title insurance policy or policies described in clause (y) of Section 9(c)(15) shall not be less than ninety-seven percent (97%) of the Property Cost.

         (c) FURTHER CONDITIONS TO EACH SITE ACQUISITION DATE. The obligation of the Lessor to acquire the Sites on each Site Acquisition Date, the obligation of the Certificate Holders to fund the related Equity Amount on such Site Acquisition Date and the obligation of each Lender to make the related Loan on such Site Acquisition Date, are subject to satisfaction or waiver of the following conditions precedent, with all documents to be in form and substance acceptable to the Agent and the Participants:

               (1) TAXES. All Taxes for each Site, if any, due and payable on or prior to such Site Acquisition Date in connection with the execution, delivery, recording and filing of the Operative Documents to be executed, delivered and filed on the Site Acquisition Date and in connection with the consummation of the transactions contemplated thereby shall have been paid in full on or prior to that Site Acquisition Date or provision made for the payment thereof, reasonably satisfactory to the Lessor and the Participants.

               (2) APPRAISAL. The Appraisal of such Site shall (a) be delivered to each Participant, the Lessor, the Agent and the Trustee at least one
         (1) week prior to the applicable Site Acquisition Date, (b) comply with the requirements of FIRREA, for appraisals of real property, (c) take into account, the Arco Lease (in the case of the Texas Property), and
         (d) be in form and substance satisfactory to the Participants.

               (3) GOVERNMENTAL ACTIONS. There shall be no Governmental Actions by, from or with any Governmental Authority that are necessary or, in the reasonable opinion of the Certificate Holders, the Lessor, the Agent or the Lessee, advisable (i) in connection with the due execution, delivery and performance by the Certificate Holders, the Lessor, the Agent, the Lenders or Lessee of its obligations under each Operative Document to which it is or will become a party or with respect to the transactions contemplated hereby or thereby (including, without



                                       56
                                                         Participation Agreement
         limitation, the construction, location, sale, ownership, leasing, use or operation of the Sites to be leased on such Site Acquisition Date) and (ii) so that none of the Certificate Holders, the Lessor, the Lenders, or Wilmington Trust Company will become, (x) solely by reason of entering into this Participation Agreement or the other Operative Documents or (except with respect to the exercise by any Person of any control over a Site upon the occurrence of a Lease Event of Default or the expiration or other termination of the Master Lease) the consummation of any of the transactions contemplated hereby or thereby, subject to regulation by any Governmental Authority which regulates or otherwise has jurisdiction over the commercial operations for which such properties are intended; or (y) except for regulation the applicability of which depends on the existence of facts in addition to the ownership of the Sites upon the exercise of remedies under the Master Lease or upon the expiration of the Master Lease, subject to ongoing regulation of its operations by any Governmental Authority.

               (4) NO LITIGATION. There shall be no legal action, suit, investigation or proceeding by or before any Governmental Authority pending or threatened against or affecting materially and adversely Lessee's ability to perform its obligations under any of the Operative Documents, which materially and adversely affects any Site to be leased on such Site Acquisition Date, or any of the transactions contemplated by this Participation Agreement or the other Operative Documents or the ability of the Lessee to perform its obligations hereunder or under the other Operative Documents.

               (5) ILLEGALITY. There is no Applicable Law which would make it illegal for the Certificate Holders, the Lessor, or the Lessee to participate in any of the transactions contemplated by the Operative Documents.

               (6) [INTENTIONALLY OMITTED]

               (7) RECORDATION. Each of the Lessor, the Certificate Holders, the Lenders and the Agent shall have received evidence reasonably satisfactory to it that the Lender Mortgage, Specific Assignment of Leases and Rents and Lease Supplement relating to the applicable Site have been, or are being, recorded (or satisfactory arrangements have been made for prompt recordation) in a manner sufficient to properly secure each of their interests therein and fees payable in connection therewith have been paid by Lessee or provision for the payment thereof satisfactory to the Lessor and the Participants, shall have been made.

               (8) EVIDENCE OF PROPERTY INSURANCE. The Agent, the Lessor and the Certificate Holders shall have received evidence that the insurance maintained by the Lessee with respect to the applicable Site satisfies the requirements set forth in Section 12 of the Master Lease, which evidence shall set forth the respective coverage, limits of liability, carrier, policy number and period of coverage.



                                       57
                                                         Participation Agreement

               (9) ENVIRONMENTAL AUDIT. Each Participant, the Lessor, the Agent and the Trustee shall have received an Environmental Audit (which shall be a Phase I environmental site assessment, unless one of such parties shall reasonably requests a Phase Two environmental site assessment as to such Site) with respect to the applicable Site, dated no earlier than five months prior to the applicable Site Acquisition Date, with respect to which it shall have received a letter from the environmental consultant to the effect that it shall be entitled to rely thereupon; and the Environmental Audit shall be satisfactory in form and substance to each Participant, the Lessor, and the Agent in their respective sole discretion.

               (10) DEED; GROUND LEASE. On or prior to the applicable Site Acquisition Date, the Lessor shall have received a Deed with respect to the Land Interest being purchased on such Site Acquisition Date, conveying fee simple title to the Land Interest to the Lessor containing such seller's warranties as are acceptable to the Lessee and otherwise reasonably satisfactory in form and substance to the Lessee. As to any Non-Acquired Land Interest, Agent shall have received (i) a Ground Lease or (ii) an assignment of the ground lessee's interest in a Ground Lease, in each case granting to Lessor a ground leasehold estate on such Non-Acquired Land Interest, duly executed and delivered by the owner of such Non-Acquired Land Interest, as ground lessor, and Lessor as ground lessee, which Ground Lease shall be reasonably acceptable to the Lessee in form and substance, together with (w) an estoppel certificate from the Ground Lessor, (x) a non-disturbance and attornment agreement from any mortgagee (or similar secured creditor) of the fee interest related to such Non-Acquired Land Interest, (y) in the event that the remaining base term of the Ground Lease shall not be at least ten (10) years after the expiration date of the Lease Supplement relating to the Site which is the subject of the Ground Lease, a written extension of the base term of such Ground Lease which extends such remaining base term for such period, and (z) any other documents reasonably required by the Agent in connection therewith.

               (11) CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT. On or prior to the applicable Site Acquisition Date, the Lessee and the Lessor shall have delivered to the Agent a Construction Agency Agreement Supplement with respect to the applicable Site fully executed by the Lessee, as Construction Agent, and the Lessor.

               (12) SPECIFIC ASSIGNMENT OF LEASES AND RENTS. On or prior to the applicable Site Acquisition Date, the Lessor shall have delivered to the Agent a Specific Assignment of Leases and Rents substantially in the form attached to the Master Assignment of Leases and Rents with respect to the applicable Site, together with a consent to and acknowledgment of such Specific Assignment of Leases and Rents duly executed by the Lessee.



                                       58
                                                         Participation Agreement

               (13) LEASE SUPPLEMENT. On or prior to the applicable Site Acquisition Date, the Lessee and the Lessor shall have delivered the original counterpart of the Lease Supplement executed by the Lessee and the Lessor with respect to the applicable Site to the Agent.

               (14) LENDER MORTGAGE. On or prior to the applicable Site Acquisition Date, the Lessor shall have delivered to the Agent a Lender Mortgage substantially in the form attached hereto as Exhibit H (with appropriate modifications for applicable state law) with respect to the applicable Site, together with a consent to and acknowledgment of such Lender Mortgage duly executed by the Lessee.

               (15) PROPERTY SURVEY; TITLE POLICIES. At least one (1) week prior to the applicable Site Acquisition Date, the Lessee shall have delivered to the Lessor, Certificate Holders and Agent, on behalf of the Lenders, an American Land Title Association ("ALTA")/1992 (Urban) Survey of the applicable Land Interest or if the applicable Site is located in a Non-ALTA State, a survey of the applicable Land Interest prepared and certified in a manner as customary in such Non-ALTA State for surveys of real property similar to the applicable Site prepared by surveyors of recognized standing in such state certified to the Lessor, the Agent and the title company and otherwise in form reasonably acceptable to the Agent and a commitment to deliver the following title policies (the "TITLE POLICIES"): (x) an ALTA extended owner's title insurance policy covering the applicable Site in favor of the Lessor or, if the applicable Site is located in a Non-ALTA State, an extended owner's title insurance policy providing coverage and having provisions as substantially similar to such an ALTA policy as is permissible and customary in that Non-ALTA State and (y) an ALTA extended lender's title insurance policy covering the applicable Site in favor of the Agent, on behalf of the Lenders or, if the applicable Site is located in a Non-ALTA State, an extended lender's title insurance policy having provisions as substantially similar to such an ALTA policy as is permissible and customary in that Non-ALTA State. The owner's policy described in clause (x) shall be subject only to Permitted Exceptions, be in an amount not less than the Commitment for the applicable Site, be reasonably satisfactory to the Lessor and contain comprehensive, mechanics liens, and, if otherwise obtained by the Lessee, zoning endorsements and such other customary endorsements issued by the title company as a routine matter and to the extent available in such jurisdiction, if requested by the Agent and available at reasonable cost. The lender's title insurance policy described in clause (y) shall
         (i) be subject only to Permitted Exceptions, (ii) be in an amount not less than 97% of the amount of the related owner's title insurance policy, (iii) be reasonably satisfactory to the Agent and contain revolving credit, variable rate, usury, comprehensive, fraudulent conveyances, recharacterization, doing business, mechanics liens, and, if otherwise obtained by the Lessee, zoning endorsements and such other customary endorsements issued by the title company



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                                                         Participation Agreement
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         as a routine matter and to the extent available in such jurisdiction, if requested by the Agent and available at reasonable cost.

               (16) TITLE REPRESENTATIONS. Title to the applicable Site shall conform to the representations and warranties set forth in Section 8(c)(9).

               (17) NO DEFAULT. There shall not have occurred and be continuing any Event of Default under any of the Operative Documents, and no Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of the Land Interest requested by such Funding Request.

               (18) SUPPLEMENTAL OPINIONS OF COUNSEL OF LESSEE. On or prior to the applicable Site Acquisition Date, the Lessee shall have delivered to the Agent, each Participant and the Lessor (i) a supplement to the opinion of [in-house counsel to the Lessee,] (ii) a supplement to the opinion of Hughes & Luce, counsel to the Lessee, and (iii) a supplement to the opinion of applicable local counsel (or new opinion of applicable local counsel, together with (in the case of the first acquisition of a Land Interest in the applicable state or otherwise at the request of the Agent if the Agent reasonably believes additional information is necessary or appropriate) a completed local counsel questionnaire, each acceptable to the Agent and the Certificate Holders) which are substantially in the form of Exhibit F-1 and Exhibit F-2 hereto, which supplements, opinions and questionnaires shall cover matters required by the Agent.

               (19) UCC FINANCING STATEMENTS. Lessee and Lessor shall have executed and submitted for filing or recording, as applicable, Uniform Commercial Code financing statements (which may be in the form of amendments to existing financing statements) with respect to any property constituting part of the applicable Site, security interests in which are governed by the UCC.

               (20) PURCHASE OF ASSETS AGREEMENT ASSIGNMENT. The Lessee shall have executed and delivered to the Lessor a Purchase of Assets Agreement Assignment substantially in the form attached hereto as Exhibit L (a "PURCHASE OF ASSETS AGREEMENT ASSIGNMENT"), together with a copy of the applicable real estate purchase agreement in form and substance reasonably acceptable to the Certificate Holders and the Agent.

               (21) LEASES. In the case of the Texas Property, Lessee shall have delivered to Lessor (i) the Arco Lease in the form attached hereto as Exhibit O, (ii) the Arco Assumption Agreement in the form attached hereto as Exhibit P with respect to the Arco Lease, and (iii) the Arco Estoppel Certificate in the form attached hereto as Exhibit Q.



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               (22) OTHER DOCUMENTS. The Lessee shall have delivered or caused to be delivered such other documents as the Lessor and Agent may reasonably request.

         (d) CONDITIONS TO INITIAL CONSTRUCTION ADVANCE FOR EACH IDENTIFIED PROJECT. In addition to the conditions precedent set forth above, for the first Advance with respect to any Identified Project for the payment of Construction of the applicable Improvements for such Identified Project, the obligation of the Certificate Holders to fund the related Equity Amount on the Funding Date for such Advance and the obligation of each Facility Lender to make the related Loan on such Funding Date, are subject to satisfaction or waiver of each of the following conditions precedent (it being understood that the Lessor's obligations shall not be subject to the following to the extent such conditions are actions required of the Lessor):

               (1) PLANS AND SPECIFICATIONS; CONSTRUCTION SCHEDULE; CONSTRUCTION MILESTONES. On or prior to such Funding Date, the Lessee shall have delivered to the Agent the Plans and Specifications (which need not be final construction Plans and Specifications, and may be preliminary drawings and specifications), a schedule for Construction completion for the Improvements for the Identified Project, and the Construction Milestones, certified by the Construction Agent;

               (2) CONSTRUCTION BUDGET. On or prior to such Funding Date, the Lessee shall have delivered to the Agent the Construction Budget for the applicable Identified Project, certified by the Construction Agent; and

               (3) CONSTRUCTION CONTRACT. On or prior to such Funding Date, the Lessee shall have delivered to the Agent the Construction Contract for the Construction of the Improvements on the applicable Site, or, if the Construction Contract with respect to the Identified Project is a separate contract, the Construction Contract for the Construction of the Identified Project which Construction Contract and the contractor party thereto shall have been approved by the Required Participants, and under which Construction Contract, the cost of design of the applicable Improvements, including, without limitation, the applicable Plans and Specifications and the cost of Construction of such Improvements in accordance with such Plans and Specifications shall not exceed the applicable Construction Budget

         All documents and instruments required to be delivered on each Site Acquisition Date shall be delivered at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, or at such other location as may be determined by the Agent and the Lessee.

SECTION 9. COMPLETION DATE CONDITIONS.

         (a) COMPLETION DATE. The Completion Date with respect to each Site shall be deemed to have occurred for purposes of the Operative Documents on the earlier of:



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               (1) the earliest date on which each of the following events shall have occurred:

                              (a) the Construction relating to such Site shall
                         have been substantially completed in accordance with the Plans and Specifications, the Construction Budget, Construction Documents and all Applicable Law;

                              (b) such Site shall be ready for occupancy and
                         operation for its intended purpose in accordance with the Plans and Specifications, as evidenced by the issuance by the appropriate Governmental Authority of temporary and/or permanent certificates of occupancy for all of the Improvements (other than such Improvements that are not essential to the operation of such Site for its intended purpose in accordance with the Plans and Specifications) contemplated by the Plans and Specifications; and

                              (c) the Lessor and the Agent shall have received a
                         Completion Certificate from the Construction Agent substantially in the form of Exhibit G hereto (a "COMPLETION CERTIFICATE"), or

               (2) the Outside Completion Date.

         (b) [RESERVED].

SECTION 10. TRANSFERS OF LENDERS' INTERESTS.

         (a) PERMITTED ASSIGNMENTS. Any Lender may in accordance with Applicable Law, at any time assign to one or more banks or other entities ("TRANSFEREES") all or any part of its rights and obligations under the Operative Documents or the Property subject to the consent of Lessee, which consent shall not be unreasonably withheld. Such assignment shall be substantially in the form of Exhibit M-1 or in such other form as may be agreed to by the parties thereto. The consent of the Lessee and the Agent shall be required prior to an assignment becoming effective with respect to a Transferee which is not a Lender or an Affiliate thereof; provided, however, that if a Lease Event of Default or a Construction Agency Event of Default has occurred and is continuing, the consent of the Lessee shall not be required. Each such assignment with respect to a Transferee which is not a Lender or an Affiliate thereof shall (unless each of the Lessee and the Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000.00 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or outstanding Loans (if the applicable Commitment has been terminated).

         (b) EFFECT; EFFECTIVE DATE. Upon (i) delivery to the Agent of an assignment, together with any consents required by Section 11(a), and (ii) payment of a $4,000 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall



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                                                         Participation Agreement
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contain a representation by the Transferee to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Transferee in and under the Operative Documents or the Property will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Transferee shall for all purposes be a Lender party to this Agreement and any other Operative Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Operative Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Lessee, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the aggregate Commitments and Loans assigned to such Transferee. Upon the consummation of any assignment to a Transferee pursuant to this Section 11(b), the transferor Lender, the Agent and the Lessee shall, if the transferor Lender or the Transferee desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new
Notes or, as appropriate, replacement Notes, are issued to such Transferee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

         (c) RIGHTS OF TRANSFEREES. Each of the Lessee and the Lessor acknowledges and agrees that each Transferee, for purposes of Sections 13 and 14, shall be considered a Lender; provided, however, that each of the Lessee and the Lessor shall have no greater liability to any Transferee than it would have had to the applicable Lender, except as reflected in amounts necessary to indemnify such Person on an After-Tax Basis.

         (d) WITHHOLDING TAXES; DISCLOSURE OF INFORMATION; PLEDGE UNDER REGULATION A. (1) If any Lender (or the assignee in any Note, each a "TRANSFEREE") is organized under the laws of any jurisdiction other than the United States or any State thereof, then such Participant or Transferee, as applicable, shall (as a condition precedent to acquiring or first participating in such Loan and so long as it shall be legally entitled to an exemption from withholding as a continuing obligation to the Lessor and the Lessee), furnish on a timely basis to the Agent, the Lessor and the Lessee in duplicate, for each taxable year of such Lender or Transferee during the Lease Term of the Master Lease, a properly completed and executed copy of either Internal Revenue Service Form 4224 (or new Form W-8ECI) or Internal Revenue Service Form 1001(or new Form W8-BEN) and Internal Revenue Service Form W-8 (or new Form W-8BEN) or Internal Revenue Service Form W-9 and any additional form (or such other form) as is necessary to claim complete exemption from United States withholding taxes (wherein such Lender or Transferee claims entitlement to complete exemption from United States withholding taxes on all payments hereunder), and provide on a timely basis to the Agent, the Lessor and the Lessee a new Internal Revenue Service Form W-8ECI or Internal Revenue Service Form W-8BEN and Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-9 and any such additional form (or any successor form or forms) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Lender or Transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption. By its acceptance of a participation



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                                                         Participation Agreement
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or assignment of a Lender's Note, each Transferee shall be deemed bound by the provisions set forth in this Section 11.

               (2) Subject to Section 22(j), any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11, disclose to the assignee or participant or proposed assignee or participant any information relating to the Lessee.

               (3) Anything in this Section 11 to the contrary notwithstanding, any Lender may assign and pledge all or any portion of the Notes held by it to any Federal Reserve Bank, the United States Treasury or to any other financial institution as collateral security pursuant to Regulation A of the F.R.S. Board and any operating circular issued by the Federal Reserve System and/or any Federal Reserve Bank or otherwise.

SECTION 11. TRANSFERS OF CERTIFICATE HOLDERS' INTEREST.

         (a) ASSIGNMENTS. All or any part of the interest of any Certificate Holder in, to or under this Participation Agreement, the other Operative Documents, the Property or the Trust may be assigned or transferred by such Certificate Holder at any time, subject (so long as no Lease Event of Default has occurred and is continuing) to the consent of Lessee, which consent shall not be unreasonably withheld, to (i) any Affiliate of such Certificate Holder,
(ii) any other Participant or any Affiliate of any such other Participant, or
(iii) with the consent of the Agent (such consent not to be unreasonably withheld), to any other Person; provided, however, that (A) prior to a Lease Event of Default, no interest shall be assigned to Lessee or any Affiliate of Lessee; (B) except as provided in (C) below, each such assignment is in an amount equal to not less than twenty percent (20%) of the sum of the aggregate amount of the Available Equity Commitments and the outstanding Equity Amounts of all Certificate Holders or is the entire interest held by the assignor Certificate Holder (the "PERMITTED EQUITY ASSIGNMENT AMOUNT") in any event, if the assignor Certificate Holder retains any interest, such interest must be equal to not less than the Permitted Equity Assignment Amount; and (C) with respect to an assignment to a Lender or an Affiliate of a Lender, each such assignment is in an amount equal to not less than the product of (x) the sum of the Available Equity Commitment, if any, and outstanding Equity Amounts of the assignor Certificate Holder and (y) the fraction, expressed as a decimal, obtained by dividing the sum of the Available Loan Commitments and outstanding principal amount of Loans of such Lender by the sum of the aggregate amounts of the Available Loan Commitments and Loans of all Lenders; and, provided, further, that notice is given to the Owner Trustee and (A) each assignment or transfer shall comply with all applicable securities laws; and (B) the assignee, if it is not a Participant immediately prior to such assignment, will deliver to the Agent a completed administrative questionnaire in form and substance acceptable to the Agent. The Agent shall receive an administrative fee of $4,000 from the applicable transferor or transferee in connection with any assignment or participation under this Section 12. Each assignee or transferee acknowledges that the obligations to be performed from and after the date of such transfer or assignment under this Participation Agreement and all other Operative Documents are its obligations, including the obligations imposed by this Section 12(a) (and the transferor and



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                                                         Participation Agreement
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transferee Participant shall deliver to the Lessee and the Lessor an Assignment
Agreement, in substantially the form of Exhibit M-2, executed by the assignee or transferee) and further represents and warrants to each Participant and the Lessee as set forth in Section 6 and that:

               (i) it has a sufficient net worth or combined capital and surplus to fund its Commitments;

               (ii) it has the requisite power and authority to accept such assignment or transfer;

               (iii) it will not transfer any interest in the Trust unless the proposed transferee makes the foregoing representations and covenants;

               (iv) it will not take any action with respect to such interest in the Trust that would violate any applicable securities laws; and

               (v) it will not assign or transfer any interest in the Trust except in compliance with this Section 12.

         (b) RIGHTS OF TRANSFEREES. Each of the Lessee and the Lessor acknowledges and agrees that each Transferee, for purposes of Sections 13 and 14, shall be considered a Certificate Holder; provided, however, that each of the Lessee and the Lessor shall have no greater liability to any Transferee than it would have had to the applicable Certificate Holder transferor, except as reflected in amounts necessary to indemnify such Person on an After-Tax Basis.

         (c) WITHHOLDING TAXES; DISCLOSURE OF INFORMATION; PLEDGE UNDER REGULATION A. (1) If any Certificate Holder (or the assignee of any Equity Amount, each also a "TRANSFEREE") is organized under the laws of any jurisdiction other than the United States or any State thereof, then such Participant or Transferee, as applicable, shall (as a condition precedent to acquiring or first participating in such Equity Amount and so long as it shall be legally entitled to an exemption from withholding as a continuing obligation to the Lessor and the Lessee), furnish on a timely basis to the Agent, the Lessor and the Lessee in duplicate, for each taxable year of such Certificate Holder or Transferee during the Lease Term of the Master Lease, a properly completed and executed copy of either Internal Revenue Service Form 4224 (or new Form W-8ECI) or Internal Revenue Service Form 1001 (or new Form W-8BEN) and Internal Revenue Service Form W-8 (or new Form W-8BEN) or Internal Revenue Service Form W-9 and any additional form (or such other form) as is necessary to claim complete exemption from United States withholding taxes (wherein such Lender, the Lessor or Transferee claims entitlement to complete exemption from United States withholding taxes on all payments hereunder), and provide on a timely basis to the Agent, the Lessor and the Lessee a new Internal Revenue Service Form W-8ECI or Internal Revenue Service Form W-8BEN and Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-9 and any such additional form (or any successor form or forms) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Certificate Holder or Transferee, and to



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                                                         Participation Agreement
comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption. By its acceptance of a participation or assignment of all or any portion of a Certificate Holder's Equity Amounts, each Transferee shall be deemed bound by the provisions set forth in this Section 12.

               (2) Subject to Section 22(j), any Certificate Holder may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 12, disclose to the assignee or participant or proposed assignee or participant any information relating to the Lessee.

               (3) Anything in this Section 12 to the contrary notwithstanding, any Certificate Holder may assign and pledge all or any portion of its interest in the Trust held by it to any Federal Reserve Bank, the United States Treasury or to any other financial institution as collateral security pursuant to Regulation A of the F.R.S. Board and any operating circular issued by the F.R.S. Board and/or the Federal Reserve Bank or otherwise.

SECTION 12. SECTION GENERAL TAX INDEMNITY.

         (a) TAX INDEMNITEE DEFINED. For purposes of this Section 13, "TAX INDEMNITEE" means (x) each Participant, the Lessor and the Affiliates of each of the foregoing, and the Trustee, both in its individual capacity and as trustee, and each of their respective successors, assigns, servants, agents, officers, directors and employees and the Trust, and (y) except with respect to any Taxes relating to a Site during the applicable Construction Period for such Site, each Lender and its Affiliates, and each of their respective successors, assigns, servants, agents, officers, directors and employees.

         (b) TAXES INDEMNIFIED. The Lessee agrees to pay promptly when due, and will indemnify and hold harmless each Tax Indemnitee on an After-Tax Basis against, all Impositions (each Imposition individually, a "TAX" and collectively called "TAXES"), however imposed (whether imposed upon any Tax Indemnitee, the Lessee, or all or any part of the Sites or any payment made in connection with the transactions contemplated hereunder), by any Federal, state or local government or taxing authority in the United States of America, or by any government or taxing authority of a foreign country, of any political subdivision or taxing authority thereof or by a territory or possession of the United States of America or an international taxing authority, upon or with respect to, based upon or measured by:

               (1) the Sites or any part thereof;

               (2) the location, replacement, conditioning, refinancing, control, purchase, repossession, improvement, maintenance, redelivery, manufacture, acquisition, purchase, ownership, acceptance, rejection, delivery, non-delivery, leasing (including the Arco Lease), subleasing, transportation, insuring, inspection, registration, assembly, abandonment, preparation, installation, possession, use, operation, return, presence, storage, repair, transfer of title, modification,



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         rebuilding, import, export, alteration, addition, replacement, assignment, overhaul, transfer or registration, imposition of any lien, sale or other disposition of the Sites or any part thereof or interest therein;

               (3) the rentals, receipts or earnings arising from the Operative Documents or from the purchase, ownership, delivery, leasing (including the Arco Lease), possession, use, operation, return, storage, transfer of title, sale or other disposition of the Sites or any part thereof;

               (4) any or all of the Operative Documents;

               (5) the income or other proceeds received with respect to the Sites, held by the Trustee under the Trust Agreement; or

               (6) otherwise with respect to or by reason of the transactions described in or contemplated by the Operative Documents.

         (c) TAXES EXCLUDED. The indemnity provided for in paragraph 13(b) above shall not extend to any of the following (in each case, except in the case of otherwise indemnifiable or payable under the Operative Documents, on an After-Tax Basis, additional amounts necessary to indemnify a Tax Indemnitee for such Taxes on an After-Tax Basis):

               (1) Federal income taxes;

               (2) In the case of each Tax Indemnitee, (i) net income taxes and
         (ii) taxes that would not have been incurred but for such Tax Indemnitee or an Affiliate of such Tax Indemnitee being organized in the jurisdiction imposing such taxes or conducting activities therein that are unrelated to the transactions contemplated by the Operative Documents; provided that this Exclusion shall not apply to net income taxes imposed on a Certificate Holder's income from this transaction by jurisdictions in which such Certificate Holder is not otherwise subject to such Taxes to the extent such net income Taxes (after reduction for all net income Tax savings in other jurisdictions resulting from the imposition of the Taxes described in the preceding portion of this proviso) exceed the net income taxes that would have been payable if the Master Lease had been treated as a secured loan by such taxing jurisdiction (unless such Certificate Holder has reported the transaction to such taxing jurisdiction as a lease without being requested to do so by Lessee in writing or required to do so by such taxing jurisdiction);

               (3) Taxes imposed by any government or taxing authority of a foreign country, or any political subdivision thereof, or an international taxing authority, except Taxes that would not have been incurred but for the Lessee's becoming a foreign entity or the Lessee's making payments to a Tax Indemnitee from a foreign jurisdiction;



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                                                         Participation Agreement

               (4) in the case of the Lessor, income, franchise, conduct of business or similar taxes that are imposed on the Lessor and not the Certificate Holders and that, if imposed on the Certificate Holders, would not have been indemnified against;

               (5) Taxes imposed on or measured by the net or gross income, excess profits, receipts, minimum or alternative minimum taxable income, capital, net worth, tax preferences, accumulated earnings or capital gains of a Tax Indemnitee or that are conduct of business, doing business, franchise or similar Taxes of such Tax Indemnitee (other than any Taxes which are, or are in the nature of, sales, use, transfer, excise, rental, license, ad valorem or property Taxes imposed by reason of the location, use, operation or presence of a Site or any part thereof or a Person which is the Lessee, any sublessee, any sub-sublessee, assignee or any other Person using through any of the foregoing (including any Affiliate of any of the foregoing, but excluding the Lessor, any Participant or any Tax Indemnitee or any Affiliate of any such excluded Person) (each, a "LESSEE PERSON") in such jurisdiction or the fact that any payment by a Lessee Person contemplated by the Operative Documents is made from such jurisdiction) ("INCOME TAXES") imposed by the United States or any state or local government or taxing authority within the United States.

               (6) Taxes arising out of or measured by acts, omissions, events or periods of time (or any combination of the foregoing) which occur after (and are not attributable to acts, omissions or events occurring contemporaneously with or prior to) in the case of, and solely with respect to, withholding Taxes, the payment in full of all amounts payable by the Lessee pursuant to and in accordance with the Operative Documents, or the earlier discharge in full of the Lessee's payment obligations under and in accordance with the Master Lease and the other Operative Documents, and with respect to all Taxes, the earliest of (x) the expiration of the Lease Term and return of the Sites in accordance with the return provisions of the Master Lease, (y) the termination of the Master Lease in accordance with the applicable provisions of the Master Lease and return or disposition of the Sites in accordance with the Master Lease, or (z) the termination of the Master Lease in accordance with the applicable provisions of the Master Lease and the transfer of all right, title and interest in the Sites to the Lessee pursuant to its exercise of any of its purchase options (other than sales or other transfer taxes as imposed thereon) except that, notwithstanding anything to the contrary, Taxes incurred in connection with the exercise of any remedies following the occurrence of a Lease Event to Default shall not be excluded from the indemnity by this section 13(c);

               (7) Taxes imposed on a Tax Indemnitee that would not have been imposed but for the willful misconduct or gross negligence of any Tax Indemnitee or its Affiliate (other than gross negligence or willful misconduct not actually committed by but instead imputed to, such Tax Indemnitee by reason of such Tax



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                                                         Participation Agreement

         Indemnitee's participation in the transactions and entering into the Operative Documents) or the breach by any Tax Indemnitee of any representation, warranty or covenant set forth in the Operative Documents;

               (8) Taxes imposed on a Tax Indemnitee which became payable by reason of any transfer or disposition by such Tax Indemnitee of any interest in some or all of the Sites, the Operative Documents, any other Tax Indemnitee, or the Trust Estate, the Indenture Estate, the Certificates or any interest in the transactions contemplated by the Operative Documents other than (A) Taxes that result from transfers or dispositions which occur while a Lease Event of Default has occurred and is continuing and are made in connection with the exercise of remedies following such Event of Default or (B) Taxes in the nature of sales, use, or transfer taxes that result from any transfer or disposition pursuant to the terms of the Master Lease (other than Section 19(b) thereof if clause (A) of this Section 13(c)(8) is not applicable);

               (9) Taxes imposed upon the Trustee with respect to any trustee's fees for services rendered in its capacity as trustee;

               (10) Taxes that have been included in Property Cost or Transaction Expenses;

               (11) Taxes that would not have been imposed but for the situs of organization of a Tax Indemnitee, the place of business of a Tax Indemnitee or the activities of a Tax Indemnitee that are unrelated to the transactions contemplated by the Operative Documents, in each case, in the jurisdiction imposing such Taxes (other than any such place of business or activities attributable to any Lessee Person's activities or the use, location, operation or registration of a Site or any part thereof in such jurisdiction);

               (12) Taxes that result from a failure by a Tax Indemnitee or its Affiliate to comply with any certification or other procedure reasonably required by any applicable law as a condition to any exemption from, or reduction of, such Tax to which such Tax Indemnitee would be entitled or to file timely any form, report or return, so long as (a) Lessee shall have notified such Tax Indemnitee promptly of such requirement or such Tax Indemnitee knows or should have known of such requirement, (b) no such procedure would expose such Tax Indemnitee, in its good faith determination, to any materially adverse consequences for which it is not indemnified and (c) such failure is not due to Lessee's failure to provide information reasonably requested or reasonable assistance in complying with such requirement or to Lessee's failure to comply with the requirements of Section 13(h); and

               (13) Except with respect to the additional amount necessary to indemnify Taxes, otherwise required to be indemnified under the Operative



                                       69
                                                         Participation Agreement

         Documents on an After-Tax Basis, on an After-Tax Basis, Taxes imposed on or against or payable by a transferee of a Tax Indemnitee to the extent of the excess of such Taxes over the amount of such Taxes which would have been imposed and indemnified hereunder had there not been a transfer by the original Tax Indemnitee from which such transferee derives its interest in a Site, any part thereof, such Tax Indemnitee or the Operative Documents, the Trust Estate, the Indenture Estate, the Certificates, or any interest in the transactions contemplated by the Operative Documents other than a transfer in connection with the exercise of any remedies following a Lease Event of Default or while a Lease Event of Default exists;

               (14) United States withholding taxes imposed on payments to a foreign payee, including any Tax Indemnitee which is a foreign person within the meaning of Section 7701(a)(5) of the Code except if, and to the extent, such withholding taxes are imposed solely as the result of a Change in Law (including a change in applicable treaty provisions) occurring after the date on which the relevant Tax Indemnitee first acquired or participated in the Loan or Certificate or Equity Amount, as applicable;

               (15) Taxes that result from an act by such Indemnified party or its Affiliate that is prohibited by the Operative Documents or an omission by such Indemnified party or its Affiliate of an act that is required by the Operative Documents and that does not result from an act of the Lessee or its Affiliates that is prohibited by the Operative Documents or an omission of the Lessee or its Affiliates that is required by the Operative Documents; and

               (16) Interest, additions to tax and penalties imposed with respect to, and to the extent of, Taxes excluded from indemnification pursuant to Section 13(c).

         Notwithstanding any of the exclusions otherwise set forth in Section 13(c)(2) through (5), the indemnity set forth in Section 13(b) shall apply to any Texas franchise taxes imposed on the Lessor if:

               (i) the Lessor is an unincorporated Delaware business trust that does not apply for a Texas Certificate of Authority and (i) files its Texas tax returns and reports (if any) in a manner consistent with such status or (ii) files its relevant Texas tax returns and reports (if any) in a manner inconsistent with such status as the result of a breach of any representation, warranty or covenant of a Lessee Person;

               (ii) any Lessee Person prepares and requests that Lessor file or files a Filing (within the meaning of Section 13(g) pursuant to Section 13(g)) in a manner inconsistent with the status of the Lessor as a Delaware business trust; or

               (iii) the Lessor changes its status from that of a Delaware business trust as the result of a breach of any representation, warranty or covenant of a Lessee Person or in



                                       70
                                                         Participation Agreement
         connection with the exercise of any remedies following the occurrence of a Lease Event of Default.

provided, however, that the Lessee's indemnity for Texas franchise tax shall not exceed the amount of such tax that the Delaware business trust would owe if it had no activities except the transactions contemplated by the Participation Agreement, except other activities engaged in at the written request of Lessee (it being the intent of the parties that the Lessee's indemnity obligation will not be increased by the Trust's other activities, if any).

         (d) TAX OBLIGATIONS IN THIS SECTION. Notwithstanding any other provision in the Operative Documents, it is understood that all the Lessee's obligations with respect to Taxes are set forth in this Section 13 (and that Section 14 does not apply to Taxes), provided, however, that this Subsection (d) shall not prevent Lessee from being obligated to make payments on an After-Tax Basis in the circumstances that Lessee is required to do so under the Operative Documents.

         (e) Payments to the Lessee

               (1) If any Tax Indemnitee or any Affiliate of any Tax Indemnitee actually realizes a Tax benefit (whether by way of deduction, credit, allocation or apportionment or otherwise), other than a refund or credit described in paragraph (2), with respect to a Tax not indemnifiable hereunder which would not have been realized but for any indemnity payment or any Tax, Claim or other cost or expense with respect to which Lessee has reimbursed or indemnified such Tax Indemnitee (or but for the circumstances that give rise to such Tax, Claims, cost or expenses or indemnity or payment), which benefit was not previously taken into account in determining the amount of the Lessee's payment to such Tax Indemnitee, such Tax Indemnitee shall pay to the Lessee, on an After-Tax Basis, an amount equal to the amount of such Tax benefit; provided, however, that no payment shall be made as long as a Payment Default or a Lease Event of Default is continuing; provided further, however, that no Tax Indemnitee shall be required to pay to the Lessee any Tax benefit to the extent such payment is greater than the amount of such Taxes, Claims, costs or expenses in respect of which the reimbursement or indemnification was paid by Lessee, reduced by all prior payments by such Tax Indemnitee under this Section 13(e) in respect of such amount; any payment to the Lessee which is so limited shall, to the extent of such unpaid excess, be carried over and shall be available to offset any future obligations of the Lessee under this Section 13). If such repaid Tax benefit is thereafter lost, the additional Tax payable shall be treated as a Tax indemnifiable hereunder without regard to the exclusions set forth in Section 13 (other than clause (c)(7)).

               (2) Upon receipt by a Tax Indemnitee of a refund or credit of all or part of any Taxes paid or indemnified against by the Lessee or tax benefit (other than one described in paragraph 1), which refund, credit or tax benefit was not previously taken into account in determining the amount of the Lessee's payment to such Tax



                                       71
                                                         Participation Agreement
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         Indemnitee, such Tax Indemnitee shall pay to the Lessee, on an
         After-Tax Basis, an amount equal to the amount of such refund, credit or tax benefit plus any interest received by or credited to such Tax Indemnitee with respect to such refund; provided, however, that no such payment shall be made as long as a Payment Default or a Lease Event of Default is continuing.

               (3) The Tax Indemnitee will, at the Lessee's expense, pursue refunds and tax benefits that would result in any such payments to the Lessee, but only if the Tax Indemnitee has been notified in writing by the Lessee that such refunds or tax benefits are available.

         (f) PROCEDURES. Any amount payable to a Tax Indemnitee pursuant to paragraph 13(b) shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided, however, that such amount need not be paid prior to the later of (i) the date on which such Taxes are due or (ii) in the case of amounts which are being contested pursuant to paragraph 13(f) hereof, the time such contest (including all appeals permitted hereunder) is finally resolved. Any amount payable to the Lessee pursuant to paragraph 13(e) shall be paid within twenty (20) days of the day on which a return (including estimated tax returns) is filed reflecting such Tax benefit or within twenty (20) days after the Tax Indemnitee actually receives a refund giving rise to a payment under paragraph 13(e), and shall be accompanied by a written statement by the Tax Indemnitee setting forth in reasonable detail the basis for computing the amount of such payment. Within thirty (30) days following the Lessee's receipt of any computation from the Tax Indemnitee, the Lessee may request that an accounting firm reasonably acceptable to the Lessee determine whether such computations of the Tax Indemnitee are correct. Such accounting firm shall be requested to make the determination contemplated by this paragraph 13(f) within thirty (30) days of its selection. In the event such accounting firm shall determine that such computations are incorrect, such firm shall determine what it believes to be the correct computations. The Tax Indemnitee shall cooperate with such accounting firm and supply it with all information necessary to permit it to accomplish such determination. The computations of such accounting firm shall be final, binding and conclusive upon the parties and the Lessee shall have no right to inspect the books, records or tax returns of the Tax Indemnitee to verify such computation or for any other purpose. All fees and expenses of the accounting firm payable under this Section 13(f) shall be borne by the Lessee, except that if such accounting firm's computation shall result in a decrease in the amount due from, or an increase in the amount payable to, the Lessee by more than the greater of 5% or $10,000, then the Tax Indemnitee shall bear the cost of such accounting firm.

         (g) CONTEST. If any claim or proposed claim or proposed assessment shall be made in writing against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Tax as to which the Lessee may have an indemnity obligation, or if any Tax Indemnitee shall determine that any Tax as to which the Lessee may have an indemnity obligation may be payable, such Tax Indemnitee shall promptly (and in any event, within the earlier of fifteen (15) Business Days of the Tax



                                       72
                                                         Participation Agreement

Indemnitee's receipt of any claim or proposed claim or two (2) days before payment is due) notify the Lessee in writing and shall not take any action with respect to such claim, proceeding or Tax without the consent of the Lessee for thirty (30) days after receipt of such notice by the Lessee unless the failure to take action could result in the imposition of penalties or fines or material danger of sale, forfeiture or loss; provided, however, that any failure to provide such notice shall not relieve the Lessee of any obligation to indemnify any Tax Indemnitee hereunder unless the Lessee is materially adversely affected as a result of such failure; provided, further, however, that if such Tax Indemnitee shall be required by law or regulation to take action with respect to any such claim, proceeding or Tax prior to the end of such thirty (30) day period such Tax Indemnitee shall, in such notice to the Lessee, so inform the Lessee and such Tax Indemnitee shall not take any action with respect to such claim, proceeding or Tax without the consent of the Lessee before the date on which such Tax Indemnitee shall be required to take action. If, within thirty
(30) days after its receipt of such notice (or such shorter period referred to in the preceding sentence), the Lessee shall request in writing that such Tax Indemnitee contest the imposition of such Tax, the Tax Indemnitee shall, at the expense of the Lessee, in good faith contest (including by pursuit of appeals, excluding any requirement to appeal to the U.S. Supreme Court), and shall not settle without the Lessee's consent, or if such contest can be pursued independently from any other proceeding involving a Tax liability of such Tax Indemnitee (a "LESSEE-CONTROLLED CONTEST"), the Tax Indemnitee shall allow the Lessee to contest the validity, applicability or amount of such Tax (other than withholding or net income Taxes indemnifiable hereunder) by, in the sole discretion of the Person conducting such contest, taking into account the recommendations of the other party:

                         (1) resisting payment thereof;

                         (2) not paying the same except under protest, if
               protest shall be necessary and proper; or

                         (3) if payment shall be made, using reasonable efforts
               to obtain a refund thereof in appropriate administrative and judicial proceedings; or

                         (4) taking such other action as is reasonably requested
               by the Lessee from time to time;

               provided, however, that in no event shall such Tax Indemnitee be required to contest (or permit the Lessee to contest) the imposition of any Tax for which the Lessee may be obligated unless: (t) if a Payment Default or a Lease Event of Default shall have occurred and be continuing, Lessee shall either (I) provide security for such tax indemnity obligations that is reasonably acceptable to such Tax Indemnitee or (II) pay such Tax, (u) in the case of net income Taxes indemnifiable hereunder, the amount of the claim and all future related claims exceeds $25,000, (v) [INTENTIONALLY OMITTED] (w) in the case of a Lessee-Controlled Contest, the Lessee shall have acknowledged in writing its liability hereunder if the contest is unsuccessful, provided that such acknowledgement shall be of no force and effect if the final determination of such Lessee-Controlled Contest, or the facts and circumstances underlying such final determination demonstrates



                                       73
                                                         Participation Agreement
         that the basis for an adverse determination was one for which indemnification is not required under Section 13(b) and 13(c), (x) the Lessee shall have agreed to pay such Tax Indemnitee all reasonable costs and expenses that such Tax Indemnitee shall incur in connection with contesting such claim (including all reasonable legal and accounting fees and disbursements and internally allocated time charges), (y) the Certificate Holders shall have reasonably determined that action to be taken will not result in any material danger of sale, forfeiture or loss of the Sites or any portion thereof or interest therein, and (z) if such contest shall involve payment of the claim, the Lessee shall advance the amount thereof, plus interest, penalties and additions to Tax with respect thereto, to such Tax Indemnitee on an interest-free basis and on an After-Tax Basis to such Tax Indemnitee. The Tax Indemnitee shall consult in good faith with the Lessee regarding the conduct of any contest controlled by such Tax Indemnitee and shall allow the Lessee to attend all hearings and conferences with tax authorities (or portions of hearings or conferences) at which unrelated issues are not discussed and to comment upon all related submissions in such Tax Indemnitee-controlled contests and vice versa. Notwithstanding the above, a Tax Indemnitee may settle and will not be required to contest the imposition of any Taxes if such Tax Indemnitee shall waive its right to indemnity with respect to such Taxes and all future related Taxes (including any Taxes for which the contest would serve as precedent), and shall have paid to the Lessee any and all funds paid by the Lessee to such Tax Indemnitee with regard to such contested amount (other than those described in clause (x) of this Section 13(f)) plus any interest which the Lessee paid on such funds. Any contest by the Lessee or at the Lessee's request shall be subject to the following requirements: (i) such contest shall be conducted in good faith by appropriate proceedings which have the effect of staying the enforcement of the lien for such Taxes and the sale, forfeiture or other loss of the applicable Site during the pendency of such contest,
         (ii) none of the Lessor, the Trustee, the Agent and the Participants shall be subject to any risk of criminal liability or material civil liability (for which they are not indemnified in a manner reasonably satisfactory to the appropriate party) by virtue of the matters being contested or such proceedings, and (iii) the Lessee, in accordance with prudent practice, has set aside adequate reserves for the payment thereof and has provided evidence reasonably acceptable to the Agent, the Lessor and the Participants of such reserves.

         (h) REPORTS. In the event any report, return or statement or any certification or procedure (a "FILING") with respect to Taxes is required to be made with respect to any Tax in the nature of a sales Tax, use Tax or ad valorem Tax or any other Tax imposed by a jurisdiction in which a Site is located that may be subject to indemnification under this Section 13, the Lessee will, at the Lessee's expense, either prepare and file such Filing (and in the case of such Filing which is required to be filed on the basis of individual Sites, such Filing shall be prepared and filed in such manner as to show, if required, the interests of each Tax Indemnitee in such Sites) or, if it shall not be permitted to file the same, it will notify each Tax Indemnitee of such reporting requirements, prepare such Filing in such manner as shall be reasonably satisfactory to each Tax Indemnitee and deliver the same to each Tax Indemnitee within a reasonable period prior to the date the same is to be filed; provided, however, that the relevant Tax Indemnitees shall have



                                       74
                                                         Participation Agreement
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furnished the Lessee, at the Lessee's request and expense, within a reasonable time, with such information, not within the control of (nor reasonably available to) the Lessee, in such Tax Indemnitee's control (or which is reasonably available to such Tax Indemnitee) and is necessary to complete such Filing.

         (i) NON-PARTIES. If a Tax Indemnitee is not a party to this Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Section 13 prior to the Lessee being obligated to make any payment to such Tax Indemnitee under this Section 13.

         (j) SURVIVAL. The provisions of this Section 13 shall continue in full force and effect, notwithstanding the expiration or termination of any Operative Document, until all obligations hereunder have been met and all liabilities hereunder paid in full.

         (k) CONSTRUCTION PERIOD. Notwithstanding the foregoing, during the Construction Period, (i) the Lessor, in lieu of the Lessee, shall indemnify Participant Indemnitees under this Section 13, to the same extent that the Lessee is obligated to so indemnify such parties absent the provisions of this subsection (k), (ii) the Lessee will indemnify the Lessor for all obligations of the Lessor under this subsection (k), and (iii) the Lessor hereby assigns to each of the Participant Indemnitees the Lessor's right to indemnification by the Lessee under this subsection (k) to the extent of any claim by the respective Participant Indemnitee under this Section 13. Any indemnification by the Lessor shall be subject to all of the provisions of this Section 13 to the same extent as applicable to indemnification by the Lessee under this Section 13.

SECTION 13. GENERAL INDEMNITY.

         (a) INDEMNIFICATION. The Lessee does hereby assume liability for, and does hereby agree to indemnify, defend, protect, save and keep harmless, on an After-Tax Basis, each Indemnified Person from and against any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims involving strict or absolute liability in tort, warranty claims, claims based on negligence, products liability or statutory liability or claims for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law or alleged injury or threat of injury, to health, safety, the environment or natural resources), actions, suits, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses and Trustee's Expenses) of any kind and nature whatsoever (all of the foregoing being referred to as Claims) which may be imposed on, incurred by or asserted against such Indemnified Person, whether or not such Indemnified Person shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of:

               (1) this Participation Agreement or any other Operative Document, or any document contemplated hereby or thereby; or the execution, delivery or performance or non-performance or enforcement of any of the terms of this



                                       75
                                                         Participation Agreement

         Participation Agreement or any other Operative Document by the Lessee, Lessor, the Trustee or the Participants or any other Person;

               (2) the Sites or any part thereof or the purchase (including the obligations of the Lessor arising under the Purchase Agreement and the documents executed and delivered pursuant to the Purchase Agreement), design, financing, refinancing, construction, acceptance, rejection, ownership, acquisition, delivery, non-delivery, occupancy, lease, ground lease, sublease, rental, preparation, installation, modification, substitution, possession, use, non-use, operation, maintenance, condition, registration, repair, transportation, transfer of title, any action taken by Lessee or requested by Lessee under
         Section 8(d) of the Master Lease, abandonment, rental, sale (including, without limitation, any sale pursuant to the Master Lease), retirement, return, or other disposition of the Sites or any part thereof or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable, whether preexisting or not and any Claim for patent, trademark or copyright infringement) or the failure of any Site to be located wholly within the Land Interest related thereto;

               (3) the performance of any labor or services or the furnishing of any materials or other property in respect of the Sites or any part thereof by or on behalf of or with the knowledge of the Lessee or any Affiliate of the Lessee;

               (4) any negligence or tortious acts on the part of the Lessee or any Affiliate of the Lessee or any agents, contractors, sublessee, franchisees, licensees or invitees thereof;

               (5) any alterations, changes, modifications, new construction or demolition of any of the Sites or any part thereof;

               (6) any violation of law; or any breach of any covenant, warranty or representation in any Operative Document or any certificate required to be delivered pursuant to any Operative Document by the Lessee or any Affiliate of the Lessee;

               (7) to the extent permitted by Applicable Law, any offer, issue, sale, purchase or delivery of any interest in the Trust (including the Certificates) or the Notes, or any similar interest or in any way resulting from or arising out of the Trust Agreement and, the Trust authorized by the Lessee (including the initial syndication of the Notes and Certificates) consummated after the Documentation Date, but not the resale thereof by any Participant or any transferee of any Certificate, any Note or any interest therein (including Claims arising under or resulting from applicable Federal, state or foreign securities laws or common law);



                                       76
                                                         Participation Agreement

               (8) the imposition of any Lien on any of the Sites (other than Permitted Liens or Lessor Liens) or the enforcement of any agreement, restriction or legal requirement affecting any of the Sites;

               (9) a disposition of the Sites or any part thereof in connection with a termination of the Master Lease pursuant to Sections 11 or 16 of the Master Lease;

               (10) subject to the accuracy of any Participant's representation set forth in Section b(a)(vi)(a), as to such Participant, the transactions contemplated by the Master Lease or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code; or

               (11) the presence, Release or threat of Release into the environment of any Hazardous Substances; the presence on or under any Sites of any Hazardous Substances, or any Releases, threats of Release or discharges of any Hazardous Substances on, under or from any Sites, irrespective of when such presence, Release, threat of Release or discharge of Hazardous Substances occurred or originated; any activity carried on or undertaken on or off any Sites in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substances (including, without limitation, from any corrective action plan and the development and implementation thereof); any residual contamination on, under or from any Sites and affecting any natural resources or any property of others; in any and all such circumstances irrespective of whether any of such activities were undertaken in accordance with Applicable Law, or whether claims with respect thereto are made pursuant to Environmental Law.

DURING THE LEASE TERM OF ANY SITES, THE LESSEE AGREES THAT NEITHER THE CERTIFICATE HOLDERS, THE TRUST, NOR THE TRUSTEE (INCLUDING WILMINGTON TRUST COMPANY, INDIVIDUALLY) SHALL BE LIABLE TO THE LESSEE FOR ANY CLAIM CAUSED DIRECTLY OR INDIRECTLY BY THE INADEQUACY OF SUCH SITES OR ANY PART THEREOF FOR ANY PURPOSE OR ANY DEFICIENCY OR DEFECT THEREIN OR ANY FAILURE OF TITLE WITH RESPECT THERETO (OTHER THAN BY VIRTUE OF LESSOR LIENS OR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE CERTIFICATE HOLDERS OR THE TRUSTEE) OR THE USE OR MAINTENANCE THEREOF OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF OR ANY LOSS OF BUSINESS, ALL OF WHICH SHALL BE THE RISK AND RESPONSIBILITY OF THE LESSEE.



                                       77
                                                         Participation Agreement

         (b) SURVIVAL. Unless otherwise expressly provided in the Operative Documents, the obligations, agreements, rights and liabilities of the Lessee, the Trustee and each Indemnified Person arising under this Section shall continue in full force and effect, notwithstanding the expiration or other termination of the Master Lease or this Participation Agreement. Until all obligations arising under the Operative Documents have been met, all liabilities arising under this Section 14 shall be enforceable by the Lessee, the Trustee and each Indemnified Person and their successors, assigns and agents.

         (c) CERTAIN EXCEPTIONS. Notwithstanding the foregoing, the Lessee shall not assume liability for or indemnify, defend, protect, save and keep harmless pursuant to Section 14(a) hereof (i) any Indemnified Person from and against any Claims to the extent arising out of any act, occurrence or omission (other than (x) an act or omission of, or an occurrence caused by, or attributable to, the Lessee or (y) for any Site, if the Lessee shall duly exercise and consummate the Sale Option with respect to such Site, occurring during or attributable to any period ending on or before the consummation of such Sale Option) on, under, in or from any Site after the Return Date with respect to such Site; (ii) any Indemnified Person for any Claim that is a Tax or a loss of Tax benefits or the costs and expenses of contesting any Tax or loss of tax benefits, except to provide indemnification under this Section 14 on an After-Tax Basis; (iii) any Indemnified Person for any Claim to the extent it results from any failure on the part of such Indemnified Person to comply with any representation, warranty, agreement or covenant of such Indemnified Person in favor of the Lessee in any Operative Document unless such failure to comply resulted in whole or in part from any default by the Lessee under any Operative Document; provided, however, that the failure of any Indemnified Person to comply with any such representation, warranty, agreement or covenant shall not affect the rights of any other Indemnified Person hereunder; (iv) any Indemnified Person for any Claim to the extent resulting from acts which would constitute the willful misconduct or gross negligence of such Indemnified Person or a related Indemnified Person; (it being agreed that for purposes of this clause (iv) the Trustee shall be deemed a related Indemnified Person of the Certificate Holders only to the extent it acts on the written instructions of the Certificate Holders) provided: (A) negligence or gross negligence or willful misconduct will not be imputed to such Indemnified Person, the Certificate Holders or any related Indemnified Person solely as a result of the Trustee's ownership of Sites; (B) the willful misconduct or gross negligence of an Indemnified Person shall not affect the rights of any other Indemnified Person hereunder; and (C) with respect to the Trustee, it shall not constitute willful misconduct or gross negligence of Wilmington Trust Company to rely on the written instructions of the Certificate Holders; (v) a transfer of any Note or any interest therein by any Lender or any Certificate or any interest in the Trust by Certificate Holders or Trustee (other than to Lessee or an Affiliate of Lessee or as the result of or during a Lease Event of Default or an Event of Loss); or (vi) any Claim to the extent resulting from the imposition of any Lessor Lien.

         The indemnities set forth in this Section shall not constitute a guarantee, representation or warranty to any Indemnified Person of or as to the value or useful life of any Site.

         (d) CLAIMS PROCEDURE. An Indemnified Person shall, after obtaining actual knowledge thereof, promptly notify Lessee of any Claim as to which indemnification is sought (unless



                                       78
                                                         Participation Agreement

Lessee theretofore has notified such Indemnified Person of such Claim, which notice shall specify the basis for the Claim, the other parties, if any, involved in the Claim, the amount of the Claim and the status of any legal proceedings with respect to the Claim and shall have attached thereto any and all documents relating to the Claim, including copies of any legal pleadings received by the Indemnified Party in connection with the Claim); provided, however, that the failure to give such notice shall not release Lessee from any of its obligations under this Section 14, except to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person is shown to increase the amount of the payment that is required to be made by the Lessee in connection with such Claim from the amount of the payment that would have been payable if the failure to give notice had not occurred. Subject to the following paragraph, Lessee agrees to defend such Claim and shall at its sole cost and expense be entitled to defend such Claim and to control, and shall assume full responsibility for, the defense of such Claim; provided, however, that Lessee shall keep the Indemnified Person that is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person reasonably requests; and provided, further, that in the event Lessee fails to defend such Claim, Lessee shall pay the reasonable costs and expenses (including reasonable legal fees and expenses) of the Indemnified Person in defending such Claim. Where the Lessee is obligated hereunder to pay the expenses of an Indemnified Person or Indemnified Persons, the Lessee shall not be liable for the fees and expenses of more than one counsel in each relevant jurisdiction for each of (A) the Certificate Holders, (B) the Trustee,
(c) the Agent, and (D) the Lenders as a group.

         Notwithstanding any of the foregoing to the contrary, Lessee shall not be entitled to control and assume responsibility for the defense of such Claim if (1) a Lease Default or Lease Event of Default exists, and the Indemnified Person notifies Lessee that it is no longer permitted to control the defense of such Claim, (2) such proceeding involves any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Permitted
Lien) on, any Site, (3) the amounts involved, in the good faith opinion of such Indemnified Person, are likely to have a materially adverse effect on the business of such Indemnified Person other than the ownership, leasing and financing of the Sites, (4) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding or
(5) such Claim or liability involves the possibility of criminal actions or liability to such Indemnified Person. In the circumstances described in clauses
(1) through (5), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such Claim or liability at the expense of Lessee and in such event shall conduct such defense in good faith and by appropriate proceedings. However, the circumstances described in clauses (3) and
(4), Lessee shall be entitled, at its sole expense, to participate in, but not control, such defense and employ separate counsel in connection with its participation in such proceedings. In addition, any Indemnified Person, at its own expense, may (A) participate in any proceeding controlled by Lessee pursuant to this Section 14(d) and (B) employ separate counsel. Lessee may in any event participate in all such proceedings at its own cost. Nothing contained in this
Section 14(d) shall be deemed to require an Indemnified Person



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                                                         Participation Agreement
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to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

         (e) SUBROGATION. If a Claim indemnified by Lessee under this Section 14 is paid in full by Lessee and/or an insurer under a policy of insurance maintained by Lessee, or if payment of the Claim has otherwise been provided for in full in a manner reasonably satisfactory to the Indemnified Person, Lessee and/or such insurer, as the case may be, shall be subrogated to the extent of such payment (or provision) to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid (or provided for) with respect to the act or event giving rise to such Claim. So long as no Payment Default and no Lease Event of Default exists, if an Indemnified Person receives any refund, in whole or in part, with respect to any Claim paid by Lessee hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount Lessee or any of its insurers has paid in respect of such Claim paid or payable by such Indemnified Person on account of such refund) to Lessee; provided, however, if any Payment Default or Lease Event of Default exists, any such refund shall be retained by, or the Indemnified Person shall pay the refund over to, the Lessor to be held and applied against amounts payable by the Lessee hereunder and under the other Operative Documents.

         (f) INSURED CLAIMS. In the case of any Claim indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by or for the benefit of the Lessee, each Indemnified Person agrees to cooperate, at the expense of the Lessee, with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim (but the failure of any Indemnified Person to do so shall not relieve the Lessee of its obligation to indemnify such Indemnified Person except to the extent that the Lessee or its insurer is materially prejudiced as a result of such failure).

         (g) WAIVER OF CERTAIN CLAIMS. To the extent permitted by Applicable Law, Lessee hereby waives and releases any Claim now or hereafter existing against any Indemnified Person arising out of death or personal injury to personnel of Lessee (including its directors, officers, employees, agents and servants), loss or damage to property of Lessee or its Affiliates, of the loss of use of any property of Lessee or its Affiliates, which may result from or arise out of the condition, use or operation of the Sites during the Lease Term and the Renewal Term, if any, including, without limitation, any latent or patent defect whether or not discoverable.

         (h) CONSENT. Unless a Lease Event of Default exists, the Lessee shall not be liable hereunder for any settlement of any loss, claim, damage, liability or action effected without its prior consent.

         (i) CONSTRUCTION PERIOD. Notwithstanding the foregoing, during the Construction Period, (i) with respect to any Claims that arise with respect to the Construction Portion of a Site, the Lessor, in lieu of the Lessee, shall indemnify all Participant Indemnitees under this Section 14, to the same extent that the Lessee is obligated to so indemnify such parties absent the provisions of this subsection (i). Any indemnification by the Lessor shall be subject to all of the



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provisions of this Section 14 to the same extent as applicable to indemnification by the Lessee under this Section 14.

SECTION 14. TRANSACTION EXPENSES.

         The Lessee agrees, for the benefit of the Lessor, the Certificate Holders and the Lenders, that:

         (a) TRANSACTION EXPENSES.

                           (1) The Lessee shall pay, or cause to be paid, from
                  time to time all Transaction Expenses in respect of the transactions on the Documentation Date, each Site Acquisition Date and each Funding Date; provided, however, that if the Lessee has not received written invoices therefor at least five (5) Business Days prior to a particular date, such Transaction Expenses shall be paid within thirty (30) days after the Lessee has received written invoices therefor. Transaction Expenses may, subject to the conditions hereof (including without limitation the last sentence of Section 3(a)(1)), be paid with the proceeds of an Advance in accordance with the Construction Budget.

                           (2) The Lessee shall pay or cause to be paid all
                  Transaction Expenses incurred by the Agent, the Lessor, any Lender or any Certificate Holder and, in the case of clause
                  (iv) below, incurred by any of the other parties to this Agreement, (i) in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, (ii) giving or withholding of waivers or consents, pursuant to any Operative Document, in each case which have been requested by or approved by the Lessee, (iii) in connection with any purchase of the Property by the Lessee or other Person pursuant to Section 6 of the Master Lease and
                  (iv) in respect of enforcement of any of their rights or remedies against the Lessee or any other Affiliate of the Lessee in respect of the Operative Documents.

         (b) BROKERS' FEES AND STAMP TAXES. The Lessee shall pay or cause to be paid any brokers' fees (other than brokers' fees that are payable solely as a result of any Participant's breach of the representation set forth in Section 6(a)(vii)) and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

         (c) LOAN AGREEMENT AND RELATED OBLIGATIONS. Except as provided in
Section 15(a)(1), the Lessee shall pay, before the delinquency date thereof, all costs, expenses and other amounts (other than principal and interest on the Loans which are payable to the extent otherwise required by the Operative Documents) required to be paid by the Lessor under the Loan Agreement, the Lender Mortgage, the Assignment of Leases and Rents and the Construction Agency Agreement

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Assignment provided, however, that during the Construction Period, any such amounts shall be payable with respect to the Construction Portion of the Site by Lessor out of the proceeds of Advances requested pursuant to a Funding Request.

SECTION 15. CONSENT TO JURISDICTION.

         (a) CHOICE OF LAW. THE OPERATIVE DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         (b) CONSENT TO JURISDICTION. THE PARTIES TO THE OPERATIVE DOCUMENTS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND SUCH PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, ANY LENDER OR ANY CERTIFICATE HOLDER TO BRING PROCEEDINGS AGAINST THE LESSEE OR THE CONSTRUCTION AGENT IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE LESSEE OR THE CONSTRUCTION AGENT AGAINST THE AGENT, ANY LENDER OR ANY CERTIFICATE HOLDER OR ANY AFFILIATE OF THE AGENT, ANY LENDER OR ANY CERTIFICATE HOLDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY OPERATIVE DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         (c) WAIVER OF JURY TRIAL. THE PARTIES TO THE OPERATIVE DOCUMENTS HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY OPERATIVE DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

         (d) SERVICE OF PROCESS. Each of the Lessee, the Construction Agent and the Parent Guarantor hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Illinois may be made upon CT Corporation System (the


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                                                         Participation Agreement

"PROCESS AGENT"), presently located at 208 South LaSalle Street, Chicago, Illinois 60604 and each of the Lessee, the Construction Agent and the Parent Guarantor hereby irrevocably appoints the Process Agent its true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to the Lessee, the Construction Agent or the Parent Guarantor, as the case may be, shall not impair or affect the validity of such service or of any proceeding. Each of the Lessee, the Construction Agent and the Parent Guarantor hereby further irrevocably consents to the service of process in any such suit, action or proceeding in said courts by the transmitting thereof by the Agent, the Lenders or the Certificate Holders or their respective assignees by facsimile, telex or telegram, to the Lessee, the Construction Agent or the Parent Guarantor, as the case may be, addressed as provided herein if such process is actually received by such party. Nothing herein shall in any way be deemed to limit the ability of the Agent, the Lenders or the Certificate Holders or their respective assignees to serve any such writs, process or summonses in any manner permitted by applicable law or to obtain jurisdiction over the Lessee, the Construction Agent or the Parent Guarantor, as the case may be, in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Lessee, the Construction Agent and the Parent Guarantor agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by any suit on the judgment or in any other manner provided by applicable law. Each of the Lessee, the Construction Agent and the Parent Guarantor agrees to pay, as and when due, all fees and costs of the Process Agent from time to time.

SECTION 16. LIMITATIONS OF LIABILITY OF TRUSTEE.

         It is expressly understood and agreed by and among the parties hereto that, except as otherwise expressly provided herein or therein, each of this Participation Agreement and the other Operative Documents is executed by Wilmington Trust Company, not individually or personally but solely as Trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such Trustee, that each and all of the representations, undertakings and agreements herein or therein made on the part of the Trustee or the Trust are intended not as personal representations, undertakings and agreements by Wilmington Trust Company, or for the purpose or with the intention of binding Wilmington Trust Company, personally, but are made and intended for the purpose of binding only the Trust Estate, that nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of Wilmington Trust Company, to perform any covenant either express or implied contained herein or in the other Operative Documents to which the Trustee or the Trust is a party, and that so far as Wilmington Trust Company is concerned, any Person shall look solely to the Trust Estate for the performance of any obligation hereunder or thereunder or under any of the instruments referred to herein or therein; provided, however, that nothing contained in this Section shall be construed to limit in scope or substance the general corporate liability of Wilmington Trust Company, expressly provided (i) to the Certificate Holders under the Trust Agreement, (ii) in respect of those representations, warranties, agreements and covenants of Wilmington Trust Company expressly set forth in Section 7(a) hereof or in any Operative Document to which it is a party or (iii) pursuant to the Trust Agreement, for the gross


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negligence or willful misconduct of Wilmington Trust Company or to exercise the same degree of care and skill as is customarily exercised by similar institutions in the receipt and disbursement of moneys under similar circumstances.

SECTION 17. LIMITATION OF LIABILITY OF CERTIFICATE HOLDERS.

         The Certificate Holders shall not have any obligation or duty to Trustee, the Lessee, Wilmington Trust Company or to others with respect to the transactions contemplated hereby, or for any loss arising under the Operative Documents in respect of a Title Defect, except those obligations or duties of Certificate Holders expressly set forth in this Participation Agreement and the other Operative Documents and the Certificate Holders shall not be liable for performance by any other party of such other party's obligations or duties hereunder or thereunder. Without limiting the generality of the foregoing, under no circumstances whatsoever shall the Certificate Holders be liable for any action or inaction on the part of Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by the willful misconduct or gross negligence of Trustee, unless such action or inaction is taken upon the written instructions of the Certificate Holders or in violation of the covenants of the Certificate Holders in the Operative Documents.

SECTION 18. NOTICES.

         All communications, demands, notices, requests and consents provided for herein shall be given in writing (either by mail, reputable overnight courier, personal delivery or by confirmed telecopy) and shall become effective, if given by personal delivery or when given by telecopy, when receipt by the addressee machine is confirmed, if given by overnight courier, on the Business Day for which delivery by such courier is scheduled, all fees therefor prepaid, and if given by mail, five (5) days after deposit in the United States mail, with proper postage for first-class mail prepaid, addressed: (i) if to the Certificate Holders, at their respective Designated Offices set forth on
Schedule 2; (ii) if to the Lessor or the Trustee, at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, telecopier number (302) 651-8882 Attention: Corporate Trust Administration;
(iii) if to the Lessee, at 12404 Park Central Drive, Dallas, TX 75251, telecopier number 972-340-6100 Attention: Treasurer; with a copy to Attention:
General Counsel, telecopier number 972-340-6085; or (iv) if to the Agent or the Lenders at their respective Designated Offices set forth on Schedule 2, or at such other address as any party hereto may from time to time designate by notice duly given in accordance with the provisions of this Section to the other parties hereto. Lessor hereby directs all parties to send copies of all communications, demands, notices and consents referred to above to R.V.I. America Insurance Company, 177 Broad Street, Ninth Floor, Stamford, Connecticut 06901, Attention Tom Cox, Executive Vice President, or at such other address as such Person may from time to time designate by written notice.


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                                                         Participation Agreement

SECTION 19. SURVIVAL OF REPRESENTATIONS; BINDING EFFECT.

         All agreements, representations and warranties contained in this Participation Agreement, or in any agreement, document or certificate delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Participation Agreement and the expiration or other termination of this Participation Agreement and shall be considered relied upon by each other party hereto regardless of any knowledge or investigation made by or on behalf of any such party. All agreements, representations and warranties in this Participation Agreement shall bind the party making the same and its successors and permitted assigns and shall inure to the benefit of each party for whom made and all their respective successors and permitted assigns and all Indemnified Persons.

SECTION 20. THE AGENT.

         (a) APPOINTMENT; NATURE OF RELATIONSHIP. The Agent is hereby appointed by each of the Participants as its contractual representative hereunder and under each other Operative Document, and each of the Participants irrevocably authorizes the Agent to act as the contractual representative of such Participant with the rights and duties expressly set forth herein and in the other Operative Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Section 21. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Participant by reason of this Participation Agreement or any other Operative Document and that the Agent is merely acting as the contractual representative of the Participants with only those duties as are expressly set forth in this Participation Agreement and the other Operative Documents. In its capacity as the Participants' contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Participants, (ii) is a "representative" of the Participants within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Participation Agreement and the other Operative Documents. Each of the Participants hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Participant hereby waives.

         (b) POWERS. The Agent shall have and may exercise such powers under the Operative Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Participants, or any obligation to the Participants to take any action thereunder except any action specifically provided by the Operative Documents to be taken by the Agent.

         (c) GENERAL IMMUNITY. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Lessee, the Lessor, the Participants or any Participant for any action taken or omitted to be taken by it or them hereunder or under any other Operative Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have


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                                                         Participation Agreement
arisen from the gross negligence (or negligence in the case of the handling and transfer of funds) or willful misconduct of such Person.

         (d) NO RESPONSIBILITY FOR RECITALS, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Operative Document or any advances thereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Operative Document, including, without limitation, any agreement by an obligor to furnish information directly to each Participant; (c) the satisfaction of any condition specified in Section 9, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Operative Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Lessee or any guarantor of any of the Obligations or of any of the Lessee's or any such guarantor's respective Subsidiaries. The Agent shall have no duty to disclose to the Participants information that is not required to be furnished by the Lessee to the Agent at such time, but is voluntarily furnished by the Lessee to the Agent (either in its capacity as Agent or in its individual capacity).

         (e) ACTION ON INSTRUCTIONS OF PARTICIPANTS. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Operative Document in accordance with written instructions signed by the Required Participants, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Participants. The Participants hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Participation Agreement or any other Operative Document unless it shall be requested in writing to do so by the Required Participants. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Operative Document unless it shall first be indemnified to its satisfaction by the Participants pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         (f) EMPLOYMENT OF AGENTS AND COUNSEL. The Agent may execute any of its duties as Agent hereunder and under any other Operative Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Participants, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Participants and all matters pertaining to the Agent's duties hereunder and under any other Operative Document.

         (g) RELIANCE ON DOCUMENTS; COUNSEL. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.


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                                                         Participation Agreement

         (h) AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Participants agree to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Lessee for which the Agent is entitled to reimbursement by the Lessee under the Operative Documents, (ii) for any other expenses incurred by the Agent on behalf of the Participants, in connection with the preparation, execution, delivery, administration and enforcement of the Operative Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Participant or between two or more of the Participants) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Operative Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Participant or between two or more of the Participants), or the enforcement of any of the terms of the Operative Documents or of any such other documents, provided that no Participant shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence (or negligence in the case of the handling of funds) or willful misconduct of the Agent. The obligations of the Participants under this Section 21(h) shall survive payment of the Obligations and termination of this Participation Agreement.

         (i) NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice from a Participant or the Lessee referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Participants.

         (j) RIGHTS AS A PARTICIPANT. In the event the Agent is a Participant, the Agent shall have the same rights and powers hereunder and under any other Operative Document with respect to its Commitment and its Loans as any Participant and may exercise the same as though it were not the Agent, and the term "Participant" or "Participants" shall, at any time when the Agent is a Participant, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Participation Agreement or any other Operative Document, with the Lessee, the Parent Guarantor or any of its Subsidiaries in which the Lessee, the Parent Guarantor or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Participant.

         (k) PARTICIPANT CREDIT DECISION. Each Participant acknowledges that it has, independently and without reliance upon the Agent, the Arranger or any other Participant and based on the financial statements prepared by the Lessee and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into


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


this Participation Agreement and the other Operative Documents. Each Participant also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or any other Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Participation Agreement and the other Operative Documents.

         (l) SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Participants and the Lessee, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Participants, such removal to be effective on the date specified by the Required Participants. Upon any such resignation or removal, the Required Participants shall have the right to appoint, on behalf of the Lessee and the Participants, a successor Agent. If no successor Agent shall have been so appointed by the Required Participants within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Lessee and the Participants, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Lessee or any Participant, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Participants may perform all the duties of the Agent hereunder and the Lessee shall make all payments in respect of the Obligations to the applicable Participant and for all other purposes shall deal directly with the Participants. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Operative Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this
Section 21 shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Operative Documents.

         (m) AGENT'S FEE. The Lessee agrees to pay to the Agent, for its own account, the fees agreed to by the Lessee and the Agent pursuant to the Fee Letter and the Agent's reasonable fees, costs and expenses for the performance of Agent's obligations hereunder.

         (n) DELEGATION TO AFFILIATES. The Lessee and the Participants agree that the Agent may delegate any of its duties under this Participation Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Section 13 and 14.


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                                                         Participation Agreement

         (o) EXECUTION OF COLLATERAL DOCUMENTS. The Participants hereby empower and authorize the Agent to execute and deliver to the Lessee on their behalf any financing statements and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Operative Documents.

         (p) COLLATERAL RELEASES. The Participants hereby empower and authorize the Agent to execute and deliver to the Lessee on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Operative Document or which shall otherwise have been approved by the Required Participants (or, if required by the terms of Section 22(c), all of the Participants) in writing.

SECTION 21. MISCELLANEOUS.

         (a) COUNTERPART EXECUTION. This Participation Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (b) AMENDMENTS, SUPPLEMENTS, WAIVERS. Neither this Participation Agreement nor any other Operative Document nor any of the terms hereof or thereof may be amended, supplemented, waived or modified orally, or terminated in any manner whatsoever except by written instrument signed by the Lessee (if such action adversely affects the Lessee), the Agent, two-thirds (by Loan Balance) of the Lenders, two-thirds (by Equity Amount) of the Certificate Holders (if such action adversely affects the Certificate Holders) and the Trustee (if such action adversely affects the Trustee) and Wilmington Trust Company (if such action adversely affects Wilmington Trust Company), with notice to or the consent of any insurer which issued a residual value insurance policy relating to the Site or Sites affected thereby, as required by such residual value insurance policy; provided, however, that the following actions may not be taken without the consent of the applicable party:

                           (1) any action which will modify the timing or amount
                  of any payment to such party;

                           (2) any action which requires the consent of such
                  party in its sole discretion if such party has not provided its consent (including, without limitation, consents under the provisions of Section 9(c)(9) and Section 13(g) above);

                           (3) any action which will modify any of the
                  provisions of this Section 22(b), change the definition of "Required Participants" or modify or waive any provision of any Operative Document requiring action by any of the foregoing, or release any collateral (except as otherwise specifically provided in any Operative Document);



                                       89
                                                         Participation Agreement

                           (4) any action which will reduce, modify, amend or
                  waive any indemnities in favor of any Participant, the Agent or the Trustee;

                           (5) modify, amend, waive or supplement any of the
                  provisions of Sections 11, 12, 14, 15 or 16 of the Master
                  Lease;

                           (6) consent to any assignment of the Master Lease or
                  other Operative Document releasing the Lessee from its obligations thereunder or changing the absolute and unconditional character of such obligations; or

                           (7) permit the creation of any Lien on any of the
                  Sites or any part thereof except as contemplated by the Operative Documents, or deprive any Participant of the benefit of the security interest and Lien encumbering any of the Sites or a part thereof.

         (c) HEADINGS. The headings of the sections and paragraphs of this Participation Agreement and the table of contents have been inserted for convenience of reference only and shall not affect the construction or interpretation of this Participation Agreement.

         (d) BUSINESS DAY. If the date on which any payment is to be made pursuant to this Participation Agreement or any other Operative Document is not a Business Day, then (except as otherwise expressly provided herein of in any other applicable Operative Document) the payment otherwise payable on such date shall be payable on the next succeeding Business Day, and, except as may otherwise be required by the Master Lease, without any additional amount accruing with respect thereto, with the same force and effect as if made on the date when such payment is due.

         (e) REPRODUCTION OF DOCUMENTS. This Participation Agreement, all documents constituting exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation, (a) consents, waivers, amendments and modifications that may hereafter be executed, (b) documents received by Certificate Holders in connection with Trustee's purchase of the Sites, and (c) financial statements, certificates, and other information previously or hereafter furnished to Certificate Holders or Trustee may be reproduced by the party receiving the same by any photographic, photostatic, microfilm or other similar process. Each party hereto agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by Applicable Law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

         (f) OPINIONS. The parties to this Participation Agreement hereby acknowledge that they have irrevocably instructed their respective counsel to deliver to and for the benefit of the addressees thereof, the opinions of such counsel referred to in and required by Section 9 and Section 13(f) of this Participation Agreement.


                                       90
                                                         Participation Agreement

         (g) ENFORCEMENT. Any provision of this Participation Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         (h) ENTIRE AGREEMENT. This Participation Agreement, together with the other Operative Documents, represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior understandings.

         (i) CONFIDENTIALITY. The Agent and the Lessee each agree that the existence of the Operative Documents (other than the Operative Documents which are intended by the parties to be filed of record) and the terms and conditions hereof are confidential and may not be disclosed by either party (the "DISCLOSING PARTY") to any third party (expressly excluding the Participants prospective assignees or participants of Participants, the Trustee and any other party to any of the Operative Documents), without the other party's prior written consent, except to the extent that such disclosure (i) is required by Applicable Law, any Governmental Authority or any Governmental Action, (ii) was or becomes generally available to the public other than as a result of a disclosure by the Disclosing Party, (iii) is made in connection with the services to be provided by the Agent pursuant to the Operative Documents, or
(iv) is made on a confidential basis to either party's Subsidiaries and Affiliates and its and their respective attorneys, accountants, consultants and tax or other advisors (collectively, "RELATED PARTIES") on a need-to-know basis.

         (j) PRESERVATION OF RIGHTS. No delay or omission of the Participants or the Agent to exercise any right under the Operative Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of an Advance notwithstanding the existence of an Event of Default or the inability of the Lessee to satisfy the conditions precedent to such Advance shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Operative Documents whatsoever shall be valid unless in writing signed by the Participants required pursuant to Section 22(c), and then only to the extent in such writing specifically set forth. Except as required by Applicable Law all remedies contained in the Operative Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Participants until the Obligations have been paid in full.

                Lessor and Agent hereby acknowledge and agree that during any period prior to expiration of the Lease when no Construction Agency Agreement Event of Default and no Lease Event of Default has occurred and is continuing, Lessee shall have the right (at no cost to the Lessor or the Agent) to enforce against ARCO any of the rights that were assigned by Lessee to Lessor pursuant the Purchase of Assets Agreement Assignment. The Lessee will promptly provide notice to Lessor and Agent of any such actions from time to time. Upon (i)


                                       91
                                                         Participation Agreement
the occurrence of a Construction Agency Agreement Event of Default, (ii) the occurrence of a Lease Event of Default, or (iii) the expiration or termination of the Lease, the Lessee will execute and deliver, or cause to be executed and delivered, to the Lessor and the Agent such documents as the Lessor or the Agent shall reasonably request to permit the Lessor and the Agent to pursue any such rights against ARCO.


                                       92
                                                         Participation Agreement

         IN WITNESS WHEREOF, the parties hereto have each caused this Participation Agreement to be duly executed by their respective officers hereunto duly authorized as of the date first above written.



                                      PSC MANAGEMENT LIMITED PARTNERSHIP,
                                      A TEXAS LIMITED PARTNERSHIP, as Lessee,
                                      Construction Agent and Guarantor

                                      By:  PSC GP Corporation, a Delaware
                                           corporation, its sole general partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                      PEROT SYSTEMS CORPORATION, a Delaware
                                      corporation, as Parent Guarantor


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      PEROT SYSTEMS BUSINESS TRUST NO. 2000-1, a
                                      Delaware business trust, as Lessor and
                                      Trustee


                                      By:  Wilmington Trust Company, not in its
                                           individual capacity, but solely as
                                           trustee of Perot Systems Business
                                           Trust No. 2000-1


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:    Authorized Officer
                                                 -------------------------------


                                                         Participation Agreement

                                      WILMINGTON TRUST COMPANY, a Delaware
                                      banking corporation, in its individual
                                      capacity

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:       Authorized Officer
                                            ------------------------------------


                                      BANK ONE, NA
                                      as a Lender and as Agent for the Lenders


                                      By:
                                         ---------------------------------------
                                                   Gina A. Norris
                                                   Managing Director


                                      BANC ONE LEASING SERVICES CORP.,
                                      as a Certificate Holder

                                      By:
                                         ---------------------------------------
                                                   William S. Lacy
                                                   President


                                      SUNTRUST BANK, as a Lender and as a
                                      Certificate Holder


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      WELLS FARGO BANK TEXAS, NATIONAL
                                      ASSOCIATION, as a Lender and as a
                                      Certificate Holder

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                      BANK OF TEXAS, N.A., as a Lender

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                                         Participation Agreement

                                                                   SCHEDULE 1 TO
                                                         PARTICIPATION AGREEMENT



                           COMMITMENTS OF PARTICIPANTS

                                                                 COMMITMENT
PARTICIPANT                                  COMMITMENTS         PERCENTAGE
-----------                                  -----------         ----------
Lenders:                                 Loan Commitments

(Tranche A and Tranche B)
Bank One, NA                                $    33,950,000        37.722222%
Wells Fargo Bank Texas, NA                  $    24,025,000        26.694444%
Suntrust Bank                               $    14,325,000        15.916667%
Bank of Texas, N.A.                         $    15,000,000        16.666667%
                                         ------------------   --------------
Total Loans                                 $    87,300,000        97.000000%

Certificate Holders:                     Equity Commitments

Banc One Leasing Services Corp.             $     1,050,000         1.166667%
Wells Fargo Bank Texas, N.A.                $       975,000         1.083333%
Suntrust Bank                               $       675,000         0.750000%
                                         ------------------   --------------
Total Certificates                          $     2,700,000         3.000000%

TOTAL                                       $    90,000,000       100.000000%


                                     1 - 1
                                                         Participation Agreement

                                                                   SCHEDULE 2 TO
                                                         PARTICIPATION AGREEMENT

                    NOTICE ADDRESSES AND PAYMENT INSTRUCTIONS

         1.       THE LESSOR AND THE TRUST

                  (A) All payments on account of the Lessor and the Trust shall be made by wire transfer of immediately available funds to the following Payment Office:

                      Wilmington Trust Company
                      1100 North Market Street
                      Wilmington, Delaware 19890
                      ABA No.  031100092
                      Account Name:    Perot Systems Business Trust No. 2000-1
                      Account Number:  51916-0
                      Attention:  Corporate Trust Administration
                      Telephone:  (302) 651-1000
                      Facsimile:  (302) 427-4745

         with sufficient information to identify the source and application of funds. In addition, a confirmation of each payment shall be sent concurrently with such payment to the address stated in paragraph (B) below.

                  (B) The Designated Office of the Lessor and the Trust is:

                      Wilmington Trust Company
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware 19890
                      Attention:  Corporate Trust Administration Department

         2.       BANC ONE LEASING SERVICES CORP. AS CERTIFICATE HOLDER

                  (A) All payments on account of Banc One Leasing Services Corp. shall be made by wire transfer of immediately available funds to the following Payment Offices:

                      Bank One, NA
                      Chicago, Illinois
                      ABA # : 071-000-013
                      Account #: 4811 5286 0000
                      Account of: ___________
                      Reference:  Perot Systems Corporation
                      Attention:  Latonya Driver


                                     2 - 1
                                                         Participation Agreement
         with sufficient information to identify the source and application of funds. In addition, a confirmation of each payment shall be sent concurrently to the address stated in Section 19 of the Participation Agreement.

                  (B) The Designated Office of Banc One Leasing Services Corp.
         is:

                      1 Bank One Plaza
                      Mail Suite IL1-0088
                      Chicago, Illinois 60670

         3.       SUNTRUST BANK, AS CERTIFICATE HOLDER AND AS LENDER

                  (A) All payments on account of SunTrust Bank. shall be made by wire transfer of immediately available funds to the following Payment
         Offices:

                      SunTrust Bank
                      ABA#:  061000104
                      Account #:   90088000112
                      Account of:  General Wire Clearing
                      Reference:
                                   ---------------------
                      Attention:
                                   ---------------------

         with sufficient information to identify the source and application of funds. In addition, a confirmation of each payment shall be sent concurrently to the address stated in Section 19 of the Participation Agreement.

                  (B) The Designated Office of SunTrust Bank:


                      ------------------------------------

                      ------------------------------------

                      ------------------------------------


         4.       WELLS FARGO BANK TEXAS, N.A. AS CERTIFICATE HOLDER AND AS
LENDER

                  (A) All payments on account of Wells Fargo Bank, Texas, N.A. shall be made by wire transfer of immediately available funds to the following Payment Offices:

                           Wells Fargo Bank
                           ABA#:  121000248
                           Account #:  2712-507201
                           Account of:  Commercial Loan Services
                           Reference:   Perot Systems Corp.
                           Attention:  Virginia Davis


                                     2 - 2
                                                         Participation Agreement
         with sufficient information to identify the source and application of funds. In addition, a confirmation of each payment shall be sent concurrently to the address stated in Section 19 of the Participation Agreement.

                  (B) The Designated Office of Wells Fargo Bank Texas, N.A.:

                      Wells Fargo Bank
                      1445 Ross Avenue, 3rd Floor
                      Dallas, Texas  75202

         5.       BANK ONE, NA, AS AGENT AND LENDER

                  (A) All payments on account of Bank One, NA, as Agent for the Lenders shall be made by wire transfer of immediately available funds to the following Payment Office:

                      Bank One, NA
                      Chicago, Illinois
                      ABA #: 021-000-018
                      Account #: ____________
                      Account of: ____________
                      Reference: ____________
                      Attention: ____________

         with sufficient information to identify the source and application of funds. In addition, a confirmation of each payment shall be sent concurrently to the address stated in Section 19 of the Participation Agreement.

                  (B) The Designated Office of Bank One, NA, as Agent for the Lenders is:

                      1 Bank One Plaza
                      Mail Suite IL1-0088
                      Chicago, Illinois 60670

         6.       BANK OF TEXAS, N.A., AS LENDER

                  (A) All payments on account of Bank of Texas, N.A., as Lender shall be made by wire transfer of immediately available funds to the following Payment Office:

                      Bank of Texas, N.A.
                      ABA #:   11014325
                      Account #:   5289300
                      Account of: Perot Systems Business Trust No. 2000-1, a
                                  Delaware business trust
                      Attention:  Debi Bellus


                                     2 - 3
                                                         Participation Agreement
         with sufficient information to identify the source and application of funds. In addition, a confirmation of each payment shall be sent concurrently to the address stated in Section 19 of the Participation Agreement.

                  (B) The Designated Office of Bank of Texas, N.A., as Lender is:

                      Bank of Texas, N.A.
                      5956 Sherry Lane
                      Suite 1100
                      Dallas, Texas  75225

         7. Each of the foregoing payment instructions are subject to change from time to time by the applicable recipient (including, without limitation, any applicable assignee), by notice made in accordance with
         Section 19 of the Participation Agreement.


                                     2 - 4
                                                         Participation Agreement

                                    EXHIBIT A

                             Form of Trust Agreement


                                   Ex. A - 1
                                                         Participation Agreement

                                    EXHIBIT B

                              Form of Master Lease



                                   Ex. B - 1
                                                         Participation Agreement

                                   EXHIBIT C

                     Form of Annual No Default Certificate



                                   Ex. C - 1
                                                         Participation Agreement

                                   EXHIBIT D-1

                Form of Opinion of In-House Counsel to the Lessee





                                  Ex. D - 1 - 1
                                                         Participation Agreement

                                   EXHIBIT D-2

                Form of Opinion of Special Counsel to the Lessee



                             INCLUDED IN EXHIBIT D-1




                                  Ex. D - 2 - 1
                                                         Participation Agreement

                                    EXHIBIT E

                Form of Opinion of Special Counsel to Wilmington
                            Trust Company and Trustee



                                   Ex. E - 1
                                                         Participation Agreement

                                   EXHIBIT F-1

                        Form of Opinion of Local Counsel



                                 Ex. F - 1 - 1
                                                         Participation Agreement

                                   EXHIBIT F-2

                       Form of Local Counsel Questionnaire




                                  Ex. F - 2 - 1
                                                         Participation Agreement

                                    EXHIBIT G

                         Form of Completion Certificate

                             COMPLETION CERTIFICATE

         To: _________________________, as Perot Systems Business Trust No. 2000-1, as Lessor

             _________________________, as Agent,

             _________________________, as a Participant,

             _________________________, as a Participant,

                             [list all Participants]

         This Completion Certificate is delivered to you pursuant to Section 10(a) of the Participation Agreement, date as of [____________], 2000 (the "PARTICIPATION AGREEMENT"), among PSC Management Limited Partnership, (the "LESSEE," "CONSTRUCTION AGENT" or "GUARANTOR") as Lessee, Construction Agent and Guarantor, Perot Systems Corporation, as Parent Guarantor, Perot Systems Business Trust No. 2000-1, as Lessor, Wilmington Trust Company, its trustee, the Persons named on Schedule [____] hereto, as Certificate Holders, Bank One, NA, and other such Lenders as may from time to time become parties thereto, as Tranche A Lenders and Tranche B Lenders, and Bank One, NA, as Agent. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

         With respect to the Site that is subject to Lease Supplement No. ___ (the "SUBJECT PROPERTY"), the Construction Agent hereby certifies that:

         (i) The representations and warranties of the Lessee set forth in
         Section 8 of the Participation Agreement and in the other Operative Documents are true and accurate with respect to the Subject Property as of the date hereof (or if stated to have been made as of an earlier date, shall have been true and accurate as of such date).

         (ii) All amounts owing to third parties for the Construction of the Improvements on the Subject Property have been paid in full (other than obligations for work performed but not yet paid that are to be paid in accordance with the last sentence of Section 3(c)(i) of the Participation Agreement which the Lessee has made adequate reserves or other amounts which are being disputed by the Lessee in good faith).

         (iii) No changes or modifications were made to the Plans and Specifications relating to any Identified Project after the related Site Acquisition Date that have had a Material


                                     G - 1
                                                         Participation Agreement
         adverse effect on the value, condition, use or useful life of the Subject Property unless such changes or modifications were made in accordance with the Operative Documents.

         The Construction Agent has caused this Completion Certificate to be executed and delivered this ________ day of _______________, ____.

                                      PSC Management Limited Partnership

                                      By:  PSC GP Corporation,
                                           Its general partner


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                     G - 2
                                                         Participation Agreement

                                    EXHIBIT H

                             Form of Lender Mortgage



                                     H - 1
                                                         Participation Agreement

                                    EXHIBIT I

                             Form of Funding Request

                             FORM OF FUNDING REQUEST


         To:      Perot Systems Business Trust No. 2000-1 as Lessor

                  BANK ONE, NA AS AGENT FOR THE LENDERS

         This Funding Request is delivered to you pursuant to Section 9(b) [and 9(c)] of the Participation Agreement dated as of [__________], 2000 (THE "PARTICIPATION AGREEMENT"), among PSC Management Limited Partnership, a Texas limited partnership (the "LESSEE"), as Lessee, Construction Agent and Guarantor, Perot Systems Corporation, a Delaware Corporation (the "PARENT GUARANTOR"), Perot Systems Business Trust No. 2000-1, as Lessor, Wilmington Trust Company, its trustee, the Persons listed on Schedule [__] thereto, as Certificate Holders, Bank One, NA, and the Lenders as may from time to time become parties thereto, as Tranche A Lenders and Tranche B Lenders, and Bank One, NA, as Agent. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

                  The Lessee hereby notifies you and certifies to you that:

                  (i) The Lessee requests the making of an Advance in the amount of $__________________ on [DATE] (the "PROPOSED FUNDING DATE");

                  (ii) The Proposed Funding Date [will] [will not] also be a Site Acquisition Date;

                  (iii) The Advance will be allocated among the Sites and their respective Land Acquisition Costs and Property Costs as set forth on Schedule A hereto (and pro rata portions of the related Equity Amounts and Loans shall likewise be deemed to be so allocated); and

                  (iv) The interest on the Loans used to fund the Advance requested hereby and Yield shall be based on [the LIBO Rate for a 1 month period] [the Alternate Base Rate]; provided, however, that from the date of funding to the next Scheduled Payment Date, interest on the Loans used to fund the Advance requested hereby and Yield will be based upon the Alternate Base Rate; and provided, further, that during the Commitment Period interest and Yield shall be based upon [the LIBO Rate for a one (1) month period][the Alternate Base Rate].

                  (v) [with respect to each acquisition of a Land Interest (including, without limitation, a Non-Acquired Land Interest), the following information is set forth on Schedule B hereto:
                  (A) a description of the Land Interest to be acquired (the


                                   I - A - 1
                                                         Participation Agreement

                  "SUBJECT PROPERTY"), and whether such Land Interest is a Non-Acquired Land Interest, (B) whether the Site consists of a Land Interest only or a Land Interest and Improved Property,
                  (C) the Seller or Ground Lessor of the Subject Property, and if applicable, the assignee of the Ground Lease, (D) the Land Acquisition Cost for the Subject Property, (E) the Estimated Improvement Costs for the Subject Property, description of the Plans and Specifications for each Identified Project, the Construction Budget for each Identified Project and anticipated disbursement schedule for each Identified Project, and (F) evidence satisfactory to the Agent and the Participants that (x) the portion of the total Commitments of the Participants properly allocable to the Site Improvement Costs of such Site will be sufficient to finance the Construction of such Identified Projects through Completion and (y) such Construction is reasonably capable of being completed in accordance with the applicable Construction Milestones and by the Outside Completion Date, in accordance with the Plans and Specifications.](1)

         In connection with such requested Advance, the Lessee hereby represents and warrants to you as follows:

                  (a) On the Proposed Funding Date, each and every representation and warranty of the Lessee contained in the Participation Agreement (including without limitation Section 8 thereof) and in each of the other Operative Documents are true and accurate in all material respects on and as of the Proposed Funding Date except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date.

                  (b) Each Operative Document to which the Lessee is a party is in full force and effect with respect to the Lessee.

                  (c) On the Proposed Funding Date, no Lease Event of Default or Construction Agency Agreement Event of Default has occurred and is continuing and no Lease Default or Construction Agency Agreement Default of which the Lessee has knowledge and that has not been previously disclosed to the Agent, the Trustee and the Participants has occurred and is continuing under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, under any other Operative Document; provided, however, that the Participants shall not be obligated to fund any Advance if such a Default shall be continuing whether or not the Lessee shall have previously disclosed the existence thereof. No Default or Event of Default under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document, will occur as a result of or after giving effect to, the Advance requested hereby.


----------

(1) Included for Advances in connection with the acquisition of a Land Interest or obtaining a Non-Acquired Land Interest.

                                   I - A - 2
                                                         Participation Agreement

                  (d) After giving effect to the Advance requested hereby, (i) the aggregate outstanding amounts of each of the Loans and Equity Amounts do not exceed the Commitments of the Participants, and (ii) the aggregate outstanding amounts of each of the Loans and Equity Amounts allocable to each Site do not exceed the Commitments of the respective Participants with respect to such Site.

                  (e) All of the conditions precedent set forth in Section 9 of the Participation Agreement applicable to the Advance requested hereby have been either satisfied or waived.

                  (f) The Lessee has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement or in any other Operative Document required to be performed or complied with by it on or prior to the Proposed Funding Date.

         The undersigned hereby certifies that [s]he is a __________________ of the Lessee, and that, as such [s]he is authorized to execute and deliver this Funding Request on behalf of the Lessee

         The Lessee has caused this Funding Request to be executed and delivered by its duly authorized Responsible Employee this ______________________ [TO BE DELIVERED NO LATER THAN 10:00 AM THREE (3) BUSINESS DAYS PRIOR TO THE PROPOSED FUNDING DATE].

         Please wire transfer the proceeds of the Advance to the accounts specified by the Lessee in written notice to the Agent.

                                       PSC Management Limited Partnership

                                       By:  PSC GP Corporation,
                                            Its general partner


                                            By:
                                               -------------------------
                                              Name:
                                                   ---------------------
                                              Title:
                                                    --------------------


                                   I - A - 3
                                                         Participation Agreement

                                   SCHEDULE A
                           TO FORM OF FUNDING REQUEST


                              ALLOCATION OF ADVANCE



                                                                                                 AGGREGATE ADVANCES TO
                                                                                               DATE (AFTER GIVING EFFECT
                                                      APPLICABLE         CURRENT REQUESTED      TO THE CURRENT REQUESTED
         ITEM                                         PROPERTY(2)             ADVANCE                   ADVANCE)
         --------------------------------------- --------------------- ----------------------- ---------------------------
         Land Acquisition Costs
         Property Improvement Costs
         Transaction Expenses
         Fees
         Basic Rent
                                                                            ---------------          -------------
         TOTAL ADVANCE


----------

(2) Allocate separately for each Property. For Transaction Expenses, Fees and Basic Rent, see Section 3(d) of the Participation Agreement regarding the method of allocation.



                                   I - A - 4
                                                         Participation Agreement

                                   SCHEDULE B
                           TO FORM OF FUNDING REQUEST

                            INFORMATION REQUIRED FOR
                        FUNDING OF LAND ACQUISITION COSTS
                    OR OBTAINING A NON-ACQUIRED LAND INTEREST


1) Description of the Subject Property:

2) The Subject Property consists of [Land Interest Only] [Land Interest and Improved Property].

3) Seller (including, in the case of a Non-Acquired Land Interest, the assignor of the Ground Lease, if applicable) of the Subject Property:

4) [Ground Lessor of the Subject Property:]

   [The Ground Lessor is not an Affiliate of the Lessee.]

5) [Land Acquisition Cost for the Subject Property: (Indicated on Schedule A)]

6) Estimated Improvement Costs for the Subject Property:
   $_____________________.

7) Description of the Plans and Specifications, the Construction Budget and anticipated disbursement schedule.

8) Attached is evidence that (x) the portion of the total Commitments of the Participants properly allocable to the Estimated Improvement Costs of such Site will be sufficient to finance the Construction of such Site through Completion and (y) such Construction is reasonably capable of being completed by the applicable Outside Completion Date, in accordance with the Plans and Specifications.



                                   I - B - 1
                                                         Participation Agreement

                                    EXHIBIT J

                        Form of Construction Certificate

                            CONSTRUCTION CERTIFICATE


         To: _________________________, as Trustee

         _________________________, as Agent,

         _________________________, as a Participant,

         _________________________, as a Participant,

                             [list all Participants]


         This Construction Certificate is delivered to you pursuant to Section 9(b)(2) of the Participation Agreement dated as of [__________], 2000 (the "PARTICIPATION AGREEMENT"), among PSC Management Limited Partnership (the "CONSTRUCTION AGENT"), as Lessee, Construction Agent and Guarantor, Perot Systems Corporation, as Parent Guarantor (the "PARENT GUARANTOR"), Wilmington Trust Company, as Trustee, Perot Systems Business Trust No. 2000-1, as Lessor, _________, as Certificate Holders, Bank One, NA, and other such Lenders as may from time to time become parties thereto, as Tranche A Lenders and Tranche B Lenders, and Bank One, NA, as Agent. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

         The Construction Agent hereby certifies to the Agent, the Trustee and each Participant as follows:

         1. This Construction Certificate is being delivered in connection with an Advance that the Lessee expects to request be made on ______________________, ___ (the "CURRENT ADVANCE").

         2. The portion of the Current Advance that is to be made in connection with Property Improvement Costs will be used solely for the payment of Property Improvement Costs relating to the Sites described on Schedule A attached hereto (the "SUBJECT PROPERTIES"), allocated to the applicable Subject Property as shown on Schedule A.

         3. With respect to each Subject Property, after giving effect to the making of the Current Advance and the allocation thereof among the Subject Properties, the Property Improvement Costs for such Subject Property will not exceed the Estimated Improvement Costs for such Subject Property.


                                   Exh. J - 1
                                                         Participation Agreement

         4. All construction work for which funds are requested has been performed.

         5. To the Construction Agent's knowledge, no Force Majeure Event, Event of Loss [or Construction Event of Loss](3) has occurred other than a Force Majeure Event, Event of Loss [or Construction Event of Loss] of which the Construction Agent has provided written notice to the Agent, the Trustee and the Participants; provided, however, that the Participants shall not be obligated to fund any Advance if such a event shall be continuing whether or not the Lessee shall have previously disclosed the existence thereof.

         6. All building permits required by any Governmental Authority in connection with the Construction for which the Current Advance is being requested have been obtained.

         7. No item for which payment is to be made from the Current Advance has heretofore been paid or reimbursed to the Construction Agent from the proceeds of any prior Advance.

         8. All previous Advances received by the Construction Agent pursuant to Construction Certificates dated prior to the date hereof on account of Property Improvement Costs have been applied in accordance with the Construction Agency Agreement and the other Operative Documents and paid to the Persons entitled thereto in cash or by check.

         9. All of the conditions set forth in Section 9 [(including, without limitation, Section 9(c))](4) of the Participation Agreement are satisfied as of the date hereof and will be satisfied or waived upon the funding of the Current Advance.

         The Construction Agent has caused this Construction Certificate to be executed and delivered by its duly authorized Responsible Employee as of this _____ day of _______________, ____ [TO BE DELIVERED NOT LATER THAN THREE (3) DAYS PRIOR TO THE DATE OF THE CURRENT ADVANCE].

                                          PSC Management Limited Partnership


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


----------

(3) delete term?

(4) Bracketed language is used for any portion of the Current Advance used for the acquisition of a Site.


                                   Exh. J - 2
                                                         Participation Agreement

                                   SCHEDULE A
                           TO CONSTRUCTION CERTIFICATE

                               Subject Properties


         Description                                         Lease Supplement No.
         ----------------------------------------- ------------------------------------------
         1.                                                          No.
         2.                                                          No.
         3.                                                          No.
         4.                                                          No.


                                    J - A - 1
                                                         Participation Agreement

                                   EXHIBIT K-1

                         FORM OF COMPLIANCE CERTIFICATE


To:      The Lenders parties to the
         Participation Agreement Described Below

         This Compliance Certificate is furnished pursuant to that certain Participation Agreement dated as of _________ ___, 2000 (as amended, modified, renewed or extended from time to time, the "AGREEMENT") among PSC Management Limited Partnership (the "LESSEE"), Perot Systems Corporation (the "PARENT GUARANTOR"), the Lenders party thereto, Perot Systems Business Trust No. 2000-1, Banc One Leasing Services Corp., and Bank One, NA (with its principal office in Chicago, Illinois), as Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1. I am the duly elected ______________ of PSC GP Corporation, the general partner of the Lessee;

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Lessee and its Subsidiaries during the accounting period covered by the attached financial statements;

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

     4. Schedule III attached hereto sets forth the various reports and deliveries which are required at this time under the Agreement and the other Operative Documents and the status of compliance.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Lessee has taken, is taking, or proposes to take with respect to each such condition or event:



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   K - 1 - 1
                                                         Participation Agreement

--------------------------------------------------------------------------------

         The foregoing certifications, together with the materials attached as
Schedule III hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of ________, _____.


                                          --------------------------------------


                                   K - 1 - 2
                                                         Participation Agreement

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                             [INTENTIONALLY OMITTED]





                                  K - 1 - I - 1
                                                         Participation Agreement

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                             [INTENTIONALLY OMITTED]



                                 K - 1 - II - 1
                                                         Participation Agreement

                     SCHEDULE III TO COMPLIANCE CERTIFICATE

                      Reports and Deliveries Currently Due



                                 K - 1 - III - 1
                                                         Participation Agreement

                                   EXHIBIT K-2

                         FORM OF COMPLIANCE CERTIFICATE


To:      The Lenders parties to the
         Participation Agreement Described Below

         This Compliance Certificate is furnished pursuant to that certain Participation Agreement dated as of _________ ___, 2000 (as amended, modified, renewed or extended from time to time, the "AGREEMENT") among PSC Management Limited Partnership (the "LESSEE"), Perot Systems Corporation (the "PARENT GUARANTOR"), the Lenders party thereto, Perot Systems Business Trust No. 2000-1, Banc One Leasing Services Corp., and Bank One, NA (with its principal office in Chicago, Illinois), as Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

       1.  I am the duly elected ______________ of Parent Guarantor;

       2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Parent Guarantor and its Subsidiaries during the accounting period covered by the attached financial statements;

       3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

       4. Delivered herewith are Parent Guarantor's most current [annual] [quarterly] financial statements and Schedule I attached hereto sets forth Parent Guarantor's computations evidencing the Lessee's compliance with the covenants of Section 8(II)(d)(1) and (2) of the Agreement, all of which data and computations are true, complete and correct.

       5. Schedule III attached hereto sets forth the various reports and deliveries which are required at this time under the Agreement and the other Operative Documents and the status of compliance.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Parent Guarantor has taken, is taking, or proposes to take with respect to each such condition or event:




                                    K - 2 - 1
                                                         Participation Agreement

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         The foregoing certifications, together with the computations set forth in Schedule I hereto and the materials attached as Schedule III hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of ________, _____.



                                            ------------------------------------


                                    K - 2 - 2
                                                         Participation Agreement

                      SCHEDULE I TO COMPLIANCE CERTIFICATE


                Parent Guarantor's Applicable Margin Calculation




1.     RATIO OF CONSOLIDATED FUNDED INDEBTEDNESS TO CONSOLIDATED
                                          EBITDA, MAXIMUM 1.75:1

       a. Numerator: Consolidated Funded Indebtedness defined as the outstanding dollar amount of:

                  +  Short Term Debt

                  + Current Amounts of Long-Term Debt and corresponding portions of current rent expense under all "synthetic lease" financings

                  + Long-Term Debt and corresponding balances of all "synthetic lease" financings, less Current Installments

                  +  Senior Notes

                  +  Other Indebtedness

                  =  Consolidated Funded Indebtedness
                                                                    ------------

       b. Denominator: Consolidated EBITDA defined as, for the proceeding 4 quarters:

                  +  Net Income


                                  K - 2 - I - 1
                                                         Participation Agreement

                  +  Foreign, Federal, State, Local taxes

                  +  Interest Expense

                  +  Depreciation Expense

                  +  Amortization Expense

                  +  Non-Recurring, Non-Cash Losses

                  +  Extraordinary Losses

                  -  Extraordinary Gains

                  -  Non-Recurring, Non-Cash Gains

                  =  Consolidated EBITDA
                                                                    ------------

       c. Ratio of Consolidated Funded Indebtedness /                    ____ to
       Consolidated EBITDA                                                  1.00


2.     RATIO OF CONSOLIDATED EBIT TO CONSOLIDATED INTEREST EXPENSE, MINIMUM 6:1

       a. Numerator: Consolidated EBIT defined as, for the proceeding 4 quarters:

                  +  Net Income

                  +  Foreign, Federal, State, Local taxes

                  +  Interest Expense


                                  K - 2 - I - 2
                                                         Participation Agreement

                  +  Non-Recurring, Non-Cash Losses

                  +  Extraordinary Losses

                  -  Extraordinary Gains

                  -  Non-Recurring, Non-Cash Gains

                  =  Consolidated EBIT
                                                                    ------------

       b. Denominator: Consolidated Interest Expense defined as, for the proceeding 4 quarters:

                  +  Interest Expense

                  + Rent expense (other than any amortization included therein) under all "synthetic lease" financings
                                                                    ------------
                            Consolidated  Interest
                            Expense

       c. Ratio of Consolidated EBIT to Consolidated Interest Expense  ____ to
                                                                          1.00



                                  K - 2 - I - 3
                                                         Participation Agreement

3. RATIO OF CONSOLIDATED FUNDED INDEBTEDNESS TO THE SUM OF CONSOLIDATED FUNDED INDEBTEDNESS PLUS CONSOLIDATED NET WORTH, MAXIMUM 45%

       a. Numerator: Consolidated Funded Indebtedness (from 1a)

       b. Denominator: Consolidated Funded Indebtedness plus Consolidated Net Worth

                  +  Consolidated Funded Indebtedness (from 1a)

                  +  Consolidated Net Worth

                  =  Consolidated Funded Indebtedness plus Consolidated Net
                     Worth
                                                                    ------------

       c. Ratio of Consolidated Funded Indebtedness to the sum of Consolidated Funded
       Indebtedness plus Consolidated                               ------------
       Net Worth                                                    %


4. RATIO OF CONSOLIDATED CURRENT ASSETS DIVIDED BY CONSOLIDATED CURRENT LIABILITIES, MINIMUM 1.25:1

       a. Numerator: Current Assets

       b. Denominator: Current Liabilities
                                                                    ------------

       c. Consolidated Current Assets divided by Consolidated Current ____ to
       Liabilities                                                       1.00


                                  K - 2 - I - 4
                                                         Participation Agreement

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                             [INTENTIONALLY OMITTED]



                                 K - 2 - III - 1
                                                         Participation Agreement

                     SCHEDULE III TO COMPLIANCE CERTIFICATE

                      Reports and Deliveries Currently Due





                                 K - 2 - III - 1
                                                         Participation Agreement

                                    EXHIBIT L

                 Form of Purchase of Assets Agreement Assignment




                                    L - 1 - 1
                                                         Participation Agreement

                                   EXHIBIT M-1

                      Form of Assignment Agreement (Lender)

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "ASSIGNMENT AGREEMENT") between _______________ _______________ (the "ASSIGNOR") and (the "ASSIGNEE") is dated as of , 20. The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Participation Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "PARTICIPATION AGREEMENT") described in Item 1 of
Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Participation Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Participation Agreement and the other Operative Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of
Schedule 1 of all outstanding rights and obligations under the Participation Agreement and the other Operative Documents relating to the facilities listed in
Item 3 of Schedule 1. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "EFFECTIVE DATE") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after this Assignment Agreement, together with any consents required under the Participation Agreement, are delivered to the Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

         4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Agent which relate to the portion of the Commitment or Loans assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.


                                    M - 1 - 1
                                                         Participation Agreement

         5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and
(iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representations or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Operative Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Lessee or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Operative Documents (iii) the financial condition or creditworthiness of the Lessee or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Operative Documents, (v) inspecting any of the property, books or records of the Lessee, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Operative Documents.

         7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Participation Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Operative Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will duly and timely perform and discharge in accordance with their terms all of the obligations which by the terms of the Operative Documents are required to be performed by it as a Lender,
(vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Operative Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the

                                    M - 1 - 2
                                                         Participation Agreement
obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Operative Documents without deduction or withholding of any United States federal income taxes.

         8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Participation Agreement. For the purposes hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

                  IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing
         Schedule 1 hereto as of the date first above written.



                                    M - 1 - 3
                                                         Participation Agreement

                                   EXHIBIT M-2

                      Form of Assignment Agreement (Lender)

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "ASSIGNMENT AGREEMENT") between _______________ _______________ (the "ASSIGNOR") and (the "ASSIGNEE") is dated as of , 20. The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Participation Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "PARTICIPATION AGREEMENT") described in Item 1 of
Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Participation Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Participation Agreement and the other Operative Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of
Schedule 1 of all outstanding rights and obligations under the Participation Agreement and the other Operative Documents relating to the facilities listed in
Item 3 of Schedule 1. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "EFFECTIVE DATE") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after this Assignment Agreement, together with any consents required under the Participation Agreement, are delivered to the Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

         4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Agent which relate to the portion of the Commitment or Loans assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.


                                   M - 2 - 1
                                                         Participation Agreement

         5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and
(iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representations or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Operative Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Lessee or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Operative Documents (iii) the financial condition or creditworthiness of the Lessee or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Operative Documents, (v) inspecting any of the property, books or records of the Lessee, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Operative Documents.

         7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Participation Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Operative Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will duly and timely perform and discharge in accordance with their terms all of the obligations which by the terms of the Operative Documents are required to be performed by it as a Lender,
(vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Operative Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the


                                   M - 2 - 2
                                                         Participation Agreement
obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Operative Documents without deduction or withholding of any United States federal income taxes.

         8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Participation Agreement. For the purposes hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

                  IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing
         Schedule 1 hereto as of the date first above written.



                                   M - 2 - 3
                                                         Participation Agreement

                                   EXHIBIT M-2

               Form of Assignment Agreement (Certificate Holders)

                                     [Date]

To:      PSC Management Limited Partnership

         ----------------------------------------------------

         ----------------------------------------------------

         Attention:
                   ------------------------------------------

To:      Perot Systems Business Trust No. 2000-1

         ----------------------------------------------------

         ----------------------------------------------------

         Attention:
                   ------------------------------------------

To:      Bank One, NA, as Agent

         ----------------------------------------------------

         ----------------------------------------------------

         Attention:
                   ------------------------------------------

                  Re: Participation Agreement, dated as of June __, 2000 (as amended, modified or supplemented, the "PARTICIPATION AGREEMENT"), among Banc One Leasing Services Corp. and such other Persons that may from time to time be or become parties to the Trust Agreement (the "CERTIFICATE HOLDERS"), as Certificate Holder, Wilmington Trust Company (the "TRUSTEE"), individually and as Owner Trustee, PSC Management Limited Partnership (the "LESSEE"), as Lessee, Construction Agent and Guarantor, Perot Systems Corporation, as Parent Guarantor (the "PARENT GUARANTOR"), Perot Systems Business Trust No. 2000-1, (the "LESSOR") as Lessor, Bank One, NA and such other Lenders as may from time to time be or become parties thereto as Tranche A Lenders and Tranche B Lenders (collectively, the "LENDERS"), and Bank One, NA (the "AGENT"), as Agent.


                                      M - 2 - 1
                                                         Participation Agreement

Ladies and Gentlemen:

         We refer to Section 12(a) of the Participation Agreement defined above. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

         This Assignment Agreement (this "ASSIGNMENT AGREEMENT") is delivered to you pursuant to Section 12(a) of the Participation Agreement and also constitutes notice of the assignment and delegation by ________________ (the "ASSIGNOR") to ___________________ (the "ASSIGNEE") of [all] [a portion having an aggregate principal amount of $______] of the Assignor's right, title and interest in and obligations with respect to the Equity Amounts, the Equity Commitment and the interest in the Lessor of the Assignor. After giving effect to the foregoing assignment and delegation, the Assignee shall hold the Commitments and Commitment Percentages under the Participation Agreement previously held by Assignor. Such information is set forth on Schedule 1 hereto.

         The Assignee hereby acknowledges and confirms that it has received a copy of the Participation Agreement and the exhibits related thereto, the Master Lease, the Lease Supplements and each other document delivered under the Participation Agreement as a condition to the obligations set forth in Section 3 thereof. The Assignee further confirms and agrees that in becoming a Participant and a holder of such Equity Amounts, Equity Commitment and interest in the Lessor, such actions have and will be made without recourse to, or representation or warranty by the Lessor or the Agent.

         Except as otherwise provided in the Participation Agreement, effective as of the date of acceptance hereof by the Lessor (the "EFFECTIVE DATE"),

                  (a) the Assignee:

                                    (i) shall be deemed automatically to have
                  become a party to the Participation Agreement and have all the rights and obligations of a Certificate Holder and a "Participant" under the Participation Agreement and the other Operative Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                                    (ii) agrees to be bound by the terms and
                  conditions set forth in the Participation Agreement and the other Operative Documents as if it were an original signatory thereto; and

                  (b) the Assignor shall be released from its obligations under the Participation Agreement and the other Operative Documents first arising from and after the date hereof.

         The Assignee (a) acknowledges that the obligations to be performed from and after the Effective Date under the Participation Agreement and all other Operative Documents, to the extent of the interest purchased by Assignee as set forth in the second paragraph of this Assignment Agreement, are its obligations, including the obligations imposed by Section 12(a)


                                     M - 2 - 2
                                                         Participation Agreement
of the Participation Agreement and agrees to perform such obligations in accordance with the terms of the Operative Documents, and (b) represents and warrants to the Lessor, each Participant and the Lessee as set forth in Section 6(a) and clauses (i) through (v) of Section 12(a) of the Participation Agreement.

         The Assignee hereby advises each of you of the administrative details with respect to the assigned Equity Amounts, Equity Commitment and interest in the Lessor described in Attachment 1 hereto.

         The Assignee (a) agrees to furnish the tax form or forms required by
Section 12(c) of the Participation Agreement (if so required) (i) no later than the date of acceptance hereof by the Lessor and (ii) from time to time thereafter as required by said Section 12(c), and (b) to comply from time to time with all applicable United States laws and regulations with regard to withholding tax exemption.

         Assignor's rights under Section 14(a) of the Participation Agreement shall remain in full force and effect, and the provisions of Section 14(d) of the Participation Agreement shall continue to be applicable to Assignor and Lessee.

                 THIS ASSIGNMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED
         BY THE INTERNAL LAW OF THE STATE OF ILLINOIS AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO CONFLICTS OF LAW.

         This Assignment Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                       ASSIGNOR:

                                       [NAME OF ASSIGNOR]

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       ASSIGNEE:

                                       [NAME OF ASSIGNEE]

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                     M - 2 - 3
                                                         Participation Agreement

Received and accepted this ______ day of

                :
----------, ----

PSC MANAGEMENT LIMITED PARTNERSHIP, as Lessee

By:      PSC GP Corporation, its general partner

   Name:
        -----------------------------------------
   Title:
         ----------------------------------------

Received and accepted this ______ day of

                :
----------, ----


PEROT SYSTEMS BUSINESS TRUST NO. 2000-1,

  as Lessor

By:      Wilmington Trust Company, not in its individual

         capacity, but solely as owner trustee of

         PEROT SYSTEMS BUSINESS

         TRUST NO. 2000-1

By:
   -----------------------------------------------
   Name:
        ------------------------------------------
   Title:
         -----------------------------------------

Received and accepted this ______ day of

                :
----------, ----


BANK ONE, NA

By:
   -----------------------------------------------
Name:
     ---------------------------------------------
Title:
       -------------------------------------------



                                   M - 2 - 4
                                                         Participation Agreement

                                   SCHEDULE 1
                  ADJUSTED AND ASSIGNED COMMITMENT PERCENTAGES



                                   M - 2 - 5
                                                         Participation Agreement

                                  ATTACHMENT 1

                            TO ASSIGNMENT AGREEMENT M

                    [ATTACH ADMINISTRATIVE INFORMATION SHEET]



                                   M - 2 - 6
                                                         Participation Agreement

                                   SCHEDULE 1
                             to Assignment Agreement

1.       Description and Date of Participation Agreement:

2.       Date of Assignment Agreement:  __________, 20__

3.       Amounts (As of Date of Item 2 above):

                                                            Facility          Facility
                                                            1*                2*
          a.       Assignee's percentage of each Facility
                   purchased under the Assignment
                   Agreement**                                    %                 %
                                                            ------            ------
          b.       Amount of each Facility purchased
                   under the Assignment Agreement***
                                                            $                 $
                                                             -----------       ------------

4.       Assignee's Commitment (or Loans
         with respect to terminated
         Commitments) purchased hereunder:                  $
                                                             ---------------------------

5.       Proposed Effective Date:
                                                             ---------------------------

6.       Non-standard Recordation Fee
         Arrangement                                                    N/A***
                                                              [Assignor/Assignee
                                                              to pay 100% of fee]
                                                              [Fee waived by Agent]

Accepted and Agreed:

[NAME OF ASSIGNOR]                          [NAME OF ASSIGNEE]

By:                                         By:
   ------------------------------              ---------------------------------
Title:                                      Title:
      ---------------------------                 ------------------------------


                                   M - 2 - 7
                                                         Participation Agreement

ACCEPTED AND CONSENTED TO****BY     ACCEPTED AND CONSENTED TO****
[NAME OF BORROWER]                  BY [NAME OF AGENT]

By:                                         By:
   ------------------------------              ---------------------------------
Title:                                      Title:
      ---------------------------                 ------------------------------


*    Insert specific facility names per Credit Agreement
**   Percentage taken to 10 decimal places
***  If fee is split 50-50, pick N/A as option
**** Delete if not required by Participation Agreement


                                   M - 2 - 8
                                                         Participation Agreement

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

                        ADMINISTRATIVE INFORMATION SHEET

         Attach Assignor's Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
                            (Sample form shown below)

ASSIGNOR INFORMATION

CONTACT:

Name:                               Telephone No.:
     -----------------------------                ------------------------------
Fax No.:                            Telex No.:
        --------------------------            ----------------------------------
                                    Answerback:
                                               ---------------------------------

PAYMENT INFORMATION:

Name & ABA # of Destination Bank:
                                 -----------------------------------------------

--------------------------------------------------------------------------------

Account Name & Number for Wire Transfer:
                                            ------------------------------------

                                            ------------------------------------


Other Instructions:
                   -------------------------------------------------------------

--------------------------------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNOR:
                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

ASSIGNEE INFORMATION

CREDIT CONTACT:

Name:                               Telephone No.:
     -----------------------------                ------------------------------
Fax No.:                            Telex No.:
        --------------------------            ----------------------------------
                                    Answerback:
                                               ---------------------------------

                                     L - 1
                                                         Participation Agreement

KEY OPERATIONS CONTACTS:

Booking Installation:                  Booking Installation:
                     ---------------                        --------------------
Name:                                  Name:
     -------------------------------        ------------------------------------
Telephone No.:                         Telephone No.:
              ----------------------                 ---------------------------
Fax No.:                               Fax No.:
        ----------------------------           ---------------------------------
Telex No.:                             Telex No.:
          --------------------------             -------------------------------
Answerback:                            Answerback:
           -------------------------              ------------------------------


PAYMENT INFORMATION:


Name & ABA # of Destination Bank:
                                 -----------------------------------------------

Account Name & Number for Wire Transfer:
                                        ----------------------------------------
         Other Instructions:
                            ----------------------------------------------------

--------------------------------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNOR:
                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------


BANK ONE INFORMATION

         Assignee will be called promptly upon receipt of the signed agreement.

INITIAL FUNDING CONTACT:                    SUBSEQUENT OPERATIONS CONTACT:
-----------------------                     -----------------------------
Name:                                       Name:
     -------------------------------             ----------------------------------
Telephone No.:  (312)                       Telephone No.:  (312)
                     ---------------                             ------------------
Fax No.:  (312)                             Fax No.:  (312)
               ---------------------                       ------------------------
                                            Telex No.: 190201(Answerback: FNBC UT)


INITIAL FUNDING STANDARDS:
-------------------------

Libor - Fund 3 days after rates are set.

WIRE INSTRUCTIONS:                  Bank One, NA, ABA # __________
                                    BNF = Ref: ________________
ADDRESS FOR NOTICES:                1 Bank One Plaza, [Mail Suite _____]
                                    Chicago, IL  60670
                                    Attn:_________________________
                                    Fax No. (312) ___________ or
                                    (312) ______________


                                     L - 2
                                                         Participation Agreement

                                    EXHIBIT N

                             Form of Parent Guaranty


                                     N - 1
                                                         Participation Agreement

                                    EXHIBIT O

                               Form of Arco Lease


                                      O - 1
                                                         Participation Agreement

                                    EXHIBIT P

                        Form of Arco Assumption Agreement


                                      P - 1
                                                         Participation Agreement

                                    EXHIBIT Q

                        Form of Arco Estoppel Certificate

                                   APPENDIX A

                                       to

                            Participation Agreement,

                                Master Lease and

                                 Trust Agreement



           ----------------------------------------------------------

                            Perot Systems Corporation

                     2000 Synthetic Lease Financing Facility

           ----------------------------------------------------------


                                                                     Definitions

                         DEFINITIONS AND INTERPRETATION

         A. INTERPRETATION. IN EACH OPERATIVE DOCUMENT, UNLESS A CLEAR CONTRARY INTENTION APPEARS:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                  (iii) reference to any gender includes the other gender;

                  (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

                  (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                  (vi) reference in any Operative Document to any Article, Section, subsection, clause, Appendix, Schedule or Exhibit means, unless expressly noted otherwise, such Article or Section, subsection or clause thereof or Appendix, Schedule or Exhibit thereto;

                  (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

                  (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

                  (ix) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

         B. ACCOUNTING TERMS. IN EACH OPERATIVE DOCUMENT, UNLESS EXPRESSLY OTHERWISE PROVIDED, ACCOUNTING TERMS SHALL BE CONSTRUED AND INTERPRETED, AND ACCOUNTING DETERMINATIONS AND COMPUTATIONS SHALL BE MADE, IN ACCORDANCE WITH GAAP.

         C. CONFLICT IN OPERATIVE DOCUMENTS. IF THERE IS ANY CONFLICT BETWEEN ANY OPERATIVE DOCUMENTS, SUCH OPERATIVE DOCUMENTS SHALL BE INTERPRETED AND CONSTRUED, IF POSSIBLE, SO AS TO AVOID OR MINIMIZE SUCH CONFLICT BUT, TO THE EXTENT (AND ONLY TO THE EXTENT) OF SUCH CONFLICT, THE PARTICIPATION AGREEMENT SHALL PREVAIL AND CONTROL.

         D. LEGAL REPRESENTATION OF THE PARTIES. THE OPERATIVE DOCUMENTS WERE NEGOTIATED BY THE PARTIES WITH THE BENEFIT OF LEGAL REPRESENTATION AND ANY RULE OF CONSTRUCTION OR INTERPRETATION OTHERWISE REQUIRING THE OPERATIVE DOCUMENTS TO BE CONSTRUED OR INTERPRETED AGAINST ANY PARTY SHALL NOT APPLY TO ANY CONSTRUCTION OR INTERPRETATION HEREOF OR THEREOF.

         E. DEFINED TERMS. UNLESS A CLEAR CONTRARY INTENTION APPEARS, TERMS DEFINED HEREIN HAVE THE RESPECTIVE INDICATED MEANINGS WHEN USED IN EACH OPERATIVE DOCUMENT.

         "ABR Margin" is set forth on Schedule I attached hereto.

         "Abatement" is defined in Section 5(a) of the Master Lease.

         "Acceleration" is defined in Section 6.2(a) of the Loan Agreement.

         "Account" means the special "deposit account" established at the Designated Office of the Agent into which the Lessee shall pay Basic Rent and Supplemental Rent to be remitted to the Agent.

         "Accrued Interest" with respect to the Property means accrued and unpaid interest on the outstanding principal amount of the Loans from time to time. "Accrued Interest" with respect to any Site means that portion of Accrued Interest allocated to such Site in accordance with Section 3 of the Participation Agreement.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of the Participation Agreement, by which the Parent Guarantor or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

         "Additional Insureds" is defined in Section 12(b) of the Master Lease.

         "Advance" means an advance of funds by the Participants pursuant to
Section 3 of the Participation Agreement.


                                                                     Definitions

         "Affiliate" means, as to a particular entity, a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such entity, (ii) which beneficially owns or holds 15% or more of any class of the voting securities of such entity or (iii) 15% or more of any class of the voting securities (or in the case of a Person which is not a corporation, 15% or more of the equity interest) of which is beneficially owned or held by such entity. As used herein, the term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; the terms controlling, controlled by and under common control with shall have meanings correlative to the foregoing.

         "After-Tax Basis" means, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient (less any tax savings realized and the present value (using as a discount rate the then current interest rate under the Loan Agreement) of any tax savings projected to be realized by the recipient as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

         "Agent" means Bank One, NA, as Agent for the Lenders.

         "ALTA" is defined in Section 9(c)(15) of the Participation Agreement.

                  "Alterations" means any alterations, renovations, improvements and additions to a Site or any part thereof and substitutions and replacements therefor, all to the extent not included in Renovation or Construction with respect to such Site.

         "Alternate Base Rate" means, on any date with respect to any Loan or Equity Amount, a fluctuating rate of interest per annum equal to the greater of
(a) the Prime Rate (computed using the number of days elapsed and a 365 or 366 day year, as the case may be) in effect on such date, and (b) the Federal Funds Effective Rate (computed using the number of days elapsed and a 360 day year) in effect on such date plus 1/2 of 1%, plus in the case of clause (a) or clause
(b), the ABR Margin shown on Schedule I attached hereto. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Annual Administration Fees" means the amount payable to the Agent pursuant to Section 4(d)(ii) of the Participation Agreement, in the amount set forth in the Fee Letter.

         "Applicable A-Margin" means with respect to Tranche A Loans, as of any date in any Interest Period, the applicable percentage per annum set forth in
Schedule I attached hereto.

         "Applicable B-Margin" means with respect to Tranche B Loans, as of any date in any Interest Period, the Applicable A-Margin.


                                                                     Definitions

         "Applicable Equity Margin" means with respect to Equity Amounts, as of any date in any Interest Period, the applicable percentage per annum set forth in Schedule I attached hereto.

         "Applicable Law" at any time means all then existing applicable laws (including Environmental Laws), rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations issued by any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the Construction, demolition, or alteration of the Improvements, use or occupancy of any Site or any part thereof, including any that require repairs, modifications or alterations of or to any Site or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 1201 et. seq. and any other similar laws or ordinances and the regulations promulgated thereunder)) and any restrictive covenant or deed restriction or easement of record, or known to the Lessee, encumbering the Property or any part thereof.

         "Applicable Nonuse Fee Percentage" means with respect to Nonuse Fees, the applicable percentage per annum set forth in Schedule I attached hereto.

         "Applicable Percentage" means for the Texas Property, the percentage set forth in Section 6(d)(3) of the Master Lease, and for each other Site, the "Applicable Percentage" set forth in the Lease Supplement applicable to such Site and determined in accordance with Section 6(d)(3) of the Master Lease.

         "Applicable Percentage Amount" means, for any Site as of any date, the product of the Applicable Percentage for such Site multiplied by the remainder (if a positive number) of the Site Balance for such Site minus the Land Interest Lease Balance for that Site.

         "Appraisal" shall mean a report, in form and substance satisfactory to the Certificate Holders and Lessor (including appraisal methods satisfactory to the Certificate Holders and the Agent), in good faith, of the Appraiser opining, among other things, with respect to each Site:

                  (i) as of applicable Site Acquisition Date, the applicable Site will have a Fair Market Sales Value equal to the acquisition cost therefor paid by the Lessor, and in the case of the Texas Property, taking into account the terms of the Arco Lease,

                  (ii) as of the end of each of the Construction Period and the Basic Term for such Site, the Fair Market Sales Value of the Site as built will be not less than the Site Cost as of the Expiration Date for such Site, and

                  (iii) on the Expiration Date for such Site, the likelihood that the Fair Market Sales Value of such Site will be less than the product of the Remaining Percentage applicable to such Site and the Site Cost applicable to such Site is remote.

Such Appraisal shall also confirm that the Site Cost, assuming the Improvements contemplated to be renovated or constructed thereon are completed in accordance with the Plans and


                                                                     Definitions

Specifications, will be at least equal to the Fair Market Sales Value of the Site at the end of the Construction Period (the "Projected Completion Value"). Each Appraisal will be prepared in accordance with all Applicable Laws, including (without limitation) FIRREA, as determined by the judgment of the Agent.

         "Appraiser" means an appraiser or appraisal firm selected by the Agent.

         "Appurtenant Rights" means, with respect to any Land Interest, (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to such Land Interest or the Improvements thereon, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to such Land Interest and (ii) all permits, licenses and rights, whether or not of record, appurtenant to such Land Interest.

         "Arco" means Atlantic Richfield Company, a Delaware corporation.

         "Arco Assumption Agreement" means that certain Assumption Agreement delivered on the Documentation Date in substantially the form of Exhibit P to the Participation Agreement.

         "Arco Estoppel Certificate" means that certain Estoppel Certificate delivered on the Documentation Date in substantially the form of Exhibit Q to the Participation Agreement.

         "Arco Lease" means that certain Lease dated as of [__________], 2000 between Arco, as Landlord, and ARCO Comfort Products Co., a Texas Corporation, as Tenant in substantially the form of Exhibit O to the Participation Agreement and which will be assigned by Tenant to Landlord on the Documentation Date.

         "Arco Lease Fixed Pass Through Expenses" is defined in Section 2.9(c) of the Construction Agency Agreement.

         "Arco Operating Premises" means the premises demised under the Arco Lease.

         "Arranger" means Banc One Capital Markets, Inc.

         "Assignment Agreement" means an Assignment Agreement substantially in the form of Exhibit M-1 or M-2 to the Participation Agreement.

         "Assignment of Leases and Rents" means the Master Assignment of Leases and Rents and each Specific Assignment of Leases and Rents.

         "Available Commitments" means the sum of (i) the Available Loan Commitment and (ii) the Available Equity Commitment.

         "Available Equity Commitment" means, at any time, an amount equal to the excess, if any, of (a) the Equity Commitment over (b) the aggregate amount of Equity Amounts then outstanding.


                                                                     Definitions

         "Available Loan Commitment" means, at any time, an amount equal to the excess, if any, of (a) the aggregate amount of the Loan Commitments over (b) the aggregate principal amount of all Loans then outstanding.

         "Bankruptcy Code" is defined in Section 6.1(e) of the Loan Agreement.

         "Basic Rent" means, the sum of (i) the Tranche A Lender Basic Rent,
(ii) the Tranche B Lender Basic Rent and (iii) the Equity Basic Rent, calculated as of the applicable Payment Date.

         "Basic Term" is defined in Section 3(a) of the Master Lease.

         "Benefitted Lender" is defined in Section 9.6 of the Loan Agreement.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Break Costs" means an amount equal to the amount, if any, required to compensate any Participant for any additional losses (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by any Participant to fund its obligations under the Operative Documents) it may reasonably incur as a result of (x) the Lessee's payment of Rent other than on a Payment Date, (y) any Advance not being made on the date specified therefor in the applicable Funding Request (other than as a result of a breach by any Participant, as the case may be, of its obligation under Section 3(a), 3(b) or 3(c), as the case may be, of the Participation Agreement to make Advances to the Lessor or Lessee or make Equity Amounts or Loans available to the Lessor) or (z) as a result of any conversion of the LIBO Rate pursuant to Section 4(e) of the Participation Agreement. A statement as to the amount of such loss, cost or expense, prepared in good faith and in reasonable detail and submitted by any Participant, as the case may be, to the Lessee, shall be presumed correct absent demonstrable error.

         "Business Day" means (i) each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banks in Chicago, Illinois or, to the extent that funds are to be delivered to or by the Trust, the city and state in which the principal place of business of the Trustee is located are generally authorized or obligated, by law or executive order, to close and (ii) relative to the payment of Rent determined by reference to the LIBO Rate, any day which is a Business Day under clause (i) and is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.

         "Business Trust Statute" is defined in Section 1.1 of the Trust Agreement.

         "Capital Lease" means, with respect to any Person which is the lessee thereunder, any lease or charter of property, real or personal, which would, in accordance with GAAP, be recorded as an asset under a capital lease on a balance sheet of such Person.

         "Capitalized Lease Obligation" means, with respect to any Person on any date, the amount which would, in accordance with GAAP, be recorded as an obligation under a Capital Lease on a balance sheet of such Person as lessee under such Capital Lease as at such date. For


                                                                     Definitions
purposes of the Operative Documents, Capitalized Lease Obligations shall be deemed to be Debt secured by a Lien.

"Casualty" means any damage or destruction of all or any portion of any Site as a result of a fire or other casualty.

         "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., as amended.

         "Certificate Holder" means the holder of a Certificate (as defined in the Trust Agreement, or their successors or permitted assigns expressly permitted under the Operative Documents.

         "Certificate Holder Officer" is defined in Section 6(b)(8) of the Participation Agreement.

         "Certificates" means those certain Certificates (as defined in the Trust Agreement) issued to the Certificate Holders pursuant to the Trust Agreement, substantially in the form of Exhibit A thereto, and any and all Certificates issued in replacement or exchange thereof.

         "Change in Control" means (1) the acquisition by any Person, or by two or more Persons acting in concert (which Person or Persons shall not include any Perot Family Member) of an aggregate of more than 50% of the total issued and outstanding shares of the voting stock of the Parent Guarantor or (2) the Parent Guarantor merges with, consolidates with, or, in a single transaction or related series of transactions, sells or otherwise disposes of all of its assets to, a Person that is not an Affiliate of the Parent Guarantor, and immediately after the consummation of that transaction, Persons who where shareholders of the Parent Guarantor immediately prior to the consummation of that transaction do not hold, in the aggregate, more than 50% of the outstanding voting stock of the Person surviving the merger, the Person resulting from the consolidation, or the Person acquiring the assets of the Parent Guarantor.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the Documentation Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Documentation Date or (c) compliance by any Participant (or, for purposes of Section 4(e)(ii)(2) of the Participation Agreement, by any lending office of such Participant or by such Participant's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of the Participation Agreement.

         "Claim" is defined in Section 14 of the Participation Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

         "Collateral" means all rights and assets pledged and mortgaged pursuant to the Lender Mortgages, Assignment of Leases and Rents and the Construction Agency Agreement Assignment.


                                                                     Definitions

         "Commitment" means (i) as to any Lender, its Loan Commitment and (ii) as to any Certificate Holder, its Equity Commitment. The Commitment for any Site shall mean that portion of the Commitment which is allocated to such Site.

         "Commitment Percentage" means, as to any Participant, the percentage set forth opposite such Participant's name under the heading "Commitment Percentage" on Schedule I to the Participation Agreement.

         "Commitment Period" means the approximately two-year period from (and including) the Documentation Date to the day before the second anniversary thereof.

         "Competitor" is defined in Section 10.1(c) of the Trust Agreement.

         "Completion" of a Site means such time as the conditions set forth in
Section 10 of the Participation Agreement are satisfied with respect to such Site.

         "Completion Certificate" is defined in Section 10(a)(1)(iii) of the Participation Agreement.

         "Completion Date" means, for each Site, the date on which Completion of such Site has occurred. The Completion Date for each Site shall occur on or before the applicable Outside Completion Date.

         "Condemnation" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy, easement rights or title to any Site or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, such Site or alter the pedestrian or vehicular traffic flow to such Site so as to result in change in access to such Site, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, occupancy or title vests in the Governmental Authority.

         "Consolidated EBIT" means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, of: (i) Consolidated Net Income, plus (ii) charges against income for foreign, federal, state, and local taxes, to the extent deducted in computing Consolidated Net Income, plus (iii) Consolidated Interest Expense, plus (iv) extraordinary or non-recurring non-cash losses to the extent deducted in computing Consolidated Net Income, minus (v) extraordinary or non-recurring non-cash gains to the extent included in computing Net Income, calculated on a rolling four (4) quarter basis for covenant compliance purposes.

         "Consolidated EBITDA" means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, of: (i) Consolidated Net Income, plus (ii) charges against income for foreign, federal, state, and local taxes, to the extent deducted in computing Consolidated Net Income, plus (iii) Consolidated


                                                                     Definitions

Interest Expense, plus (iv) depreciation expense, to the extent deducted in computing Consolidated Net Income, plus (v) amortization expense, including, without limitation, amortization of goodwill, other intangible assets and Transaction Costs, to the extent deducted in computing Consolidated Net Income, plus (vi) extraordinary or non-recurring non-cash losses to the extent deducted in computing Consolidated Net Income, minus (vii) extraordinary or non-recurring non-cash gains to the extent included in computing Consolidated Net Income, calculated on a rolling four (4) quarter basis for covenant compliance purposes.

         "Consolidated Funded Indebtedness" means at any time the aggregate dollar amount of Consolidated Indebtedness which has actually been funded and is outstanding at such time (including all payments under the Operative Documents and other leases), whether or not such amount is due or payable at such time.

         "Consolidated Indebtedness" means at any time the Debt of the Parent Guarantor and its Subsidiaries calculated on a consolidated basis as of such time.

         "Consolidated Interest Expense" means, with reference to any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the interest expense (including all payments of Basic Rent (net of any amounts of base rent paid under the Arco Lease) under the Operative Documents and the interest component (determined in accordance with GAAP) of Capital Leases) for such period, calculated on a rolling four (4) quarter basis for covenant compliance purposes.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Parent Guarantor and its Subsidiaries calculated on a consolidated basis for such period in accordance with GAAP.

         "Consolidated Subsidiaries" means, with respect to the Parent Guarantor on any date, all Subsidiaries and other entities whose accounts are consolidated with the accounts of the Parent Guarantor as of such date in accordance with the principles of consolidation reflected in the audited financial statements of the Parent Guarantor as of such date delivered in accordance with Section 8(d) of the Participation Agreement.

         "Construction" means the renovation or construction and installation of all Improvements with respect to an Identified Project contemplated by the Plans and Specifications for such Identified Project.

         "Construction Agency Agreement" means the Construction Agency Agreement, dated as of June 22, 2000, between the Lessor and the Construction Agent, together with each Construction Agency Agreement Supplement.

         "Construction Agency Agreement Assignment" means the Construction Agency Agreement Assignment dated as of June 22, 2000, made by the Lessor, as assignor, in favor of the Agent, as assignee.


                                                                     Definitions

         "Construction Agency Agreement Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Construction Agency Agreement Event of Default.

         "Construction Agency Agreement Event of Default" means a "Construction Agency Agreement Event of Default" as defined in Section 5.1 of the Construction Agency Agreement.

         "Construction Agency Agreement Supplement" means any duly executed and delivered Supplement to the Construction Agency Agreement substantially in the form attached to the Construction Agency Agreement as Exhibit A thereto.

         "Construction Agency Person" is defined in Section 5.3(c) of the Construction Agency Agreement.

         "Construction Agent" means Perot Systems Corporation, a Delaware corporation, as construction agent under the Construction Agency Agreement.

         "Construction Budget" means the budget prepared by the Lessee and submitted by the Construction Agent to the Agent pursuant to Section 9(d)(2) of the Participation Agreement for approval pursuant to Section 2.3 of the Construction Agency Agreement for each Identified Project on each Site, which shall include in detail reasonably satisfactory to the Agent and the Lessor, the costs and expenses, including amounts payable under contracts with general contractors, to be incurred in connection with Construction of such Identified Project.

         "Construction Certificate" is defined in Section 9(b)(2) of the Participation Agreement.

         "Construction Documents" is defined in Section 2.6 of the Construction Agency Agreement.

         "Construction Documents Assignment" means the Construction Documents Assignment dated as of June 22, 2000, made by the Construction Agent in favor of the Lessor and delivered pursuant to the Construction Agency Agreement.

         "Construction Failure Payment" is defined in Section 5.3(a) of the Construction Agency Agreement.

         "Construction Milestones" means, for each Site, the construction milestones for each Identified Project, which milestones (x) represent outside dates for completion of the specified items, and (y) are provided by the Construction Agent to the Agent pursuant to Section 9(d)(1) of the Participation Agreement for approval pursuant to Section 2.3 of the Construction Agency Agreement.

         "Construction Period" means for any Site, the period commencing on the Site Acquisition Date as to that Site (but no earlier than the Documentation
Date) and ending upon the earlier of (i) the Outside Completion Date and (ii) the Completion Date. No Construction Period shall extend beyond the Master Lease Termination Date.


                                                                     Definitions

"Construction Portion" means as to any Site, that part of that Site as to which Construction is occurring and which is not Arco Operating Premises or Perot Operating Premises or which is not subject to any Interim Permitted Lease.

         "Construction Portion Operating Expenses" means as to any Construction Portion of a Site, the Operating Expenses allocable to and incurred in connection with such Construction Portion of the Site.

         "Cost Overrun" is defined in Section 3(e) of the Master Lease.

         "Cost Overrun Portion" is defined in Section 3(e) of the Master Lease

         "Costs of Carry" for any Site means all Accrued Interest and Yield, including accruals after Lessor takes back or acquires title to such Site free and clear of Lessee's interest, on the applicable Site Balance and all Impositions (whether incurred or accrued prior to or after Lessor takes back or acquires title to such Site free and clear of Lessee's interest) that would be otherwise payable by Lessee under the Operative Documents during the Lease Term, insurance premiums, costs incurred in the enforcement of the Operative Documents, cost incurred in connection with the ownership, use, possession, control, operation, maintenance, improvement, acquisition, sale, leasing and otherwise in connection with such Site to the extent not otherwise paid by Lessee or reimbursed to the Participants.

         "Debt" means with respect to any Person (i) indebtedness for borrowed money (including, without limitation, indebtedness evidenced by debt securities); (ii) obligations to pay the deferred purchase price of property or services, except trade accounts payable in the ordinary course of business; and
(iii) Capitalized Lease Obligations, in the case of each of the foregoing clauses (i) through (iii), for which such Person or any of its Consolidated Subsidiaries shall be liable as a primary obligor or under any Guaranty of any such indebtedness or other such obligations of an entity not included in such Person's consolidated financial statements and (iv) any such indebtedness or other such obligations of any entity not included in such Person's consolidated financial statements secured in any manner by any Lien upon any assets of such Person or any of its Consolidated Subsidiaries to the extent, in the case of indebtedness (other than under the Operative Documents, for which "Debt" shall include the Property Balance) for which recourse to such Person is limited to such assets, of the book value of the assets subject to the Lien; provided, however, that for purposes of the computation of any Debt under the Operative Documents there shall be no duplication of any item of primary or other indebtedness or other obligation referred to hereinabove, whether such item reflects the indebtedness or other obligation of such Person or any of its Consolidated Subsidiaries or of any entity not included in such Person's consolidated financial statements.

         "Deed" means, for each Land Interest (other than a Non-Acquired Land Interest), a deed with respect to the real property comprising such Land Interest, in conformity with Applicable Law and appropriate for recording with the applicable Governmental Authorities, conveying fee simple title to such real property to the Lessor.

         "Default" means any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.


                                                                     Definitions

         "Designated Office" means (i) in the case of the Trust, the office of the Trustee located at the address set forth on Schedule 2 to the Participation Agreement as its Designated Office, and (ii) in the case of the Agent, the office of the Agent located at the address set forth on Schedule 2 to the Participation Agreement as its Designated Office.

         "Disclosing Party" is defined in Section 22(k) of the Participation Agreement.

         "Documentation Date" as defined in Section 2(a) of the Participation Agreement is June 22, 2000.

         "Dollars" and "$" mean dollars in lawful currency of the United States of America.

         "Eligible Construction Costs" means the sum of the aggregate Site Costs incurred as of the date of a Construction Agency Agreement Event of Default, any additional Site Improvement Costs necessary to complete Construction, and any damages relating to the breach or termination of any Construction or supply agreement following a Construction Agency Agreement Event of Default, but excluding any Transaction Expenses which are not allocable to the Construction Period.

         "Engagement Letter" means that certain letter, dated as of February 24, 2000, between the Parent Guarantor and the Arranger.

         "Environmental Audit" means either a Phase One environmental site assessment (the scope and performance of which meets or exceeds the then most current ASTM Standard Practice E1527 for Environmental Site Assessments: Phase One Environmental Site Assessment Process, or its successor) of a Site, performed by an environmental consultant selected by the Lessee and approved by the Lessor (such approval not to be unreasonably withheld) and, if applicable, a Phase Two environmental site assessment for such Site performed by such environmental consultant.

         "Environmental Law" at any time, means any applicable Federal, state, county or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, covenant, criteria having the effect of law, guideline having the effect of law, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority theretofore enacted or promulgated:

         (x) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water, vapor, surface water, groundwater, drinking water, land (including surface or subsurface), and plant, aquatic and animal life, or

         (y) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity.


                                                                     Definitions
in each case as amended and as then in effect, and any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance. At any time, Environmental Laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C Section 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C
Section 1251 et seq.; the Clean Air Act, 42 U.S.C Section 7401 et seq.; the National Environmental Policy Act, 42 U.S.C Section 4321; the Refuse Act, 33 U.S.C. Section 401 et seq.; the Hazardous Materials Transportation Act of 1994, 49 U.S.C Section 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C
Section 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C Section 136 et seq.; the Safe Drinking Water Act, 42 U.S.C Section 300f et seq., each as amended and as then in effect, and their state and local counterparts or equivalents, including any regulations promulgated thereunder.

         "Environmental Violation" means any activity, occurrence or condition at any Site that violates any Environmental Law or that subjects any Person to liability or potential liability under any Environmental Law.

         "Equipment" means equipment and apparatus, of every kind and nature whatsoever purchased, leased or otherwise acquired by the Lessor or the Construction Agent on behalf of the Lessor using the proceeds of any Advance and any replacement thereof including, but without limiting the generality of the foregoing, all storm doors and windows, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, building cleaning systems (including window cleaning apparatus), communication systems (including satellite dishes and antennae), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits and fittings of every kind and description or which is otherwise integral to the operation of any Improvements, but shall not include any Lessee Property.

         "Equity Amount" is defined at Section 3(a)(ii) of the Participation Agreement.

         "Equity Balance" means for each Site, with respect to any Certificate Holder as of any date of determination an amount equal to the sum of the outstanding Equity Amounts funded by such Certificate Holder together with all accrued and unpaid Yield thereon allocable to the Certificates held by such Certificate Holders for such Site. "Equity Balance" means for each Site, with respect to all Certificate Holders as of any date of determination, the aggregate amount of Equity Balances for all Certificate Holders relating to such Site. "Equity Balance" means for the Property, with respect to all of the Certificate Holders as of any date of determination, the aggregate Equity Balances for all Certificate Holders relating to all Sites.

         "Equity Basic Rent" means the amount of accrued and unpaid Yield due on the Equity Amounts, determined in accordance with Section 4(a) of the Participation Agreement as of any Payment Date and excluding any interest at the applicable Overdue Rate on any installment of Equity Basic Rent not paid when due and any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Equity Basic Rent.

                                                                     Definitions

         "Equity Commitment" means the Commitment of the Certificate Holders to make equity investments in the Lessor at the request of the Construction Agent or the Lessee in an aggregate amount not to exceed the applicable amount set forth on Schedule 1 to the Participation Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time or any successor Federal statute.

         "Estimated Improvement Costs" for each Site means, as of the Site Acquisition Date for such Site, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended for Construction in order to achieve Completion with respect to Improvements for such Site taking into account the Accrued Interest and Yield to be expected based on the funding schedule and the initial estimate of allocated Transaction Expenses.

         "Event of Default" means a Lease Event of Default, a Construction Agency Agreement Event of Default or a Loan Agreement Event of Default.

         "Event of Loss" with respect to a Site, means any of the following events: (i) destruction or damage to that Site that is determined by the Required Majority Participants (during the Construction Period) or the Lessee (during any period after the Construction Period) (x) to be beyond reasonable repair (in the case of the Construction Period) prior to the Outside Completion Date and (in the case of any period after the Construction Period) by the applicable Expiration Date or (y) to render that Site permanently unfit for the Lessee's normal use for any reason whatsoever; or (ii) the Condemnation, confiscation or seizure of the whole or any significant part of such Site, or requisition of title to, or use of, any significant part of such Site rendering such Site permanently unfit for the Lessee's normal use; or (iii) any event which constitutes an Environmental Violation or any notice or order received from any Governmental Authority in connection with an alleged Environmental Violation or breach or revocation of any permit, license, or approval pertaining to the protection of the environment (and necessary to the Lessee's normal use (with respect to a breach or revocation only)) of such Site if the estimated cost to Lessee to take the action as is necessary to remedy any Environmental Violation, breach, comply with any such order, or to have such permit, license or approval re-issued or re-instated in good standing, as the case may be, is greater than 50% of the originally appraised Fair Market Value of the Site and 100% of the costs to take such action or actions is not covered by environmental liability insurance maintained by the Lessee and acceptable to the Agent, the Lessor and the Required Majority Participants, unless waived in writing by the Agent, the Lessor and the Participants.

         "Excepted Payments" means:

                  all indemnity payments (including indemnity payments made pursuant to Sections 13 and 14 of the Participation Agreement) to which the Lessor, the Agent, any Lender or any of their respective Affiliates, agents, officers, directors or employees is entitled;

                  any amounts (other than Basic Rent or amounts payable by Lessee pursuant to Section 6, 11 or 16 of the Master Lease) payable under any Operative


                                                                     Definitions

                  Document to reimburse the Lessor or any of their respective Affiliates (including the reasonable expenses of the Lessor or such Affiliates incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Document;

                  any amount payable to the Certificate Holders by any transferee of the interest of the Certificate Holders permitted under the Operative Documents as the purchase price for the Certificate Holders' interest (or a portion thereof);

                  any insurance proceeds (or payments with respect to self-insured risks or policy deductibles) under liability policies other than such proceeds or payments payable to any Lender or the Lessor;

                  any insurance proceeds under policies maintained by the Lessor;

                  Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Lessor;

                  all right, title and interest of the Lessor to the Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Lender Mortgage, the Assignment of Leases and Rents and the Construction Agency Agreement Assignment pursuant to the terms thereof; and

                  any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above.

         "Excess Casualty/Condemnation Proceeds" means the excess, if any, of
(x) the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation (net of all costs and expenses reasonably incurred by the Lessor or any Participant in connection therewith) over (y) the Site Balance paid by the Lessee pursuant to Section 11 of the Master Lease with respect to such Casualty or Condemnation.

         "Excess Sales Proceeds" means the excess, if any, of (x) the aggregate of all proceeds received by the Lessor in connection with any sale of the Property pursuant to the Lessor's exercise of remedies under Section 16 of the Master Lease or the Lessee's exercise of the Sale Option under Section 6 of the Master Lease (net of all costs and expenses reasonably incurred by the Lessor or any Participant in connection therewith) over (y) the Property Balance paid by the Lessee.

         "Expiration Date" means for each Site, the fifth anniversary of the Documentation Date, or, if the Basic Term for such Site has been extended in accordance with Section 6(a) of the Master Lease the last day of the Renewal Term; in each case, as such date is accelerated upon any termination of the Lease Term with respect to such Site.

                                                                     Definitions

         "Fair Market Sales Value" for the Property or any Site means the amount, which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of the Property or such Site, respectively. The Fair Market Sales Value shall be determined taking into account the economic useful life and utility of the Property or such Site and based on the assumption that, (i) except for purposes of Sections 6(i) and 16 of the Master Lease, (x) the Property or the applicable Site is in the condition and state of repair required by the Operative Documents and (y) the Lessee is in compliance with the other requirements of the Operative Documents relating to the condition of the Property or such Site and (ii) in the case of the Texas Property, rent payments under the Arco Lease do not necessarily reflect market conditions.

         "Federal" means of or pertaining to the government of the United States of America.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "Fee Letter" means that certain Fee Letter dated February 24, 2000 among Bank One, NA, Banc One Capital Markets, Inc. and Perot Systems Corporation.

         "Filings" is defined in Section 13 of the Participation Agreement.

         "Financial Officer" is defined in Section 8(I)(d)(1)(iii) of the Participation Agreement.

         "Financial Reports" has the meaning set forth in Section 8(a)(18) of the Participation Agreement.

         "FIRREA" means the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, and the rules and regulations adopted pursuant thereto.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2000 Fiscal Year") refer to the Fiscal Year ending on December 31st of such calendar year.

         "Fixtures" means all fixtures (not including Lessee Property) relating to the Improvements, including all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

         "FMV Shortfall" is defined in Section 10(b) of the Participation Agreement.


                                                                     Definitions

         "Force Majeure Event" means, with respect to the Construction relating to any Site, any event (the existence of which, in the case of any event other than adverse weather conditions, was not known by the Lessee or the Construction Agent prior to the applicable Site Acquisition Date) beyond the control of the Lessee and the Construction Agent, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, government activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition or failure to pay or any event, cause or condition which could have been avoided or which could be remedied through the exercise of commercially reasonable efforts or the commercially reasonable expenditure of funds.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Funded Debt" means all Debt, for a Person as of a date, that would, in accordance with GAAP, constitute long-term debt, and which in any event, includes (i) the Property Balance, (ii) any Debt with a maturity of more than one year after the creation of such Debt, (iii) any portion of any Debt included in current liabilities, (iv) any Debt outstanding under revolving credit or similar agreements provided for borrowings (and renewal and extensions thereof) over a period of more than one year notwithstanding that any such Debt may be payable on demand or within one year after the creation thereof, (v) any Capitalized Lease Obligations and (vi) any Guaranty of any obligations of the type described in any of clauses (i) through (v) above and all obligations of the type described in any of clauses (i) through (v) that are endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted with recourse by such Person.

         "Funding Date" means any Business Day on which Advances are made under the Participation Agreement in accordance with Section 3(c) thereof, and includes each Site Acquisition Date.

         "Funding Request" is defined in Section 3(c) of the Participation Agreement.

         "GAAP" means United States generally accepted accounting principles (including principles of consolidation), in effect from time to time.

         "Governmental Actions" means all authorizations, certificates, consents, approvals, waivers, exemptions, variances, franchises, orders, permissions, permits and licenses of, and filings, registrations, recordings and declarations with, any Governmental Authority, which are reasonably or practically necessary in connection with the transactions contemplated by the Participation Agreement or any other Operative Document, including, without limitation, in connection with the compliance with applicable Environmental Laws, the ownership of the Sites by the Trust, the beneficial ownership of such Sites by the Certificate Holders, the leasing of such Sites by the Trust under the Lease, and the use, occupancy and operation of such Sites by the Lessee, and the execution, delivery and performance by the respective parties thereto of the Operative Documents; but not including in the case of the Certificate Holders or the Trust, Governmental Actions, if any, which (A) may be required under applicable Federal, state or local laws, rules and regulations providing for the supervision or regulation of the banking business,


                                                                     Definitions
trust business, insurance business or any other line of business currently carried on by, or as a direct consequence of the nature of any of the properties or assets currently owned, leased, operated or managed in any manner by the Certificate Holders, the Trust or any Affiliate thereof and (B) are not related to the transactions contemplated by the Operative Documents.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Ground Lease" means a ground lease of a Non-Acquired Land Interest in favor of the Lessor (or assigned to the Lessor) as ground lessee, in form and substance acceptable to the Certificate Holders and the Agent, with a Ground Lessor.

         "Ground Lessor" means a Person which is not an Affiliate of the Lessee and is the owner of the fee interest in any parcel or parcels of real property subject to a Non-Acquired Land Interest.

         "Guarantor" means the Lessee as obligor under the Structural Guaranty.

         "Guaranty" by any Person means any direct or indirect undertaking to assume, guaranty, endorse, contingently agree to purchase or to provide funds for the payment of, or otherwise become liable in respect of, any obligation of any other Person, excluding endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Activity" means any activity, process, procedure or undertaking that directly or indirectly (i) produces, generates or creates any Hazardous Substance; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

         "Hazardous Condition" means any condition at any Site that violates or threatens to violate, or that results in or threatens noncompliance with, any Environmental Law.

         "Hazardous Substance" means any of the following: (i) any petroleum or petroleum product, crude oil or any fraction thereof, explosives, radioactive materials, asbestos, asbestos containing materials, ureaformaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety, as defined under any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.


                                                                     Definitions

         "Identified Project" means with respect to any Land Interest, a discrete project that is the subject of Construction and for which Plans and Specifications have been prepared.

         "Impositions" means any and all liabilities, losses, expenses and costs of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever ("Taxes") (including, without limitation, (i) real and personal property taxes, including personal property taxes on any property covered by the Master Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, mortgage taxes, intangible taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, gross receipts, privilege and doing business taxes, license and registration fees; and
(vi) assessments on the Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Lease Term), and in each case all interest, additions to tax and penalties thereon, which at any time may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Tax Indemnitee, the Property or any part thereof or interest therein, or the Lessee or any sublessee or user of the Property or any part thereof; (b) the financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, purchase, rental, lease, activity conducted on, delivery, insuring, use, operation, improvement, transfer, return or other disposition of the Property or any part thereof or interest therein; (c) the Notes or other indebtedness with respect to the Property or any part thereof or interest therein or transfer thereof; (d) the rentals, receipts or earnings arising from the Property or any part thereof or interest therein; (e) the Operative Documents or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to the Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Construction Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes; or (i) otherwise in connection with the transactions contemplated by the Operative Documents.

         "Improved Property" means any Site for which the applicable Land Interest which is acquired by the Lessor includes substantial improvements which will remain at the Site; provided, however, that such Improved Property may be subject to further improvement by the Construction Agent under the Construction Agency Agreement and other Operative Documents.

         "Improvements" means all buildings, structures, Fixtures, Equipment, and other improvements of every kind existing at any time and from time to time (including those constructed pursuant to the Construction Agency Agreement and those purchased with amounts advanced by the Participants pursuant to the Participation Agreement) on or under any Land Interest, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Alterations and other additions to or changes in the Improvements at any time, but excluding in all instances Lessee Property.


                                                                     Definitions

         "Improvements Lease Balance" means, for any Site, as of any date of determination, an amount equal to the sum of the outstanding Lease Balance allocated to the Improvements at such Site (including the amount of the Advance funded to the Lessor or the Construction Agent, as applicable, for acquiring the Improvements existing when Lessor acquired the Land Interest as such amount is set forth in the applicable Funding Request, plus allocable Transaction Expenses) and future Improvement costs and allocable Transaction Expenses allocable pursuant to Section 3(d) of the Participation Agreement.
         "Improvements Proceeds" is defined in Section 6(d)(2)(viii) of the Master Lease.

         "Income Taxes" is defined in Section 13(c)(5) of the Participation Agreement.

         "Indemnitee" or "Indemnified Person" means each of the Trustee, Wilmington Trust Company (or Successor Trustee), each in its individual and trust capacities), the Trust, the Lessor, each Participant, the Agent, their respective Affiliates and their respective successors, assigns, directors, shareholders, partners, officers, employees and agents.

         "Insurance Requirements" means all terms and conditions of any insurance policy either required by the Master Lease to be maintained by the Lessee or required by the Construction Agency Agreement to be maintained by the Construction Agent.

         "Interest Period" shall be determined, with respect to any Loan or Equity Amount as follows:

         (i) For any funding in connection with any Site Acquisition Date, the Agent shall quote the LIBO Rate (Reserve Adjusted) for odd LIBOR interest periods (each, an "Odd LIBOR Period") from such Site Acquisition Date through the last day of the month in which such Site Acquisition Date occurs, to the extent available (and if such LIBO Rate-based interest rates are not available, the applicable interest rate shall be the Alternate Base Rate);

         (ii) Other than as specified in clause (i) above, for each Site during the Construction Period for such Site, the applicable interest periods shall be one-month LIBOR periods, including the full one-month LIBOR period in which the Completion Date applicable to such Site shall occur; and

         (iii) For each Site, after the end of the one-month LIBOR period in which the Completion Date for such Site shall occur, each interest period shall be for a one-month, three-month or six-month LIBOR period.

Notwithstanding the foregoing, (x) interest periods applicable for interest to accrue on Loans and Yield determined by reference to the Alternate Base Rate shall be daily periods, (y) other than Odd LIBOR Periods, each LIBOR Period shall be a customary one-month, three-month or six-month LIBOR Period, and (z) no LIBOR Period shall be permitted which extends beyond the Master Lease Termination Date. If any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless


                                                                     Definitions
the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day.

         "Interim Term" is defined in Section 3(a) of the Master Lease.

         "Interim Term Permitted Lease" means any lease entered into by Lessor with a third party for space at a Site during the Interim Term for such Site.

         "Investment Company Act" means the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

         "knowledge" means, with respect to the Lessee, the actual knowledge of any of the following persons: (i) with respect to facts or occurrences relating to the Property, employees of the Lessee regularly engaged in supervising operations of the Lessee under the Operative Documents with respect to the Property, and (ii) with respect to facts or occurrences unrelated to the Property, any Responsible Employee of the Lessee or the President, any Vice President or the Treasurer of the Lessee.

         "Land Acquisition Agreement" means an agreement for the acquisition of any Land Interest in form and substance reasonably acceptable to the Lessee, the Lessor, the Participants and the Agent.

         "Land Acquisition Cost" means, for each Site, the amount of the Advance funded to the Lessor or the Construction Agent, as applicable, for the purpose of acquiring the applicable Land Interest as such amount is set forth in the applicable Funding Request, including reimbursement for Transaction Expenses as allocated to such Site and Land Acquisition Costs therefore as allocated pursuant to Section 3(d) of the Participation Agreement and any earnest money deposits and all amounts payable pursuant to the Land Acquisition Agreements.

         "Land Interest" means any parcel or parcels of real estate (which may be a Non-Acquired Land Interest) identified from time to time in a Funding Request and located in a state approved by the Agent and the Certificate Holders after discussion with applicable local counsel acceptable to the Agent and the Certificate Holders, which parcel or parcels of real estate are described on
Schedule I to any Lease Supplement, together with all Appurtenant Rights attached thereto.

         "Land Interest Deficiency Amount" means the excess of the Land Interest Lease Balance over the Land Proceeds on the date of determination for the applicable Site or Sites.

         "Land Interest Lease Balance" means, for any Site, as of any date of determination, an amount equal to the sum of the outstanding Lease Balance allocated to the Land Interest for such Site pursuant to Section 3(d) of the Participation Agreement.

         "Land Proceeds" is defined in Section 6(d)(2)(viii) of the Master
Lease.

                                                                     Definitions

         "Lease Balance" means, for each Site, as of any date of determination, an amount equal to the sum of the Loan Balance, and the Equity Balance, in each case to the extent funded with respect to or allocable to such Site.

         "Lease Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

         "Lease Event of Default" is defined in Section 15 of the Master Lease.

         "Lease Supplement" means a Lease Supplement substantially in the form of Exhibit A to the Master Lease, dated as of the applicable Site Acquisition Date and covering one or more Sites.

         "Lease Term" is defined in Section 3(a) of the Master Lease.

         "Lender Basic Rent" means, in the aggregate, Tranche A Lender Basic Rent and Tranche B Lender Basic Rent.

         "Lender Financing Statements" means UCC financing statements appropriately completed and executed for filing in the applicable jurisdiction in order to perfect a security interest in favor of the Agent for the benefit of the Lenders in the Equipment located on the Property or in any Improvements on the Property.

         "Lender Mortgage" means each mortgage, deed of trust or similar lien instrument substantially in the form of Exhibit H to the Participation Agreement, executed by the Lessor, and joined in by the Lessee, in favor of the Agent for the benefit of the Lenders with respect to a Site.

         "Lender's Commitment Percentage" means for each Lender, the applicable percentage set forth on Schedule 1 to the Participation Agreement.

         "Lenders" means, collectively, the Tranche A Lenders and the Tranche B Lenders.

         "Lessee" means PSC Management Limited Partnership, a Texas limited partnership, as lessee under the Master Lease and the Lease Supplements, and its successors and assigns expressly permitted under the Operative Documents.

"Lessee-Controlled Contest" is defined in Section 13(f) of the Participation Agreement.

         "Lessee Property" means any and all furniture, artwork, art objects, memorabilia, artifacts, rugs, carpet (other than wall-to-wall carpet), objects of historical import, trade fixtures, decorations, equipment, air filters, computers and computer equipment, table and floor lamps and other personal property located on or about the Site not constituting a Nonseverable Improvement to any Site and which was not purchased with the proceeds of any Advance and is not a replacement of any item purchased with proceeds of any Advance.


                                                                     Definitions

         "Lessor" means Perot Systems Business Trust No. 2000-1, as lessor under the Master Lease and the Lease Supplements, and its successors and assigns expressly permitted under the Operative Documents.

         "Lessor Financing Statements" means UCC financing statements appropriately completed and executed for filing in the applicable jurisdiction in order to protect the Lessor's interest under the Master Lease to the extent the Master Lease is a security agreement.

         "Lessor Lien" means any Lien, true lease or sublease or disposition of title or any interest therein arising as a result of (a) any Claim against the Lessor or any Participant not resulting from or related to the transactions contemplated by the Operative Documents, (b) any act or omission of the Lessor or any Participant which is not required or permitted by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any Claim against the Lessor or any Participant with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify the Lessor or any Participant, in its individual capacity, pursuant to Section 13 or Section 14 of the Participation Agreement or (d) any Claim against the Lessor or any Participant arising out of any transfer by the Lessor or that Participant of all or any portion of the interest of the Lessor in the Property or any Site or the Operative Documents other than the transfer of title to or possession of the Property or any Site by the Lessor pursuant to and in accordance with the Master Lease, the Loan Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Section 16 of the Master Lease.

         "LIBO Rate" means, relative to any Loan or Equity Amount for any Interest Period, the offered rate for the period equal to or next greater than the Interest Period for U.S. Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two Business Days prior to the first day of the Interest Period as shown on the display designated as British Bankers Association Interest Settlement Rates on Reuters for the purpose of displaying such rate. In the event that such rate is not available on Reuters, then such offered rate shall be otherwise independently determined by Agent from an alternate, substantially similar independent source available to Agent or shall be calculated by Agent by a substantially similar methodology as that theretofore used to determine such offered rate.

                  "LIBO Rate (Reserve Adjusted)" means, relative to any Loan or Equity Balance for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/32 of 1%) determined pursuant to the following formula:

                  LIBO Rate           =               LIBO Rate
                  (Reserve Adjusted)       1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period will be determined by the Agent, on the basis of the LIBOR Reserve Percentage in effect on, and the applicable LIBO Rate obtained by the Agent, two Business Days before the first day of such Interest Period.

         "LIBOR Period" means any Interest Period with respect to a Loan or an Equity Balance in which interest accrues on such Loan or Yield is computed for such Equity Balance at a rate determined by reference to the LIBO Rate (Reserve Adjusted).


                                                                     Definitions

         "LIBOR Reserve Percentage" means, relative to any Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, charge, easement or servitude of any kind, including, without limitation, any agreement to give any of the foregoing, and any irrevocable license, pledge, conditional sale or trust receipt or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded.

         "Loan" is defined in Section 2.1 of the Loan Agreement.

         "Loan Agreement" means the Loan Agreement, dated as of June 22, 2000, between the Lessor, as borrower thereunder, and the Lenders.

         "Loan Agreement Default" means any event, act or condition which with notice or lapse of time, or both, would constitute a Loan Agreement Event of Default.

         "Loan Agreement Event of Default" is defined in Section 6.1 of the Loan Agreement.

         "Loan Amount" is defined in Section 3(b) of the Participation
Agreement.

         "Loan Balance" means for each Site, with respect to any Lender as of any date of determination an amount equal to the sum of the outstanding principal amount of the Loans made by that Lender, together with all Accrued Interest thereon allocable to that Site. "Loan Balance" means for each Site, with respect to all Lenders as of any date of determination, the aggregate amount of Loan Balances for all Lenders relating to such Site. "Loan Balance" means for the Property, with respect to all of the Lenders as of any date of determination, the aggregate Loan Balance for all Lenders relating to all Sites.

         "Loan Commitment" means the Commitment of each Lender to make Loans to the Lessor at the request of the Lessee in an aggregate principal amount at any time outstanding not to exceed the applicable amount set forth on Schedule 1 to the Participation Agreement.

         "Loan Documents" means the Loan Agreement and the Notes.

         "Loss Bid" is defined in Section 6(d)(2) of the Master Lease.

         "Loss Bid Notice" is defined in Section 6(d)(2) of the Master Lease.


                                                                     Definitions

         "Mandatory Alterations" is defined in Section 9(d) of the Master Lease.

         "Master Assignment of Leases and Rents" means the Master Assignment of Leases and Rents dated as of June 22, 2000, from the Lessor, as assignor, to the Agent, on behalf of the Lenders, as assignee.

         "Master Lease" means the Master Lease Agreement and Mortgage and Deed of Trust, dated as of June 22, 2000, between the Lessor and the Lessee, together with all Lease Supplements, covering the Property.

         "Material", "material", "Materially" and "materially" mean material to
(i) the consolidated financial position, business, assets or consolidated results of operations of the Lessee or Parent Guarantor, (ii) the ability of the Lessee, Parent Guarantor or any Affiliate to perform its obligations under the Operative Documents to which it is a party, or (iii) the value, condition, use or useful life of any Site.

         "Material Adverse Effect" shall mean (a) any effect in the business, assets, operations, results of operations or financial or other condition of any Site or of Lessee or Parent Guarantor (as the context requires) which materially and adversely affects the ability of Lessee or Parent Guarantor to pay or perform its obligations under the Operative Documents with respect to one or more Sites or in the aggregate (as the context requires) in accordance with the terms thereof, or (b) any other effect which materially and adversely affects the rights and remedies of Lessor or any of the Participants under the Operative Documents.

         "Material Assets" means with respect to any Person all material interests in any kind of material property or asset, whether real, personal or mixed, or tangible or intangible.

         "Material Indebtedness" means Debt (other than the Loans and Equity Balances) of or guaranteed by the Parent Guarantor in an aggregate principal amount equal to or greater than 25 Million Dollars.

         "Maturity Date" means, with respect to Loans and Equity Amounts, the Expiration Date.

         "Mortgage" means (i) the provisions of Section 14 of the Master Lease and any and all Lease Supplements and other security instruments (if any) in appropriate recordable form in the applicable states in which the respective Sites are located, sufficient to grant to the Lessor a first priority lien on any Site, together with (ii) any assignment or other instrument pursuant to which the Lessor transfers its interest in such security instruments to the Agent for the benefit of the Lenders.

         "Net Proceeds" means all amounts received by the Lessor in connection with any Casualty or Condemnation or any sale of any Site pursuant to the Lessor's exercise of remedies under Section 11 of the Master Lease or the Lessee's exercise of the Sale Option under Section 6 of the Master Lease, and all interest earned thereon, less the reasonable expense of claiming and collecting such amounts, including all reasonable costs and expenses in connection therewith for which the Lessor or any Lender is entitled to be reimbursed pursuant to the Master Lease.


                                                                     Definitions

         "Non-Acquired Land Interest" means a Land Interest for which fee title is not acquired by Lessor pursuant to the Operative Documents, including (without limitation) a Land Interest subject to a Ground Lease.

         "Non ALTA State" means a state, including the State of Texas, in which surveys of real property are not customarily prepared and certified in conformity with ALTA standards for surveys of real property and in which no approved or customarily used title insurance policies contain the standard provisions contained in title policies issued to insure title to commercial real properties of the type contained in title insurance policies issued in conformity with ALTA standards.

         "Non-Consenting Participant" is defined in Section 6(c)(3) of the Participation Agreement.

         "Nonintentional Event" is defined in Section 5.3(c) of the Construction Agency Agreement.

         "Nonseverable Improvement" shall mean (i) any Improvement the removal of which from a Site would cause material damage to such Site and (ii) all Mandatory Alterations.

         "Nonuse Fees" is defined in Section 4(d)(I) of the Participation Agreement.

         "Note Holder" is defined in Section 4.1 of the Loan Agreement.

         "Notes" is defined in Section 2.4 of the Loan Agreement.

         "Obligations" means all obligations (monetary or otherwise) of the Lessee arising under or in connection with any of the Operative Documents.

         "Occupied Percentage" is defined in Section 4 of the Master Lease.

         "Odd LIBOR Period" is defined in the definition of "Interest Period" given above.

         "Operative Documents" means the following:

the Participation Agreement;
The Master Lease
the Lease Supplements;
the Loan Agreement
the Notes;
the Master Assignment of Leases and Rents;
the Specific Assignments of Leases and Rents;
each Ground Lease (if any) and each memorandum thereof;
the Deeds;
the Lender Mortgage;
the Structural Guaranty;
the Parent Guaranty;


                                                                     Definitions
the Construction Agency Agreement;
the Construction Agency Agreement Assignment;
the Construction Documents Assignment;
the Construction Agency Agreement Supplements;
the Trust Agreement;
the Engagement Letter and Fee Letter; and

any other document that the Lessee, the Lessor and the Agent agree to designate as an "Operative Document".

         "Organic Document" means, relative to any Person, its articles or certificate of incorporation, certificate of trust, certificate or articles of association, or certificate and agreement of limited partnership or any other similar document, as applicable, its by-laws or trust agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

         "Outside Completion Date" is defined in Section 3(a) of the Master
Lease.

         "Overall Transaction" means the transactions contemplated by the Operative Documents.

         "Overdue Rate" means, with respect to any Loan or Equity Amount, the Alternate Base Rate for such Loan or Equity Amount plus 2.0% per annum.

         "Parent Guarantor" means Perot Systems Corporation, a Delaware corporation as obligor under the Parent Guaranty.

         "Parent Guaranty" means the Guaranty dated as of June 22, 2000 from the Parent Guarantor to the Lessor, the Agent and the Participants.

         "Participant Balance" means, with respect to any Participant as of any date of determination: (i) with respect to any Tranche A Lender, its Tranche A Loan Balance, (ii) with respect to any Tranche B Lender, its Tranche B Loan Balance, or (iii) with respect to the Lessor, the Equity Balance.

         "Participant Indemnitee" means each of the Participants, the Agent, their respective Affiliates and their respective successors, permitted assigns, directors, shareholders, partners, officers, employees and agents.

         "Participants" means, collectively, the Tranche A Lenders, the Tranche B Lenders and the Certificate Holders.

         "Participation Agreement" means the Participation Agreement dated as of June 22, 2000 among the Certificate Holders, the Trust, the Owner Trustee, the Lessee, as Lessee, Construction Agent and Guarantor, the Parent Guarantor, the Lessor, the Lenders and the Agent.

         "Parts" means all appliances, parts, instruments, appurtenances, accessories and other equipment of whatever nature, which are incorporated or installed in or attached to and become a


                                                                     Definitions
part of the Non-Severable Improvements on such Site, either as originally constituted or after any Construction, but shall not include any Lessee Property.

         "Payment Date" means (a) any Scheduled Payment Date and (b) any date on which interest is payable pursuant to Section 2.6(c)(ii) of the Loan Agreement in connection with any prepayment of the Loans.

         "Payment Default" means a Lease Default relating to a Lease Event of Default under Section 15(a), (e), (f), (g), (h), (i), (j) or (k) of the Master Lease.

         "Payment Office" means the office of the Lessor, the Agent and each Participant identified on Schedule 2 to the Participation Agreement as its Payment Office.

         "Permitted Contest" means a good faith contest of (i) the legality or validity of any of the taxes, assessments, levies, fees or other governmental charges, or other claims, Liens or Impositions which, under the terms of the Participation Agreement or the Master Lease are required to be paid or discharged by the Lessee, the Trustee, the Trust or the Certificate Holders, as the case may be, but for such contest, or (ii) the legality, validity or necessity for compliance with any Applicable Law; which contest shall be diligently pursued (including, without limitation, with respect to the posting of bonds or security) in a manner which each Person which is an Indemnified Person with respect to the applicable Claim reasonably determines will during the pendency of such contest prevent the imposition of any civil or criminal penalty on, material risk of foreclosure, forfeiture or sale of, or adverse effect on, the title, property or right of, such Indemnified Person.

         "Permitted Equity Assignment Amount" is defined in Section 12 of the Participation Agreement.

         "Permitted Exceptions" means Liens of the types described in clauses
(i), (ii), (iii), (iv) (v), (vii), (ix) and (xi) of the definition of Permitted Liens and Liens described on the Title Policy (other than Liens described in clause (iv) or (vi) of the definition of Permitted Liens) that are consented to by the Lessor and the Agent in their reasonable discretion.

         "Permitted Investments" means those investments in money market funds rated AAA-m by Moody's Investors Service, or AAAmg by Standard & Poor's Rating Group, in interest bearing deposits in a national or state bank having a combined capital and surplus of not less than $100,000,000 and direct obligations of, or obligations the principal interest on which are unconditionally guaranteed by, the United States of America.

         "Permitted Liens" means, for each Site, any of the following:

                  (i) the respective rights and interests of the parties to the Operative Documents as provided in the Operative Documents (including without limitation, the Lender Mortgage);

                  (ii) the rights of any sublessee under a sublease not prohibited by the terms of the Master Lease and any rights of the lessee under any lease existing as of


                                                                     Definitions
                           the applicable Site Acquisition Date, as each such sublease or lease may be amended, modified, waived, supplemented, restated, replaced, renewed, extended or terminated from time to time;

                  (iii) the rights of Arco under the Arco Lease and of the lessee under each Interim Term Permitted Lease, as each such lease may be amended, modified, waived, supplemented, restated, replaced, renewed, extended or terminated from time to time with the consent of Lessor;

                  the rights of any Ground Lessor with respect to any Non-Acquired Land Interest acquired by the Lessor assuming no default by the ground lessee thereunder;

                  Liens for Taxes that either are not yet delinquent or are the subject of a Permitted Contest;

                  Liens arising by operation of law, materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens relating to the Construction of the Improvements or in connection with any Alterations or arising in the ordinary course of business for amounts which either are not more than 60 days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in the definition of Permitted Contest;

                  Liens of any of the types referred to in clause (vi) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements reasonably satisfactory to the Lessor have been made), which bonding (or other arrangements) shall comply with applicable Requirements of Law, and has effectively stayed any execution or enforcement of such Liens;

                  Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest set forth in the definition of Permitted Contest;

                  easements, rights of way and other encumbrances on title to real property existing as of the applicable Site Acquisition Date or thereafter permitted pursuant to Section 8 of the Master Lease;

                  Lessor Liens;

                  Liens created with the consent of the Lessor;

                  Liens described on the title insurance policy delivered with respect to such Site pursuant to Section 9(c)(15) of the Participation Agreement other than Liens described in clause (vi) or (viii) above that are not removed within 40 days of their origination; and


                                                                     Definitions
                  in the case of any Non-Acquired Land Interest, a mortgage on the fee estate in such Non-Acquired Land Interest, as long as a non-disturbance and attornment agreement of the mortgagee of such fee estate in form and substance acceptable to the Agent and the Certificate Holders has been delivered to the Lessor.

                  (iv) "Perot Family Member" means a member of the family of Ross Perot (an individual resident of the State of Texas), and any direct descendents thereof, or by or through marriage, or any Affiliate of any such Person, including The Perot Foundation and any other charitable foundation or organization established by a Perot Family Member.

"Perot Operating Premises" means that part of any Site which is not a Construction Portion, the Arco Operating Premises or any portion of a Site covered by an Interim Term Permitted Lease and which Lessee, or any Affiliate of Lessee under a sublease, elects to use to operate its business during the Interim Term for that Site in accordance with Section 4 of the Master Lease.

"Person" means any individual, partnership, corporation, limited liability company, limited liability partnership, trust, unincorporated association or joint venture, a Governmental Authority, or any other entity.

"Plans and Specifications" means, for each Identified Project, the preliminary plans and specifications for the Construction of such Identified Project, as more particularly described in Schedule 2 to the Construction Agency Agreement Supplement applicable to the Site of which the Identified Project is a part, as the same may be modified, amended or supplemented in accordance with the Operative Documents prior to the Completion Date.

"Prime Rate" means the rate of interest per annum announced from time to time by Bank One, NA or its parent as its prime rate, which is not necessarily the lowest rate charged by Bank One, NA to any customer), changing when and as said prime rate changes. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to Section 21(l) of the Participation Agreement, then the term "Prime Rate" shall mean the prime rate, base rate or other analogous rate of the new Agent.

"Proceeds" is defined in Section 6(d) of the Master Lease.

"Projected Completion Value" is defined in the definition of "Appraisal."

"Property" means all of the Sites subject to the Master Lease pursuant to Lease Supplements from time to time.

"Property Balance" means, as of any date of determination, an amount equal to the sum of the Loan Balance for the Property as of such date, plus the Equity Balance for the Property as of such date plus any Supplemental Rent (including Break Costs) then due and owing.

"Property Cost" means the sum of the Site Costs for all Sites.


                                                                     Definitions

"Property Improvement Costs" means the sum of the aggregate amount of the Site Improvement Costs for all Sites, including all Transaction Expenses and the Nonuse Fees.

"Purchase Agreement" means that certain Purchase and Sale Agreement by and between Atlantic Richfield Company, as seller, and Perot Systems Corporation, as purchaser, dated effective as of June 8, 2000, for the Texas Property.

"Purchase of Assets Agreement Assignment" is defined in Section 9(c)(20) of the Participation Agreement.

"Purchase Option" is defined in Section 6(b) of the Master Lease.

"Related Parties is defined in Section 22(j) of the Participation Agreement.

"Release" means any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

"Remaining Percentage" means, for each Site, the excess of 100% over the Applicable Percentage applicable to such Site.

"Renewal Term" is defined in Section 6(a) of the Master Lease.

"Rent" means, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Master Lease.

"Replacement Participant" is defined in Section 6(c)(3) of the Participation Agreement.

"Replacement Parts" is defined in Section 9(c) of the Master Lease.

"Required Certificate Holders" means at any time, Certificate Holders holding Certificates representing more than 66-2/3% or more of the Equity Balance at such time.

"Required Licenses" shall mean with respect to any Site, as of any date, all licenses, permits and rights reasonably necessary for the commercial operation of such Site, as it is constituted on such date in accordance with the terms of the Lease, by an operator other than the Lessee or its Affiliates.

"Required Majority Participants" means, at any time (i) Participants holding 51% or more of the aggregate outstanding principal amount of the Loans and the Equity Balance or, (ii) if no such principal amount is then outstanding, Participants having 51 % or more of the aggregate Loan Commitments and Equity Commitments.

"Required Participants" means, at any time (i) Participants holding 66-2/3% or more of the aggregate outstanding principal amount of the Loans and the Equity Balance or, (ii) if no such principal amount is then outstanding, Participants having 66-2/3% or more of the aggregate Loan Commitments and Equity Commitments.


                                                                     Definitions

"Requisition of Use" means, with respect to a Site, the confiscation, seizure or requisition of use of such Site (or such a substantial portion thereof so as to render operation of such Site by a private party commercially impractical) by the act of any Governmental Authority, but only if such confiscation, seizure or requisition of use continues for a period of more than twelve (12) consecutive months or beyond the Expiration Date for such Site.

 "Responsible Employee" means, relative to the Lessee or Parent Guarantor, as applicable, those of its officers or employees responsible for the Property whose signature and incumbency or position shall have been certified to the Participants from time to time.

"Return Date" for a Site means the applicable date pursuant to Section 6(g) of the Master Lease on which the Lessee transfers such Site.

"Sale Option" is defined in Section 6(c) of the Master Lease.

"Scheduled Payment Date" means as to any Loan or Equity Amount, (i) the last day of each applicable Interest Period, except for Accrued Interest or Yield with respect to a six-month LIBOR Period which shall be payable at the end of the third and sixth months in that six-month LIBOR Period, (ii) for Accrued Interest or Yield, respectively, which accrues at the Alternate Base Rate, the last Business Day of the each calendar month, (iii) upon any prepayment, and (iv) at the Maturity Date.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

"Severable Improvement" means any Improvement which is not a Nonseverable Improvement, but excluding any Replacement Parts.

"Site" means each Land Interest, upon becoming subject to a Lease Supplement, together with any Improvements located thereon at the time the Land Interest is acquired by the Lessor and any Improvements thereafter constructed thereon.

"Site Acquisition Date" is defined in Section 2(b) of the Participation
Agreement.

"Site Balance" means for each Site, as of any date of determination, an amount equal to the aggregate principal amount of the Loans and Equity Balance allocable to such Site and outstanding on such date, all Accrued Interest with respect to such Loans and Yield accruing with respect to such Equity Balances, and any Supplemental Rent (including Break Costs) then due and owing relating to such Site, including (without limitation) the portion of any Transaction Expenses or other costs not related to a specific Site which have been allocated or reallocated by the Agent to such Site from time to time as determined by the Agent in its reasonable judgment.

"Site Cost" means, for any Site, the sum of the Land Acquisition Cost for such Site and the Site Improvement Costs for such Site.


                                                                     Definitions

"Site Improvement Costs" means, for any Site, the aggregate amount of Advances funded to the Construction Agent for the purpose of lease, design, Construction of Improvements or improvement on, of or with respect to such Site, paying lawful costs arising in connection with the development of such Site and the Construction of Improvements thereon, as such amounts are set forth in the applicable Funding Requests for such Site, as well as all insurance premiums allocable to the Construction Portion of the Site, all deductibles payable with respect to claims made under insurance policies covering the Site which the Lessee or Construction Agent is obligated to pay in accordance with the Operative Documents and which are allocable to the Construction Portion of the Site, all expenses of operating the Construction Portion of the Site, and all professional fees and other "soft costs" authorized by the Construction Agent and reasonable acceptable to the Lessor and the Agent and of a nature ordinarily and reasonable incurred at any time in connection with the acquisition or construction of a Site. The Site Improvement Costs for any Site shall include
(i) any portions of Advances made during the Construction Period which were applied to the payment of Accrued Interest or Yield applicable to such Site and allocated to Site Improvement Costs for such Site under Section 3(d) of the Participation Agreement, and (ii) Transaction Expenses allocated to such Site and to Site Improvement Costs for such Site under Section 3(d) of the Participation Agreement.

"Specific Assignment of Leases and Rents" means each Specific Assignment of Leases and Rents with respect to a Site, from the Lessor, as assignor, to the Agent, on behalf of the Lenders, as assignee, pursuant to Section 17 of the Master Assignment of Leases and Rents.

"Structural Guaranty" means the Guaranty dated as of June 22, 2000 from the Guarantor to the Lessor, the Agent and the Participants.

"Subsidiary" means, with respect to any Person, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person, or (ii) any partnership, joint venture, limited liability company or other entity as to which such Person, directly or indirectly, owns more than a 50% ownership, equity or similar interest or has the power to direct or cause the direction of management and policies, or the power to elect the managing general partner, managers or the equivalent, of such partnership, joint venture, limited liability company or other entity, as the case may be.

"Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent, Applicable Percentage Amounts, Site Balances and Property Balance) which Lessee assumes or agrees to pay to Lessor or any other Person under the Master Lease or under any of the other Operative Documents.

"Swap Agreement" means any interest rate, currency or commodity swap agreement or other interest rate, currency or commodity price protection agreement capable of financial settlement only.


                                                                     Definitions

"Swap Payment Obligations" means, with respect to any Person, an obligation of such Person to pay money, either in respect of a periodic payment or upon termination, to a counterparty under a Swap Agreement, after giving effect to any netting arrangements between such Person and such counterparty and such Person's rights of set-off in respect of such obligation provided for in such Swap Agreement.

"Tax Indemnitee" is defined in Section 13(a) of the Participation Agreement.

"Taxes" is defined in the definition of Impositions.

"Texas Property" means that certain approximately 64.414 acres of land located in Plano, Collin County, Texas and the buildings existing thereon and to be constructed thereon, and more fully described in the Lease Supplement for the Texas Property.

"Third Party Lease" is defined in Section 13(a) of the Master Lease.

"Title Defect" means with respect to any Site, any Lien (other than a Permitted
Lien) thereon or any defect, deficiency or title exception with respect thereto which Lien, defect, deficiency or title exception impairs or would be reasonably likely to materially impair the marketability, economic value, utility or economic useful life of such Site as a corporate headquarters campus (or with respect to other properties, the commercial operation thereof for its intended purposes).
"Title Policies" is defined in Section 9(c)(15) of the Participation Agreement.

"Tranche A Lender Basic Rent" means, as determined as of any Payment Date, the interest due on the Tranche A Loans, determined in accordance with Section 2.6 of the Loan Agreement and excluding any interest at the applicable Overdue Rate on any installment of Tranche A Lender Basic Rent not paid when due and any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Tranche A Lender Basic Rent.

"Tranche A Lenders" means, collectively, the various financial institutions which either (i) are parties to the Loan Agreement on the Documentation Date or
(ii) become parties to the Loan Agreement thereafter as Tranche A Lenders.

"Tranche A Loan Balance" means as of any date of determination an amount equal to the sum of the outstanding principal amount of all Tranche A Loans together with all Accrued Interest thereon.

"Tranche A Loans" is defined in Section 2.1 of the Loan Agreement.

"Tranche B Lender Basic Rent" means, as determined as of any Payment Date, the interest due on the Tranche B Loans, determined in accordance with Section 2.6 of the Loan Agreement and excluding any interest at the applicable Overdue Rate on any installment of Tranche B Lender Basic Rent not paid when due and any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Tranche B Lender Basic Rent.


                                                                     Definitions

"Tranche B Lenders" means, collectively, the various financial institutions which either (i) are parties to the Loan Agreement on the Documentation Date or
(ii) become parties to the Loan Agreement thereafter as Tranche B Lenders.

"Tranche B Loan Balance" means as of any date of determination an amount equal to the sum of the outstanding principal amount of all Tranche B Loans together with all Accrued Interest thereon.

"Tranche B Loans" is defined in Section 2.1 of the Loan Agreement.

"Transaction Expenses" means all costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Documents and the transactions contemplated by the Operative Documents including without limitation:

the reasonable fees, out-of-pocket expenses and disbursements of counsel for the Agent and the Participants and counsel for the Trustee in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents;

the reasonable fees, out-of-pocket expenses and disbursements of any law firm or other external counsel, and (without duplication) the reasonable allocated cost of internal legal services and all disbursements of internal counsel of each of the Lessor, the Agent and each Participant in connection with (1) the syndication (pre closing or post closing) of the Notes and Certificates by the Arranger, (2) any amendment, supplement, waiver or consent with respect to any Operative Documents requested or approved by the Lessee and (3) any enforcement of any rights or remedies against the Lessee in respect of the Operative Documents;

any other reasonable fees, out-of-pocket expenses, disbursements or cost of any party to the Operative Documents (not including those of the Lessee), including the initial and ongoing fees and expenses of the Trustee relating to the Trust;

any and all Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Documents;

any title fees, premiums and escrow costs and other expenses relating to title insurance and the closings contemplated by the Operative Documents;

all expenses relating to all Environmental Audits required to be made or which may be made at the election of the Lessor, the Agent or any Participant;

all costs and expenses of all surveys, engineering and architectural work and construction bonds (if any);


                                                                     Definitions
the cost of any residual value insurance policy obtained by the Trust (at the direction of Banc One Leasing Services Corp.) on or about the Documentation Date which relates to the Overall Transaction;

fees and other expenses relating to Appraisals, including any new Appraisal pursuant to Section 10(b) of the Participation Agreement;

the Arranger's fee and all other amounts due under the Engagement Letter and the Fee Letter, including during the Construction Period, the Annual Administration Fee; and

other necessary fees and expenses in connection with the transactions contemplated by the Participation Agreement.

"Transferee" is defined in Sections 11(d) and 12(c) of the Participation Agreement.

"Trust" means Perot Systems Business Trust No. 2000-1, a Delaware business trust formed pursuant to the provisions of Title 12, Chapter 38 of the Delaware Code.

"Trust Agreement" means the Trust Agreement dated as of June 22, 2000 between the Certificate Holders and Wilmington Trust Company.

"Trust Estate" is defined in Section 2.1(b) of the Trust Agreement.

"Trustee" means Wilmington Trust Company, not in its individual capacity but solely as trustee of the Trust, and its permitted successors as the trustee of the Trust.

"Trustee Officer" is defined in Section 7(b)(1) of the Participation Agreement.

"Trustee's Expenses" shall mean any and all liabilities, obligations, losses, damages, penalties, taxes (other than any income taxes on fees or other compensation received by the Trustee for serving as trustee or other Income Taxes), claims (including, without limitation, claims involving strict or absolute liability in tort), warranty claims or claims based on negligence, products liability or statutory liability, and environmental claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Trustee, or any of its successors, assigns, agents, servants or personal representatives, in any way relating to or arising out of the Participation Agreement or any other Operative Document, the assets of the Trust, the Sites or any part thereof, any of the transactions contemplated in any Operative Document or the performance or non-performance or enforcement of any of the terms thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, sublease, possession, use, operation, maintenance, condition, registration, sale, return, storage or other disposition of the assets of the Trust, or any part thereof or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust or the action or inaction of the Trustee under the Participation Agreement, except if such claim is a result of or arises out of (i) willful misconduct or gross negligence on the part of the Trust or the Trustee in the


                                                                     Definitions
performance of its duties under the Participation Agreement or any other Operative Document or the failure to exercise the same degree of care and skill as is customarily exercised by similar institutions in the receipt and disbursement of moneys under similar circumstances or (ii) the falseness or inaccuracy of any representation or warranty of the Trustee in Section 7 of the Participation Agreement or any other Operative Document.

"UCC Financing Statements" means collectively the Lender Financing Statements and the Lessor Financing Statements.

"Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

"Wholly Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly Owned Subsidiaries of such Person, or by such Person and one or more Wholly Owned Subsidiaries of Such Person or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

"Wilmington Trust Company" means Wilmington Trust Company, a Delaware banking corporation in its individual capacity.

"Yield" is defined in Section 4(a)(i) of the Participation Agreement.

"Yield Rate" means, with respect to any Interest Period, the sum of (i) the LIBO Rate (Reserve Adjusted) or (ii) the Alternate Base Rate, as applicable, for such Interest Period plus the Applicable Equity Margin.



                                                                     Definitions

SCHEDULE I

PRICING SCHEDULE


--------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY               Level I(1)       Level II(1)         Level III(1)         Level IV(1)           Level V(1)
---------------------------- --------------- -------------------- -------------------- --------------------- -------------------
                             Funded Debt     Funded Debt          Funded Debt          Funded Debt           Funded Debt

                             To              To                   To                   To                    to

                             EBITDA Ratio    EBITDA Ratio         EBITDA Ratio         EBITDA Ratio          EBITDA Ratio

                             < 0.5x          > or = to 0.5x but   > or = to 1.0x but   > or = to 1.5x but    > or = to 2.0x but

                                             < 1.0x               < 1.5x               < 2.0x                < 2.5x
---------------------------- --------------- -------------------- -------------------- --------------------- -------------------
COMMITMENT FEE(2)              15.0 bps       17.5 bps             20.0 bps             27.5 bps              32.5 bps
---------------------------- --------------- -------------------- -------------------- --------------------- -------------------
LIBOR MARGIN

         A/B Notes:          75.0 bps        100.0 bps            112.5 bps            137.5 bps             150.0 bps

         Certificates:       200 bps         225 bps              250 bps              275 bps               300 bps
---------------------------- --------------- -------------------- -------------------- --------------------- -------------------
ABR MARGIN

         A/B Notes:          0 bps           0 bps                0 bps                0 bps                 0 bps

         Certificates:       100 bps         112.5 bps            125 bps              137.5 bps             150 bps
---------------------------- --------------- -------------------- -------------------- --------------------- -------------------

--------------------------------------------------------------------
CREDIT QUALITY               Level VI(1)             Level VII(1)
---------------------------- --------------------- -----------------
                             Funded Debt           Funded Debt

                             to                    to

                             EBITDA Ratio          EBITDA Ratio

                             > or = to 2.5x but    > or = to 2.75

                             < 2.75x
---------------------------- --------------------- -----------------
COMMITMENT FEE 2             37.5 bps              37.5 bps
---------------------------- --------------------- -----------------
LIBOR MARGIN

         A/B Notes:          165.0 bps             175.0 bps

         Certificates:       325 bps                350 bps
---------------------------- --------------------- -----------------
ABR MARGIN

         A/B Notes:          0 bps                 0 bps

         Certificates:       162.5 bps             175 bps
---------------------------- --------------------- -----------------




1 The Commitment Fee and LIBOR Margin will be adjusted (upward or downward) effective not more than 5 business days after the Administrative Agent has received the Lessee's quarterly financial statements required to be delivered under the lease.

2 Payable on the unused balance of the commitments of the Investors during the Construction Phase.

         Pricing at closing will be at Level II; to be maintained for 12 months from Documentation Date.




                                     Q - 1
                                                         Participation Agreement